As filed with the Securities and Exchange Commission on August 29, 2011
Securities Act File No. 333-70423
Investment Company Act of 1940 File No. 811-09195

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /

Pre-Effective Amendment No. /    /
Post-Effective Amendment No. 26 / X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / X /
Amendment No. 28 / X /

SA Funds - Investment Trust
(Exact Name of Registrant as Specified in Charter)

3055 Olin Avenue, Suite 2000
San Jose, California 95128
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (408) 260-3100

Christopher D. Stanley, Esq.
Chief Legal Officer
SA Funds – Investment Trust
3055 Olin Avenue, Suite 2000
San Jose, California 95128
(Name and Address of Agent for Service)

Copies to:

Brian F. Link, Esq.	R. Darrell Mounts, Esq.
Vice President and Managing Counsel	Counsel to the Trust
State Street Bank and Trust Company	K&L Gates LLP
Mail Code: JHT 1732	1601 K Street, N.W.
200 Clarendon Street	Washington, DC 20006
Boston, Massachusetts 02116

It is proposed that this filing will become effective: (check appropriate box)

Immediately upon filing pursuant to paragraph (b)
On (Date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
X	On (October 28, 2011) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On (Date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS	October 28, 2011

PORTFOLIOS OF INVESTMENTS

SA U.S. Fixed Income Fund (SAUFX)

SA Global Fixed Income Fund (SAXIX)

SA U.S. Core Market Fund (SAMKX)

SA U.S. Value Fund (SABTX)

SA U.S. Small Company Fund (SAUMX)

SA International Value Fund (SAHMX)

SA International Small Company Fund (SAISX)

SA Emerging Markets Value Fund (SAEMX)

SA Real Estate Securities Fund (SAREX)

SA FUNDS PRIVACY POLICY

Each fund is a series of SA Funds - Investment Trust. The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summaries	2
SA U.S. Fixed Income Fund	2
SA Global Fixed Income Fund	6
SA U.S. Core Market Fund	10
SA U.S. Value Fund	13
SA U.S. Small Company Fund	16
SA International Value Fund	18
SA International Small Company Fund	21
SA Emerging Markets Value Fund	25
SA Real Estate Securities Fund	28

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers
and Other Financial Intermediaries	32

Asset Allocation and Investment Philosophy	33

The Funds in Greater Detail	34
Fixed Income Funds	34
SA U.S. Fixed Income Fund	34
SA Global Fixed Income Fund	35
Additional Information About the Fixed Income Funds	37
Equity Funds	40
Equity Investment Approach	40
About Tax-Efficient Management Techniques	40
Investment Terms	40
SA U.S. Core Market Fund	42
SA U.S. Value Fund	43
SA U.S. Small Company Fund	44
SA International Value Fund	46
SA International Small Company Fund	48
SA Emerging Markets Value Fund	54
SA Real Estate Securities Fund	56
Additional Information about the Equity Funds	58

Additional Information About Principal Risks	62

Management	66

Your Account	70

Pricing of Fund Shares	74

Distributions and Taxes	75

Descriptions of Indices	76

Financial Highlights	78

See Back Cover for Additional Information

Call toll-free 1.800.366.7266	Prospectus	1

Fund Summary

SA U.S. Fixed Income Fund

GOAL

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly
from your investment)
Sales charge (load) imposed on
purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your
investment)
Management fees	0.35%
Other expenses
Shareholder servicing fee	0.25%
Other expenses (administration,
sub-administration and other
ordinary operating expenses)	0.[ ]	%
Total other expenses	0.[ ]	%
Total annual Fund operating expenses	0.[ ]	%
Fee waiver and/or expense
reimbursement1	[ ]	%
Total annual Fund operating expenses
after fee waiver and/or expense
reimbursement	0.65%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to 0.65% of average net assets. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause annual operating expenses to exceed 0.65% of average net assets and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by investing primarily in:
  obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

  dollar-denominated obligations of foreign issuers issued in the United States;

  bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;

  corporate debt obligations;

  commercial paper;

  obligations of supranational organizations, such as the World Bank and the European Investment Bank; and

  repurchase agreements.
Summary Prospectus	2

Generally, the Fund acquires obligations that mature within two years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities issued in the U.S.

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in nonconvertible securities that are issued by U.S. issuers and dollar-denominated obligations of foreign issuers issued in the U.S. Such securities must be issued by entities whose commercial paper is rated Prime 1 by Moody’s Investors Service, Inc. (“Moody’s”) or at least A1 or better by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or F1 or better by Fitch Ratings Ltd (“Fitch”). If the issuer’s commercial paper is unrated, then the debt security to be purchased must be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. If there is neither a commercial paper rating nor a rating of the debt security to be purchased, then the Sub-Adviser must determine that the debt security to be purchased is of comparable quality to equivalent issues of the same issuer rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations that the Fund may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association are not. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

The Fund will invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days during which the New York Stock Exchange (“NYSE”) is open for trading. To determine that yields on dollar-denominated bank obligations are more attractive than yields on all other eligible portfolio investments of similar quality, the Sub-Adviser examines the yield to maturity information for available fixed income securities of other industry sectors as compared to bank obligations after eliminating individual securities in each industry sector that would not be eligible for investment by the Fund. If the yield to maturity for eligible bank obligations is higher than that of eligible portfolio investments of similar quality of all other eligible sectors, investments in bank obligations will be considered to have a yield that generally exceeds the yield on other eligible investments as a group. When investments in such bank obligations exceed 25% of the Fund’s total assets, the Fund will be considered to be concentrating its investments in the banking industry.

The types of bank and bank holding company obligations in which the Fund may invest include: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within two years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria. Commercial paper must be rated A1 or better by S&P or Prime 1 by Moody’s, or F1 or better by Fitch or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or AAA by Fitch. Bank certificates of deposit will only be acquired from banks having assets in excess of $1 billion. The Fund will not enter into repurchase agreements with a bank unless the bank has at least $1 billion in assets and is approved by the Investment Committee of the Sub-Adviser.

All ratings described above apply at the time of investment.

PRINCIPAL INVESTMENT RISKS

The Fund’s share price and yield may change daily because of changes in interest rates and other market conditions and factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:
  Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

  Interest Rate Risk: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that the Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of rising interest rates, the average life of certain types of securities in which the Fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration (i.e., the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, issuers of certain securities may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
Summary Prospectus	3

  Credit Risk: It is possible that some issuers or guarantors may default on debt securities held by the Fund, or there could be defaults on repurchase agreements held by the Fund. Also, an issuer may suffer adverse changes in financial condition that could result in a downgrade in credit rating leading to greater volatility in the price of the security and, consequently, in the price of shares of the Fund. A change in the credit rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and repayment of principal.

  Banking Concentration Risk: To the extent the Fund invests more than 25% of its total assets in bank and bank holding company obligations, such banking industry investments would link the performance of the Fund to changes in the performance of the banking industry generally.

  Recent Market Conditions: Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

Annual Total Returns
(per calendar year)

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	[ ]	[ ]%
Worst Quarter	[ ]	[ ]%

The year-to-date return through the calendar quarter ended September 30, 2011 was [   ]%.

Average Annual
Total Returns
(for periods			Since Fund
ended December 31, 2010)	1 Year		Inception (a)
Return Before Taxes	[ ]	%	[ ]	%
Return After Taxes on
Distributions	[ ]	%	[ ]	%
Return After Taxes on
Distributions and Sale of
Fund Shares	[ ]	%	[ ]	%
Bank of America Merrill
Lynch 1-3 Year U.S.
Government/Corporate Index	[ ]	%	[ ]	%
(a) April 2, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Summary Prospectus	4

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:
  Stephen A. Clark, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since its inception.

  David A. Plecha, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1989 and a portfolio manager of the Fund since its inception.
BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 32 of this Prospectus.

Summary Prospectus	5

Fund Summary

SA Global Fixed Income Fund

GOAL

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement while targeting the duration of the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index, the Fund’s benchmark index.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly
from your investment)
Sales charge (load) imposed on
purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your
investment)
Management fees	0.35%
Other expenses
Shareholder servicing fee	0.25%
Other expenses (administration,
sub-administration and other
ordinary operating expenses)	0.[ ]	%
Total other expenses	0.[ ]	%
Total annual Fund operating expenses	[ ]	%
Fee waiver and/or expense
reimbursement1	[ ]	%
Total annual Fund operating expenses
after fee waiver and/or expense
reimbursement	0.80%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to 0.80% of average net assets. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause annual operating expenses to exceed 0.80% of average net assets and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by investing primarily in:
  obligations issued or guaranteed by the U.S. and foreign governments or their agencies or instrumentalities;

  obligations of supranational organizations, such as the World Bank and the European Investment Bank;

  obligations of other U.S. and foreign issuers including:
  corporate debt obligations;

  commercial paper;

  bank obligations; and

  repurchase agreements.
Summary Prospectus	6

The Fund primarily invests in fixed income securities that mature within five years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations in which the Fund may invest, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association are not. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

The Fund may also invest in fixed income securities issued or guaranteed by foreign governments or their agencies or instrumentalities such as bills, notes, bonds and other debt securities and may invest in debt securities of supranational organizations. With respect to such securities, the Fund will generally invest in fixed income securities of issuers whose short-term debt rating is rated Prime 1 by Moody’s or at least A1 or better by S&P or F1 or better by Fitch. If the issuer does not have a short-term debt rating, then the debt security to be purchased must be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. If there is neither a short-term debt rating nor a rating of the debt security to be purchased, then the Sub-Adviser must determine that the debt security to be purchased is of comparable quality to equivalent issues of the same issuer rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch.

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in nonconvertible securities that are issued by U.S. and foreign issuers whose commercial paper is rated Prime 1 by Moody’s or at least A1 or better by S&P or F1 or better by Fitch. If the issuer’s commercial paper is unrated, then the debt security to be purchased must be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. If there is neither a commercial paper rating nor a rating of the debt security to be purchased, then the Sub-Adviser must determine that the debt security to be purchased is of comparable quality to equivalent issues of the same issuer rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch.

The types of bank and bank holding company obligations in which the Fund may invest include: dollar-denominated certificates of deposit (including marketable variable rate certificates of deposit), bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within five years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria. Commercial paper must be rated A1 or better by S&P or Prime 1 by Moody’s, or F1 or better by Fitch or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or AAA by Fitch. Bank certificates of deposit will only be acquired from banks having assets in excess of $1 billion. The Fund will not enter into repurchase agreements with a bank unless the bank has at least $1 billion in assets and is approved by the Investment Committee of the Sub-Adviser.

All ratings described above apply at the time of investment.

These securities may be denominated in currencies other than U.S. dollars, including the Euro. The Fund invests in foreign issuers in countries with developed markets designated by the Investment Committee of the Sub-Adviser from time to time. As of the date of this Prospectus, the Fund is authorized to invest in foreign issuers in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom. This list of authorized countries is subject to change. The Sub-Adviser will determine when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset availability in the Fund and characteristics of each country’s market. Under normal market conditions, the Fund will invest (1) at least 40% (and up to 100%) of its total assets in the securities of foreign issuers and (2) in issuers organized or having a majority of their assets in, or deriving a majority of their operating income from, at least three different countries, one of which may be the United States. The actual number of countries represented in the Fund’s portfolio will vary over time.

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates while targeting the duration of the Fund’s benchmark index. For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions. The Fund will invest no more than 50% of its total assets in securities denominated in U.S. dollars at the time of purchase.

Summary Prospectus	7

The Fund may enter into forward foreign currency exchange contracts to hedge foreign currency risks. The Fund may also lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The Fund’s share price and yield may change daily because of changes in interest rates and other market conditions and factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:
  Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

  Interest Rate Risk: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that the Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of rising interest rates, the average life of certain types of securities in which the Fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration (i.e., the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, issuers of certain securities may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

  Credit Risk: It is possible that some issuers or guarantors may default on debt securities held by the Fund, or there could be defaults on repurchase agreements held by the Fund. Also, an issuer may suffer adverse changes in financial condition that could result in a downgrade in credit rating leading to greater volatility in the price of the security and, consequently, in the price of shares of the Fund. A change in the credit rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and repayment of principal.

  Foreign Securities and Currency Risk: Investments in foreign securities involve risks in addition to those of investments in U.S. securities. Some foreign securities may be less liquid and more volatile than securities of comparable U.S. companies. Investments in foreign securities are subject to fluctuations in currency exchange rates which may negatively affect the value of the Fund’s portfolio and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; differing securities market structures; high transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

  Hedging Risk: Forward foreign currency exchange contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Fund’s portfolio holdings increases because of currency fluctuations. In addition, hedging may increase the Fund’s expenses. There is also a risk that a forward foreign currency exchange contract intended as a hedge may not perform as intended, in which case the Fund may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss.

  Securities Lending Risk:   Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

  Recent Market Conditions:   Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
Summary Prospectus	8

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

Annual Total Returns
(per calendar year)

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	[ ]	[ ]%
Worst Quarter	[ ]	[ ]%

The year-to-date return through the calendar quarter ended September 30, 2011 was [   ]%.

Average Annual
Total Returns
(for periods
ended December 31,
2010)	1 Year		5 Years		10 Years
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on
Distributions	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on
Distributions and Sale of
Fund Shares	[ ]	%	[ ]	%	[ ]	%
Citigroup World
Government Bond 1-5
Year Currency Hedged
U.S. Dollar Index	[ ]	%	[ ]	%	[ ]	%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:
  Stephen A. Clark, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since 2006.

  David A. Plecha, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1989 and a portfolio manager of the Fund since its inception.
BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 32 of this Prospectus.

Summary Prospectus	9

Fund Summary

SA U.S. Core Market Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly
from your investment)
Sales charge (load) imposed on
purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your
investment)
Management fees	0.60%
Other expenses
Shareholder servicing fee	0.25%
Other expenses (administration,
sub-administration and other
ordinary operating expenses)	0.[ ]	%
Total other expenses	0.[ ]	%
Acquired fund fees and expenses	0.[ ]	%
Total annual Fund operating expenses	[ ]	%
Fee waiver and/or expense
reimbursement1	[ ]	%
Total annual Fund operating expenses
after fee waiver and/or expense
reimbursement	[ ]	%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to 1.00% of average net assets. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause annual operating expenses to exceed 1.00% of average net assets and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally selecting from all common stocks that are traded on a principal U.S. exchange or on the over-the-counter market in the United States. As of the date of this Prospectus, the Sub-Adviser has narrowed the target universe of stocks to securities of companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser's market capitalization guidelines described above, as of September 30, 2011, the target universe was defined by [the market capitalization of the 96% of total market capitalization], which was approximately $[   ] million or above. This dollar amount will change due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities.

Summary Prospectus	10

The Fund also invests less than 5% of its total assets in the U.S. Micro Cap Portfolio of DFA Investment Dimensions Group Inc., a separate registered investment company. The Sub-Adviser is also the adviser of the U.S. Micro Cap Portfolio. The U.S. Micro Cap Portfolio generally will purchase a broad and diverse group of the common stocks of micro cap companies traded on a principal U.S. exchange or the over-the-counter market.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:
  Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value.

  Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

  Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

  Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell. Generally, the smaller the company size, the greater these risks.

  Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

  Recent Market Conditions: Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

Summary Prospectus	11

Annual Total Returns
(per calendar year)

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	[ ]	[ ]%
Worst Quarter	[ ]	[ ]%

The year-to-date return through the calendar quarter ended September 30, 2011 was [   ]%.

Average Annual
Total Returns
(for periods
ended December 31,
2010)	1 Year	5 Years	10 Years
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on
Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on
Distributions and Sale of
Fund Shares	[ ]%	[ ]%	[ ]%
Russell 3000 Index	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGER

Stephen A. Clark, Senior Portfolio Manager and Vice President of the Sub-Adviser, is responsible for coordinating the day-to-day management of the Fund, has been a portfolio manager for the Sub-Adviser since 2001 and the portfolio manager of the Fund since 2006.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 32 of this Prospectus.

Summary Prospectus	12

Fund Summary

SA U.S. Value Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly
from your investment)
Sales charge (load) imposed on
purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your
investment)
Management fees	0.65%
Other expenses
Shareholder servicing fee	0.25%
Other expenses (administration,
sub-administration and other
ordinary operating expenses)	0.[ ]	%
Total other expenses	0.[ ]	%
Total annual Fund operating expenses	[ ]	%
Fee waiver and/or expense
reimbursement1	[ ]	%
Total annual Fund operating expenses
after fee waiver and/or expense	1.05%
reimbursement

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to 1.05% of average net assets. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause annual operating expenses to exceed 1.05% of average net assets and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in a target universe consisting of common stocks of large and mid cap U.S. companies traded on a principal U.S. exchange or on the over-the-counter market in the United States that the Sub-Adviser believes are value stocks at the time of purchase. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). In measuring value, the Sub-Adviser may also consider such factors as price-to-cash flow or price-to-earnings ratios, economic conditions and developments in the company’s industry. The criteria used for assessing value are subject to change from time to time. As of the date of this Prospectus, the Sub-Adviser considers large and mid cap companies to be companies whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser's market capitalization guidelines described above, as of September 30, 2011, the market capitalization of a large or mid cap company was defined by [the market capitalization of a company in the highest 90% of total market capitalization], which was approximately $[   ] million or above. This dollar amount will change due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities.

Summary Prospectus	13

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:
  Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value.

  Value Stock Risk: A value stock may not reach what the Sub-Adviser believes is its full market value, or its intrinsic value may go down. In addition, value stocks may underperform when the market favors growth stocks over value stocks.

  Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

  Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. The Fund may experience difficulty in purchasing or selling securities of medium-size companies at the desired time and price.

  Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

  Recent Market Conditions: Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

Annual Total Returns
(per calendar year)

Summary Prospectus	14

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	[ ]	[ ]%
Worst Quarter	[ ]	[ ]%

The year-to-date return through the calendar quarter ended September 30, 2011 was [   ]%.

Average Annual
Total Returns
(for periods
ended December 31,
2010)	1 Year	5 Years	10 Years
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on
Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on
Distributions and Sale of
Fund Shares	[ ]%	[ ]%	[ ]%
Russell 1000 Value
Index	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGER

Stephen A. Clark, Senior Portfolio Manager and Vice President of the Sub-Adviser, is responsible for coordinating the day-to-day management of the Fund, has been a portfolio manager for the Sub-Adviser since 2001 and the portfolio manager of the Fund since 2006.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 32 of this Prospectus.

Summary Prospectus	15

Fund Summary

SA U.S. Small Company Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly
from your investment)
Sales charge (load) imposed on
purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your
investment)
Management fees	0.90%
Other expenses
Shareholder servicing fee	0.25%
Other expenses (administration,
sub-administration and other
ordinary operating expenses)	0.[ ]	%
Total other expenses	0.[ ]	%
Total annual Fund operating expenses	[ ]	%
Fee waiver and/or expense
reimbursement1	[ ]	%
Total annual Fund operating expenses
after fee waiver and/or expense	1.20%
reimbursement

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to 1.20% of average net assets. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause annual operating expenses to exceed 1.20% of average net assets and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in a target universe consisting of common stocks of small cap companies traded on a principal U.S. exchange or on the over-the-counter market in the United States. As of the date of this Prospectus, the Sub-Adviser considers small cap companies to be companies whose market capitalizations generally are either in the bottom 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser's market capitalization guidelines described above, as of September 30, 2011, the market capitalization of a small cap company was defined by [the market capitalization of a company in the bottom 10% of total market capitalization], which was approximately $[   ] million or below. This dollar amount will change due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies.

The Fund may lend its portfolio securities to generate additional income.

Summary Prospectus	16

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:
  Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value.

  Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell. Generally, the smaller the company size, the greater these risks.

  Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

  Recent Market Conditions: Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

Annual Total Returns
(per calendar year)

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	[ ]	[ ]%
Worst Quarter	[ ]	[ ]%

The year-to-date return through the calendar quarter ended September 30, 2011 was [   ]%.

Summary Prospectus	17

Average Annual
Total Returns
(for periods
ended December 31,
2010)	1 Year	5 Years	10 Years
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on
Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on
Distributions and Sale of
Fund Shares	[ ]%	[ ]%	[ ]%
Russell 2000 Index	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGER

Stephen A. Clark, Senior Portfolio Manager and Vice President of the Sub-Adviser, is responsible for coordinating the day-to-day management of the Fund, has been a portfolio manager for the Sub-Adviser since 2001 and the portfolio manager of the Fund since 2006.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 32 of this Prospectus.

Fund Summary

SA International Value Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly
from your investment)
Sales charge (load) imposed on
purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your
investment)
Management fees	0.85%
Other expenses
Shareholder servicing fee	0.25%
Other expenses (administration,
sub-administration and other
ordinary operating expenses)	0.[ ]	%
Total other expenses	0.[ ]	%
Total annual Fund operating expenses	[ ]	%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

Summary Prospectus	18

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in a target universe consisting of securities of large cap non-U.S. companies that the Sub-Adviser believes are value stocks at the time of purchase. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). In measuring value, the Sub-Adviser may also consider such factors as price-to-cash flow or price-to-earnings ratios, economic conditions and developments in the company’s industry. The criteria used for assessing value are subject to change from time to time.

The Fund invests in companies in countries with developed markets designated by the Investment Committee of the Sub-Adviser as approved markets from time to time. As of the date of this Prospectus, the Fund is authorized to invest in the stocks of large cap companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This list of authorized countries is subject to change. Under normal market conditions, the Sub-Adviser intends to invest in companies organized or having a majority of their operating income from sources in at least three non-U.S. countries.

The Sub-Adviser determines company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Fund with respect to each country or region. As of September 30, 2011, the lowest minimum market capitalization of a large company in any country or region in which the Fund invests was $[   ]. This threshold will vary by country and region and will change with market conditions.

The Fund intends to purchase securities within each authorized country using a market capitalization weighted approach. The Sub-Adviser, using this approach and its judgment, will seek to set country weights based on the relative market capitalization of eligible large cap non-U.S. companies within each country.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:
  Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value.

  Foreign Securities and Currency Risk: Investments in foreign securities involve risks in addition to those of investments in U.S. securities. Some foreign securities may be less liquid and more volatile than securities of comparable U.S. companies. Investments in foreign securities are subject to fluctuations in currency exchange rates which may negatively affect the value of the Fund’s portfolio and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; differing securities market structures; high transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

  Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

  Value Stock Risk: A value stock may not reach what the Sub-Adviser believes is its full market value, or its intrinsic value may go down. In addition, value stocks may underperform when the market favors growth stocks over value stocks.
Summary Prospectus	19

  Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

  Recent Market Conditions: Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

Annual Total Returns
(per calendar year)

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	[ ]	[ ]%
Worst Quarter	[ ]	[ ]%

The year-to-date return through the calendar quarter ended September 30, 2011 was [   ]%.

Average Annual
Total Returns
(for periods
ended December 31,
2010)	1 Year	5 Years	10 Years
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on
Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on
Distributions and Sale of
Fund Shares	[ ]%	[ ]%	[ ]%
MSCI World Ex. U.S.
Value Index	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Summary Prospectus	20

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:
  Karen E. Umland, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1998 and a portfolio manager of the Fund since its inception.

  Stephen A. Clark, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since 2006.

  Joseph H. Chi, Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2005 and a portfolio manager of the Fund since 2010.

  Jed S. Fogdall, Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2010.
BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 32 of this Prospectus.

Fund Summary

SA International Small Company Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by investing substantially all of its assets in the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”), a separate registered investment company with the same investment objective and investment policies as the Fund.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly
from your investment)
Sales charge (load) imposed on
purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your
investment)
Management fees	0.65%
Other expenses
Shareholder servicing fee	0.25%
Other expenses (administration,
sub-administration and other
ordinary operating expenses)	0.[ ]	%
Total other expenses	0.[ ]	%
Acquired fund fees and expenses	0.[ ]	%
Total annual Fund operating expenses	[ ]	%
Fee waiver and/or expense
reimbursement1	[ ]	%
Total annual Fund operating expenses
after fee waiver and/or expense
reimbursement	[ ]	%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to 1.10% of average net assets. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause annual operating expenses to exceed 1.10% of average net assets and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made.

Summary Prospectus	21

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

PORTFOLIO TURNOVER

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. The Fund does not pay transaction costs when buying and selling shares of the DFA Portfolio and the DFA Portfolio does not pay transaction costs when buying and selling shares of the Underlying Funds (as defined below); however, each of the Underlying Funds pay transaction costs when buying and selling securities for its portfolio. The transaction costs incurred by the Underlying Funds, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Instead of buying securities directly, the Fund invests substantially all of its assets in the DFA Portfolio, which has the same investment objective and investment policies as the Fund. The DFA Portfolio seeks to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Japanese, United Kingdom, European (including the Mediterranean), Asia Pacific and Canadian companies. The DFA Portfolio invests substantially all of its assets in: The Japanese Small Company Series (the “Japanese Series”), The United Kingdom Small Company Series (the “United Kingdom Series”), The Continental Small Company Series (the “Continental Series”), The Asia Pacific Small Company Series (the “Asia Pacific Series”) and The Canadian Small Company Series (the “Canadian Series”) (each an “Underlying Fund” and together the “Underlying Funds”), each of which is a series of The DFA Investment Trust Company. Each Underlying Fund invests in small companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investment. The DFA Portfolio also may have some exposure to small cap equity securities associated with other countries or regions. As a non-fundamental policy, under normal circumstances, the Fund, through its investments in the DFA Portfolio, and indirectly, the Underlying Funds, will invest at least 80% of its net assets in securities of small companies.

As of September 30, 2011, the DFA Portfolio invested its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio’s assets):

Underlying Fund	Investment Range
Japanese Series	[10% - 35%]
United Kingdom Series	[10% - 30%]
Continental Series	[25% - 50%]
Asia Pacific Series	[0% - 25%]
Canadian Series	[0% - 20%]

The Sub-Adviser periodically determines the allocations of the DFA Portfolio’s investments among the Underlying Funds and may change the allocations from time to time. The Underlying Funds invest in countries that the Sub-Adviser views as developed market countries and will not invest in emerging market countries. Each Underlying Fund may lend its portfolio securities to generate additional income.

The DFA Portfolio and the Underlying Funds are advised by the Sub-Adviser. For as long as the Fund invests its assets in the DFA Portfolio, the Sub-Adviser will not receive any sub-advisory fee from the Fund for its sub-advisory services. The Sub-Adviser receives an administration fee and an investment advisory fee from its management of the DFA Portfolio and the Underlying Funds. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser.

The Fund may withdraw its investment in the DFA Portfolio at any time if the Fund’s Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund’s assets either will be invested in another mutual fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

Summary Prospectus	22

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:
  Fund of Funds Risk: The investment performance of the Fund is affected by the investment performance of the DFA Portfolio and, indirectly, the investment performance of the Underlying Funds. The ability of the Fund to achieve its investment objective depends on the ability of the DFA Portfolio and the Underlying Funds to meet their investment objectives and on the Sub-Adviser’s decisions regarding the allocation of the DFA Portfolio’s assets among the Underlying Funds. There can be no assurance that the investment objective of the Fund, the DFA Portfolio or any Underlying Fund will be achieved. Through its investment in the DFA Portfolio and, indirectly, the Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. The risks of the Underlying Funds’ investments are described below. Duplication of expenses is a risk when a fund invests in other investment companies.

  Market Risk: The value of the securities in which the Underlying Funds invest may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value.

  Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result they may be more sensitive to changing economic conditions, which could increase the volatility of the Underlying Funds’ portfolios. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell. Generally, the smaller the company size, the greater these risks.

  Foreign Securities and Currency Risk: Investments in foreign securities involve risks in addition to those of investments in U.S. securities. Some foreign securities may be less liquid and more volatile than securities of comparable U.S. companies. Investments in foreign securities are subject to fluctuations in currency exchange rates which may negatively affect the value of the Fund’s portfolio and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; differing securities market structures; high transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

  Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Underlying Fund shares (and indirectly, the Fund shares) may fall. The value of the Underlying Fund shares (and indirectly, the Fund shares) could also fall if a loan is called and the Underlying Fund is required to liquidate reinvested collateral at a loss or if the underlying Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

  Recent Market Conditions: Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net .

Summary Prospectus	23

Annual Total Returns
(per calendar year)

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	[ ]	[ ]%
Worst Quarter	[ ]	[ ]%

The year-to-date return through the calendar quarter ended September 30, 2011 was [   ]%.

Average Annual
Total Returns
(for periods
ended December 31,
2010)	1 Year	5 Years	10 Years
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on
Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on
Distributions and Sale of
Fund Shares	[ ]%	[ ]%	[ ]%
MSCI World Ex. U.S.
Small Cap Index	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:
  Karen E. Umland, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1998 and a portfolio manager of the Fund since its inception.

  Stephen A. Clark, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since 2006.

  Joseph H. Chi, Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2005 and a portfolio manager of the Fund since 2010.

  Jed S. Fogdall, Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2010.
BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 32 of this Prospectus.

Summary Prospectus	24

Fund Summary

SA Emerging Markets Value Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly
from your investment)
Sales charge (load) imposed on
purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your
investment)
Management fees	1.15%
Other expenses
Shareholder servicing fee	0.25%
Other expenses (administration,
sub-administration and other
ordinary operating expenses)	0.[ ]	%
Total other expenses	0.[ ]	%
Total annual Fund operating expenses	[ ]	%
Fee waiver and/or expense
reimbursement1	[ ]	%
Total annual Fund operating expenses
after fee waiver and/or expense
reimbursement	1.45%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to 1.45% of average net assets. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause annual operating expenses to exceed 1.45% of average net assets and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made.

This expense example   is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	[ ]	[ ]	$[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by purchasing a broad and diverse group of securities of companies in emerging markets, including frontier markets (i.e., emerging market countries in an earlier stage of development), with larger market capitalizations relative to their respective markets that the Sub-Adviser considers to be value stocks.

The Fund seeks to achieve its goal by investing in companies in countries designated by the Investment Committee of the Sub-Adviser from time to time as approved markets. As of the date of this Prospectus, the Fund is authorized to invest in the following approved markets: Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. The approved markets are subject to change. The Fund may also continue to hold, and reinvest distributions from, securities associated with countries that are not currently approved markets but had been authorized for investment in the past. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets investments that are approved market securities.

Summary Prospectus	25

The Fund seeks to purchase securities of larger companies that are representative of broad market coverage within each approved market. The Fund's definition of what constitutes a larger company varies across countries and is based primarily on market capitalization. In each approved market, the companies listed on selected exchanges are ranked based upon their respective market capitalizations. The minimum market capitalization for a company in that country is then defined. As of September 30, 2011, [ ] had the highest market capitalization threshold of approximately $[ ] million; and [ ] had the lowest market capitalization threshold of approximately $[ ] million. These dollar amounts will change due to market conditions.

In assessing value, the Sub-Adviser primarily considers a security’s book value (value that is derived from a company’s balance sheet) in relation to its market value (value that is derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). However, the Sub-Adviser may also consider factors such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the company’s industry. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time. The Fund may not invest in certain companies or approved markets for reasons that include constraints imposed within approved markets (e.g., restrictions on purchases by foreigners), and the Fund’s policy not to invest more than 25% of its assets in any one industry.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:
  Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value.

  Emerging Markets Risk: Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets.

  Value Stock Risk: A value stock may not reach what the Sub-Adviser believes is its full market value, or its intrinsic value may go down. In addition, value stocks may underperform when the market favors growth stocks over value stocks.

  Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

  Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of large companies, and the prices of stocks of medium-size companies may be more volatile.

  Foreign Securities and Currency Risk: Investments in foreign securities involve risks in addition to those of investments in U.S. securities. Some foreign securities may be less liquid and more volatile than securities of comparable U.S. companies. Investments in foreign securities are subject to fluctuations in currency exchange rates which may negatively affect the value of the Fund’s portfolio and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; differing securities market structures; high transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

  Recent Market Conditions: Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
Summary Prospectus	26

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

Annual Total Returns
(per calendar year)

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	[ ]	[ ]%
Worst Quarter	[ ]	[ ]%

The year-to-date return through the calendar quarter ended September 30, 2011 was [   ]%.

Average Annual
Total Returns
(for periods		Since Fund
ended December 31,		Inception
2010)	1 Year	(a)
Return Before Taxes	[ ]%	[ ]%
Return After Taxes on
Distributions	[ ]%	[ ]%
Return After Taxes on
Distributions and Sale of
Fund Shares	[ ]%	[ ]%
MSCI Emerging Markets
Value Index	[ ]%	[ ]%
(a) April 2, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:
  Karen E. Umland, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1998 and a portfolio manager of the Fund since its inception.

  Stephen A. Clark, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since its inception.

  Joseph H. Chi, Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2005 and a portfolio manager of the Fund since 2010.

  Jed S. Fogdall, Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2010.
Summary Prospectus	27

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 32 of this Prospectus.

Fund Summary

SA Real Estate Securities Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid
directly from your investment)
Sales charge (load) imposed on
purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year
as a percentage of the value of your
investment)
Management fees	0.70%
Other expenses
Shareholder servicing fee	0.25%
Other expenses (administration,
sub-administration and other
ordinary operating expenses)	0.[ ]	%
Total other expenses	0.[ ]	%
Total annual Fund operating
expenses	[ ]	%
Fee waiver and/or expense
reimbursement1	[ ]	%
Total annual Fund operating
expenses after fee waiver and/or
expense reimbursement	1.00%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to 1.00% of average net assets. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause annual operating expenses to exceed 1.00% of average net assets and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made.

Summary Prospectus	28

This expense example   is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by concentrating investments in readily marketable equity securities of companies the principal activities of which include development, ownership, construction, management, or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts (“REITs”), companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the development, ownership, construction, management, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT or REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. The Fund will make equity investments only in securities traded in the U.S. securities markets, primarily on the NYSE, NYSE Alternext or such other U.S. national securities exchanges and in the over-the-counter market, as may be deemed appropriate by the Sub-Adviser using a market capitalization weighted approach.

The Fund purchases shares of REITs. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on net income and gains it distributes to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At the present time, the Fund intends to invest only in hybrid REITs and equity REITs. As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of companies in the real estate industry.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:
  Market Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value. Price changes may be temporary or last for extended periods.

  Risks of Concentrating in the Real Estate Industry: The Fund’s exclusive focus on the real estate industry will subject the Fund to the general risks of direct real estate ownership. Its performance may be materially different from the broad U.S. equity market.

  Real Estate Investment Risks: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.
Summary Prospectus	29

  Interest Rate Risks: Changes in prevailing interest rates affect not only the value of REIT shares but may impact the market value of the REIT’s investment real estate.

  Cyclical Market Risk: The real estate industry tends to be cyclical with periods of relative under-performance and out-performance in comparison to the broad U.S. equity market. Such cycles may adversely affect the value of the Fund’s portfolio.

  Recent Market Conditions:   Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

Annual Total Returns
(per calendar year)

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	[ ]	[ ]%
Worst Quarter	[ ]	[ ]%

The year-to-date return through the calendar quarter ended September 30, 2011 was [ ]%.

Average Annual
Total Returns
(for periods
ended December 31,		Since Fund
2010)	1 Year	Inception (a)
Return Before Taxes	[ ]%	[ ]%
Return After Taxes on
Distributions	[ ]%	[ ]%
Return After Taxes on
Distributions and Sale of
Fund Shares	[ ]%	[ ]%
Dow Jones Select REIT
Index	[ ]%	[ ]%
(a) April 2, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Summary Prospectus	30

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGER

Stephen A. Clark, Senior Portfolio Manager and Vice President of the Sub-Adviser, is responsible for coordinating the day-to-day management of the Fund, has been a portfolio manager for the Sub-Adviser since 2001 and the portfolio manager of the Fund since its inception.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 32 of this Prospectus.

Summary Prospectus	31

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

BUYING AND SELLING FUND SHARES

Shares of each Fund are available only through the Adviser’s network of independent registered investment advisors and investment advisor representatives (collectively, the “independent advisors”). Although no individual Fund has an initial or subsequent investment minimum, there may be a minimum investment requirement across the SA Funds. You or your independent advisor should notify the Adviser of any proposed investment. You or your independent advisor may redeem shares by furnishing a redemption request to the Adviser. Each Fund is open for business every day the NYSE is open.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent a Fund makes actual or deemed distributions of ordinary income or net capital gains to you. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

When you purchase shares of a Fund through an independent advisor, the Adviser or its affiliates may pay the independent advisor to support the sale of Fund shares and for related services. These payments may create a conflict of interest by influencing the independent advisor to recommend the Fund over another investment. Ask your independent advisor or visit your independent advisor’s website for more information.

Summary Prospectus	32

Asset Allocation and Investment Philosophy

SA Funds – Investment Trust (the “Trust”) is a mutual fund family that offers nine (9) separate investment funds (each a “Fund” and together, the “SA Funds”). Each Fund has its own distinct risk and reward characteristics and investment objective, policies and strategies.

Fixed Income Funds:
SA U.S. Fixed Income Fund
SA Global Fixed Income Fund (each a “Fixed Income Fund” and, together, the “Fixed Income Funds”)

Equity Funds:
 SA U.S. Core Market Fund
 SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund (each an “Equity Fund” and, together, the “Equity Funds”)

The SA Funds are available for investment only through a network of over [750] independent advisors across the United States. The Adviser provides investment management and business management services to these independent advisors.

The Adviser offers portfolio and investment strategy tools to independent advisors and their clients that are designed to allocate investments according to clients’ reported investment objectives, risk tolerance levels and investment horizons. For example, the Adviser provides independent advisors with exclusive asset allocation and portfolio management programs (the “Structured Investing” programs). The Structured Investing programs are proprietary systems that may invest a part or all of an independent advisor’s client’s assets into a portfolio of the SA Funds (an “Investor Portfolio”). The Structured Investing programs’ allocation across multiple asset classes is a central theme of the Adviser’s investment philosophy. The degree to which an Investor Portfolio may be invested in the particular market segments and/or asset classes represented by the SA Funds varies, as does the investment risk/reward potential represented by each Fund. Some Funds may have more volatile returns than others. Because of the historically lower correlation among certain asset classes, an investment in a portfolio of the SA Funds, which represents a range of asset classes as part of a diversified asset allocation strategy, is intended to reduce an Investor Portfolio’s overall level of volatility risk. The Adviser will periodically rebalance an Investor Portfolio within the designated asset allocation’s target range. An independent advisor’s client does not pay a fee to the Adviser in connection with these services. The Adviser is compensated by advisory and other fees paid by the SA Funds. Clients may be charged a fee for investments in securities and/or funds of unaffiliated issuers.

The Adviser also oversees the Sub-Adviser, which invests the assets of each Fund in the market and asset class represented by it. The Sub-Adviser adheres to a distinct investment discipline, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. The Adviser monitors and evaluates the Sub-Adviser to ensure that it does not deviate from the Adviser’s stated investment philosophy or process.

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The Funds in Greater Detail

A statement of the investment objective and principal investment policies, strategies and risks of each Fund is set forth above in “Fund Summaries.” To help you better understand the SA Funds, this section provides a detailed discussion of each Fund’s investment policies, strategies and associated risks. However, this Prospectus does not describe all of a Fund’s investment practices. Each Fund may also use strategies and invest in securities described in the Statement of Additional Information. Each Fund’s investment objective (goal) may be changed by the Trust’s Board of Trustees (“Board of Trustees”) without shareholder approval.

Fixed Income Funds

SA U.S. FIXED INCOME FUND

Goal and Principal Investment Strategies

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital. The Fund pursues its goal by investing primarily in:
  obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

  dollar-denominated obligations of foreign issuers issued in the United States;

  bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;

  corporate debt obligations;

  commercial paper;

  obligations of supranational organizations, such as the World Bank and the European Investment Bank; and

  repurchase agreements.
Generally, the Fund acquires obligations that mature within two years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities issued in the U.S. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in nonconvertible securities that are issued by U.S. issuers and dollar-denominated obligations of foreign issuers issued in the U.S. Such securities must be issued by entities whose commercial paper is rated Prime 1 by Moody’s or at least A1 or better by S&P or F1 or better by Fitch. If the issuer’s commercial paper is unrated, then the debt security to be purchased must be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. If there is neither a commercial paper rating nor a rating of the debt security to be purchased, then the Sub-Adviser must determine that the debt security to be purchased is of comparable quality to equivalent issues of the same issuer rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations that the Fund may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not. Those U.S. government agency obligations that are not supported by the full faith and credit of the United States may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or in other cases only by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

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The Fund will invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days during which the NYSE is open for trading. For purposes of this policy, the Sub-Adviser considers all other eligible portfolio investments of similar quality to be those securities on the Sub-Adviser’s then current buy list that are available for purchase. This policy can only be changed by a vote of shareholders. When investments in such obligations exceed 25% of the Fund’s total assets, the Fund will be considered to be concentrating its investments in the banking industry. Once the Fund concentrates its investments in the banking industry, it may remain concentrated in the banking industry until its new investments, pursuant to the normal course of executing its investment strategy, cause it to have less than 25% of its assets in obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies.

The types of bank and bank holding company obligations in which the Fund may invest include: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within two years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria as stated in “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds.”

All ratings apply at the time of investment.

The Fund may invest in other permitted securities and engage in short-term trading, enter into futures and options contracts and lend portfolio securities. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

SA GLOBAL FIXED INCOME FUND

Goal and Principal Investment Strategies

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement while targeting the duration of the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index, the Fund’s benchmark index. The Fund pursues its goal by investing primarily in:
  obligations issued or guaranteed by the U.S. and foreign governments or their agencies or instrumentalities;
  obligations of supranational organizations, such as the World Bank and the European Investment Bank;
  obligations of other U.S. and foreign issuers including:
  corporate debt obligations;
  commercial paper;
  bank obligations; and
  repurchase agreements.
The Fund primarily invests in fixed income securities that mature within five years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

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The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations in which the Fund may invest, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not. Those U.S. government agency obligations that are not supported by the full faith and credit of the United States may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or in other cases only by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. The Fund may also invest in fixed income securities issued or guaranteed by foreign governments or their agencies or instrumentalities such as bills, notes, bonds and other debt securities and may invest in debt securities of supranational organizations.

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in nonconvertible securities that are issued by U.S. and foreign issuers whose commercial paper is rated Prime 1 by Moody’s or at least A1 or better by S&P or F1 or better by Fitch. If the issuer’s commercial paper is unrated, then the debt security to be purchased must be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. If there is neither a commercial paper rating nor a rating of the debt security to be purchased, then the Sub-Adviser must determine that the debt security to be purchased is of comparable quality to equivalent issues of the same issuer rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch.

The types of bank and bank holding company obligations in which the Fund may invest include: dollar-denominated certificates of deposit (including marketable variable rate certificates of deposit), bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within five years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria as stated under “The Funds in Greater Detail—Fixed Income Funds--Additional Information About the Fixed Income Funds.”

All ratings apply at the time of investment.

These securities may be denominated in currencies other than U.S. dollars, including the Euro. The Fund invests in foreign issuers in countries with developed markets designated by the Investment Committee of the Sub-Adviser from time to time. As of the date of this Prospectus, the Fund is authorized to invest in foreign issuers in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future, in addition to the countries listed above. The Sub-Adviser will determine when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset availability in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities of developed market countries that are not listed above as authorized countries but had been authorized for investment in the past. Under normal market conditions, the Fund will invest (1) at least 40% (and up to 100%) of its total assets in the securities of foreign issuers and (2) in issuers organized or having a majority of their assets in, or deriving a majority of their operating income from, at least three different countries, one of which may be the United States. The actual number of countries represented in the Fund’s portfolio will vary over time.

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates while targeting the duration of the Fund’s benchmark index. For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions. The Fund will invest no more than 50% of its total assets in securities denominated in U.S. dollars at the time of purchase.

The Fund may enter into forward foreign currency exchange contracts to hedge foreign currency risks. The Fund may also lend its portfolio securities to generate additional income.

The Fund may invest in other permitted securities and engage in short-term trading and enter into futures and options contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Fixed Income Funds— Additional Information About the Fixed Income Funds.”

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Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

Additional Information About the Fixed Income Funds

Description of Investments

The following investment terms are used to describe some of the securities in which the Fixed Income Funds may invest. All ratings described below apply at the time of investment.
  U.S. Government Obligations – Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds.

  U.S. Government Agency Obligations – Debt securities issued or guaranteed by U.S. government-sponsored instrumentalities or federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies or instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Government National Mortgage Association (Ginnie Mae), including Ginnie Mae pass-through certificates. Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae).

  Corporate Debt Obligations – Nonconvertible corporate debt securities (e.g., bonds and debentures) that are issued by issuers whose commercial paper is rated Prime 1 by Moody’s or at least A1 or better by S&P or F1 or better by Fitch. If the issuer’s commercial paper is unrated, then the debt security to be purchased must be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. If there is neither a commercial paper rating nor a rating of the debt security to be purchased, then the Sub-Adviser must determine that the debt security to be purchased is of comparable quality to equivalent issues of the same issuer rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch.

  Commercial Paper – Rated A1 or better by S&P or Prime 1 by Moody’s, or F1 or better by Fitch or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or AAA by Fitch.

  Bank Obligations – Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1 billion.

  Supranational Organization Obligations – Debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development and whose short-term debt rating is rated Prime 1 by Moody’s or at least A1 or better by S&P or F1 or better by Fitch. If the issuer does not have a short-term debt rating, then the debt security to be purchased must be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. If there is neither a short-term debt rating nor a rating of the debt security to be purchased, then the Sub-Adviser must determine that the debt security to be purchased is of comparable quality to equivalent issues of the same issuer rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supranational organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

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  Repurchase Agreements – Instruments through which the Fund purchases securities (“underlying securities”) from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government or agency obligations described above. The Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of the Fund’s net assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days may be subject to a Fund’s illiquid securities policy. The Fund will not enter into repurchase agreements with a bank unless the bank has at least $1 billion in assets and is approved by the Investment Committee of the Sub-Adviser. The Sub-Adviser will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

  Foreign Government or Agency Obligations – Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments or their agencies or instrumentalities whose short-term debt rating is rated Prime 1 by Moody’s or at least A1 or better by S&P or F1 or better by Fitch. If the issuer does not have a short-term debt rating, then the debt security to be purchased must be rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. If there is neither a short-term debt rating nor a rating of the debt security to be purchased, then the Sub-Adviser must determine that the debt security to be purchased is of comparable quality to equivalent issues of the same issuer rated at least AA by S&P or Aa2 by Moody’s or AA by Fitch. Some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision, and some are not. Government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

  Money Market Funds – Money market funds that may be registered, unregistered, affiliated or unaffiliated. Each Income Fund may invest in money market instruments pending investment or for liquidity purposes. Investments in money market funds may involve a duplication of certain fees and expenses.
The following investment terms are applicable only to SA Global Fixed Income Fund:
  Eurodollar Obligations – Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

  Forward Foreign Currency Exchange Contracts – Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract.
The Fixed Income Funds’ investments may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the U.S. Treasury bill rate.

All ratings described in this Prospectus apply at the time of investment.

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Additional Investment Strategies and Risks of the Fixed Income Funds
  Short-Term Trading. Each Fixed Income Fund may engage in short-term trading, which could produce higher trading costs and larger taxable distributions. Frequent trading also increases transaction costs, which could detract from a Fund’s performance.

  Securities Lending. Each Fixed Income Fund may seek additional income by lending portfolio securities to institutions. By reinvesting any cash collateral a Fund receives in these transactions, it could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Fund could lose money.

  Credit Risk and Maturity Risk Premiums. The Sub-Adviser will manage each Fixed Income Fund with a view toward capturing credit risk and maturity risk premiums. The term “credit risk premium” means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and the term “maturity risk premium” means the anticipated incremental return on investment for holding securities with maturities of longer than one month compared to securities with a maturity of one month. In implementing this strategy, although the SA Global Fixed Income Fund may primarily invest in foreign obligations, the Fund may invest in U.S. obligations when the Sub-Adviser believes that foreign securities do not offer maturity risk premiums that compare favorably with those offered by U.S. securities.

  Derivatives. The SA Global Fixed Income Fund may invest in forward foreign currency exchange contracts, which are forms of derivatives. Each Fixed Income Fund may invest in futures and options, which are also forms of derivatives. A derivative is a financial contract the value of which is based on a security, a currency exchange rate or a market index. Derivatives can be used for hedging (i.e., attempting to reduce risk by offsetting one investment position with another) or speculation (i.e., taking a position in the hope of increasing return). The Fixed Income Funds will not use derivatives for speculative purposes. The main risk with derivatives is that some types of derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fixed Income Funds.

  The SA Global Fixed Income Fund may, but is not required to, use forward foreign currency exchange contracts to hedge foreign currency risks. A forward foreign currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. These contracts are privately negotiated transactions and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

  Each Fixed Income Fund may, but is not required to, use futures contracts and options on futures contracts, but only for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates or other economic factors.

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Equity Funds

Equity Investment Approach

Each Equity Fund utilizes different investment strategies to achieve its investment goal. In addition to the Fund-specific strategies described more fully below, the Sub-Adviser applies certain overarching principles to its investment strategies for all of the Equity Funds. The Sub-Adviser believes that equity investing should involve a long-term view and a systematic focus on sources of expected returns, not on stock picking or market timing. In constructing an investment portfolio, the Sub-Adviser identifies a broadly diversified universe of eligible securities with precisely-defined risk and return characteristics. It then places priority on efficiently managing portfolio turnover and keeping trading costs low. The Sub-Adviser does not intend to purchase or sell securities for the investment portfolio based on prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

The Sub-Adviser generally structures an Equity Fund’s portfolio by:
  Selecting a starting universe of securities (for example, all publicly-traded U.S. common stocks).

  Creating a sub-set of companies meeting the Sub-Adviser’s investment guidelines for the Fund.

  Excluding certain companies after analyzing various factors (for example, liquidity).

  Purchasing stocks using a market capitalization weighted approach.
About Tax-Efficient Management Techniques

The Sub-Adviser may use some or all of the following tax-efficient portfolio management techniques, with respect to SA U.S. Value Fund, SA U.S. Small Company Fund and SA International Value Fund, in an attempt to minimize taxable distributions by those SA Funds, particularly distributions of net short-term capital gains (i.e., gains on securities held for up to one year) and current income other than “qualified dividend income” (see “Distributions and Taxes — Taxes on Distributions”), which are taxed at a higher rate than distributions of net long-term capital gains (i.e., gains on securities held for more than one year):
  Minimizing sales of securities that result in short-term capital gains.

  Maximizing the extent to which any realized net capital gains are long-term.

  Minimizing dividend income that is not “qualified dividend income.”

  Realizing losses to offset realized gains, when prudent to do so.

  Limiting portfolio turnover, when prudent to do so.
Investment Terms

The following investment terms are used to describe some or all of the Equity Funds’ investment strategies:
  Market Capitalization -- Market capitalization (or “market cap”) is the product of the number of shares of a company’s stock outstanding, as determined by the Sub-Adviser, multiplied by the price per share.

  Market Capitalization Weighting -- A portfolio or index is market capitalization weighted when the amount of a stock in the portfolio or index is proportionate to that stock’s market capitalization compared to the market capitalization of all of the stocks in the portfolio or index. The higher a stock’s relative market cap, the greater its representation in the portfolio or index will be.
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  Market Capitalization Weighted Approach -- This approach involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. For the purposes of this Prospectus, when investing on a market capitalization weighted basis, the Sub-Adviser may adjust a stock’s market capitalization weighting for factors such as free float, trading strategies, liquidity management, momentum and other factors that the Sub-Adviser determines appropriate, given market conditions. An Equity Fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of its assets. See “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices—Deviation from Market Capitalization Weighting” for further details.

  Total Market Capitalization -- For the purposes of this Prospectus, total market capitalization of U.S. stocks is based on the market capitalization of U.S. operating companies listed on the NYSE, the NYSE Amex Equities and the Nasdaq Stock Market®.

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SA U.S. Core Market Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally selecting from all common stocks that are traded on a principal U.S. exchange or on the over-the-counter market in the United States. As of the date of this Prospectus, the Sub-Adviser has narrowed the target universe of stocks to securities of companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser's market capitalization guidelines described above, as of September 30, 2011, the target universe was defined by [the market capitalization of the 96% of total market capitalization], which was approximately $[ ] million or above. This dollar amount will change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser considers securities that are traded on a U.S. national exchange or on the over-the-counter market in the United States to be U.S. securities.

The Fund also invests less than 5% of its total assets in the U.S. Micro Cap Portfolio, a portfolio of DFA Investment Dimensions Group Inc., a separate registered investment company. The Sub-Adviser is also the adviser of the U.S. Micro Cap Portfolio. The U.S. Micro Cap Portfolio generally will purchase a broad and diverse group of the common stocks of micro cap companies traded on a principal U.S. exchange or the over-the-counter market. As of the date of this Prospectus, for purposes of the U.S. Micro Cap Portfolio, the Sub-Adviser considers micro cap companies to be companies whose market capitalizations are generally in the lowest [5%] of total market capitalization or companies whose market capitalizations are smaller than [the 1,500th largest U.S. company], whichever results in the higher market capitalization threshold.

The Sub-Adviser does not receive any sub-advisory fee from the Fund for its sub-advisory services with respect to Fund assets invested in the U.S. Micro Cap Portfolio. As the adviser of the U.S. Micro Cap Portfolio, the Sub-Adviser receives an advisory fee from the U.S. Micro Cap Portfolio. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser. The Fund will bear its proportionate share of the other expenses of the U.S. Micro Cap Portfolio.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

Portfolio Construction

The Fund is approximately market capitalization weighted. A company’s stock may not be purchased if: (1) in the Sub-Adviser’s judgment, the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a significant portion of the issuer’s securities are closely held; or (4) the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate given other conditions. Further, the Fund will not acquire securities offered in initial public offerings or securities of real estate investment trusts (except as part of a merger, consolidation or acquisition of assets).

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA U.S. Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a target universe consisting of common stocks of large and mid cap U.S. companies traded on a principal U.S. exchange or on the over-the-counter market in the United States that the Sub-Adviser believes are value stocks at the time of purchase. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). In measuring value, the Sub-Adviser may also consider such factors as price-to-cash flow or price-to-earnings ratios, economic conditions and developments in the company’s industry. The criteria used for assessing value are subject to change from time to time. As of the date of this Prospectus, the Sub-Adviser considers large and mid cap companies to be companies whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser's market capitalization guidelines described above, as of September 30, 2011, the market capitalization of a large or mid cap company was defined by [the market capitalization of a company in the highest 90% of total market capitalization], which was approximately $[ ] million or above. This dollar amount will change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser considers securities that are traded on a U.S. national exchange or on the over-the-counter market in the United States to be U.S. securities.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund is approximately market capitalization weighted. On not less than a semi-annual basis, the Sub-Adviser will calculate the book-to-market ratio necessary to determine those companies whose stock may be eligible for investment by the Fund. A company’s stock may not be purchased if: (1) in the Sub-Adviser’s judgment, the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a significant portion of the issuer’s securities are closely held; or (4) the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate given other conditions. Further, the Fund will not acquire securities offered in initial public offerings or securities of real estate investment trusts (except as part of a merger, consolidation or acquisition of assets).

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA U.S. Small Company Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a target universe consisting of common stocks of small cap companies traded on a principal U.S. exchange or on the over-the-counter market in the United States. As of the date of this Prospectus, the Sub-Adviser considers small cap companies to be companies whose market capitalizations generally are either in the bottom 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser's market capitalization guidelines described above, as of September 30, 2011, the market capitalization of a small cap company was defined by [the market capitalization of a company in the bottom 10% of total market capitalization], which was approximately $[ ] million or below. This dollar amount will change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser considers securities that are traded on a principal U.S. exchange or on the over-the-counter market in the United States to be U.S. securities.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

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Portfolio Construction

The Fund is approximately market capitalization weighted. A company’s stock may not be purchased if: (1) in the Sub-Adviser’s judgment, the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a significant portion of the issuer’s securities are closely held; or (4) the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate given other conditions. Further, the Fund will not acquire securities offered in initial public offerings or securities of real estate investment trusts (except as part of a merger, consolidation or acquisition of assets).

If the Fund must sell securities in order to obtain funds to make redemption payments, it may repurchase such securities as additional cash becomes available. In most instances, however, the Sub-Adviser would anticipate selling securities that had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

On a periodic basis, the Sub-Adviser reviews the holdings of the Fund and determines which companies, at the time of such review, are no longer considered small companies. The present policy of the Sub-Adviser is to consider portfolio securities for sale when they have appreciated sufficiently to no longer be in the desired market capitalization range for the Fund as determined periodically by the Sub-Adviser; however, the Sub-Adviser is not required to dispose of a security if the security’s issuer is no longer in the desired market capitalization range. The Sub-Adviser may, from time to time, revise that policy if, in its opinion, such revision is necessary to maintain appropriate market capitalization weighting.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA International Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a target universe consisting of securities of large cap non-U.S. companies that the Sub-Adviser believes are value stocks at the time of purchase. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). In measuring value, the Sub-Adviser may also consider such factors as price-to-cash flow or price-to-earnings ratios, economic conditions and developments in the company’s industry. The criteria used for assessing value are subject to change from time to time.

The Fund invests in Approved Market Securities of companies in countries with developed markets designated by the Investment Committee of the Sub-Adviser as approved markets from time to time (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Security Types—Approved Market Securities” for a definition of “Approved Market Securities”). As of the date of this Prospectus, the Fund is authorized to invest in Approved Market Securities of large cap companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future, in addition to the countries listed above. The Sub-Adviser will determine when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities of countries that are not listed above as authorized countries but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously approved countries. Under normal market conditions, the Sub-Adviser intends to invest in companies organized or having a majority of their operating income from sources in at least three non-U.S. countries.

The Sub-Adviser intends to invest in the stocks of large cap non-U.S. companies. The Sub-Adviser determines company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Fund with respect to each country or region. As of September 30, 2011, the lowest minimum market capitalization of a large company in any country or region in which the Fund invests was $[ ] million. This threshold will vary by country and region and will change with market conditions.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. The Fund may also enter into futures and options contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

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Portfolio Construction

The Fund intends to purchase securities within each authorized country using a market capitalization weighted approach. The Sub-Adviser, using this approach and its judgment, will seek to set country weights based on the relative market capitalization of eligible large cap non-U.S. companies within each country. The Sub-Adviser may reset the market capitalization floor from time to time to reflect changing market conditions. The weighting of certain countries in the Fund may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or S&P/Citigroup.

On not less than a semi-annual basis, the Sub-Adviser will calculate the book-to-market ratio necessary to determine those companies whose stock may be eligible for investment by the Fund. A company’s stock may not be purchased if: (1) in the Sub-Adviser’s judgment, the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a significant portion of the issuer’s securities are closely held; or (4) the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate given other conditions. Further, the Fund will not acquire securities offered in initial public offerings or securities of real estate investment trusts (except as part of a merger, consolidation or acquisition of assets).

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA International Small Company Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. Instead of buying securities directly, the Fund invests substantially all of its assets in the DFA Portfolio, which has the same investment objective and investment policies as the Fund. The DFA Portfolio seeks to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Japanese, United Kingdom, European (including the Mediterranean), Asia Pacific and Canadian companies. The DFA Portfolio invests substantially all of its assets in the following Underlying Funds: the Japanese Series, the United Kingdom Series, the Continental Series, the Asia Pacific Series and the Canadian Series. Each Underlying Fund invests in small companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investment. The DFA Portfolio also may have some exposure to small cap equity securities associated with other countries or regions. As a non-fundamental policy, under normal circumstances, the Fund, through its investments in the DFA Portfolio, and indirectly, the Underlying Funds, will invest at least 80% of its net assets in securities of small companies.

As of September 30, 2011, the DFA Portfolio invested its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio’s assets):

Underlying Fund	Investment Range
Japanese Series	[10% - 35%]
United Kingdom Series	[10% - 30%]
Continental Series	[25% - 50%]
Asia Pacific Series	[0% - 25%]
Canadian Series	[0% - 20%]

The allocation of the assets of the DFA Portfolio to be invested in the Underlying Funds will be determined by the Sub-Adviser on at least a semi-annual basis. In setting the target allocation, the Sub-Adviser will first consider the market capitalizations of all eligible companies in each of the Underlying Funds. The Sub-Adviser expects to change the relative weights ascribed to each Underlying Fund, based on the Sub-Adviser’s updated market capitalization calculations, when the Sub-Adviser determines that fundamental changes in the relative values ascribed by market forces to each relevant geographic area have occurred. To maintain target weights during the period, adjustments may be made by applying future purchases by the DFA Portfolio in proportion necessary to rebalance the investment portfolio of the DFA Portfolio.

Each Underlying Fund invests in Approved Market Securities (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Security Types—Approved Market Securities” for a definition of “Approved Market Securities”). The Underlying Funds invest in countries that the Sub-Adviser views as developed market countries and will not invest in emerging market countries.

Each Underlying Fund may lend its portfolio securities to generate additional income.

Each Underlying Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. Each Underlying Fund may invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. Each Underlying Fund may also enter into futures and options contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

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The DFA Portfolio and the Underlying Funds are advised by the Sub-Adviser. For as long as the Fund invests its assets in the DFA Portfolio, the Sub-Adviser will not receive any sub-advisory fee from the Fund for its sub-advisory services. The Sub-Adviser receives an administration fee and an investment advisory fee from its management of the DFA Portfolio and the Underlying Funds. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser.

The Fund may withdraw its investment in the DFA Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund’s assets either will be invested in another mutual fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

In reviewing the investment objectives and policies of the Fund in this Prospectus, you should assume that the investment objectives and policies of the DFA Portfolio are the same in all material respects as those of the Fund and that, during periods when the Fund has invested its assets in the DFA Portfolio, the descriptions of the Fund’s investment strategies and risks should be read as also applicable to the DFA Portfolio.

Underlying Fund-Specific Policies

The following are the investment policies of each Underlying Fund in which the DFA Portfolio invests.

Japanese Series

The Japanese Series generally will purchase a broad and diverse group of readily marketable stocks of Japanese small companies. The Japanese Series invests in Approved Market Securities of companies associated with Japan. As a non-fundamental policy, under normal circumstances, the Japanese Series will invest at least 80% of its net assets in securities of Japanese small companies.

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies in Japan by market capitalization. The Sub-Adviser then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in Japan. As of September 30, 2011, the Sub-Adviser considers Japanese small companies to be those companies with a market capitalization below $[ ] million. This dollar amount will change due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.

The Japanese Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Japanese Series may invest in ETFs and similarly structured pooled investments that provide exposure to the Japanese equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Japanese Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

United Kingdom Series

The United Kingdom Series generally will purchase a broad and diverse group of readily marketable stocks of United Kingdom small companies. The United Kingdom Series invests in Approved Market Securities of companies associated with the United Kingdom. As a non-fundamental policy, under normal circumstances, the United Kingdom Series will invest at least 80% of its net assets in securities of United Kingdom small companies.

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies in the United Kingdom by market capitalization. The Sub-Adviser then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in United Kingdom. As of September 30, 2011, the Sub-Adviser considers United Kingdom small companies to be those companies with a market capitalization below $[ ] million. This dollar amount will change due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.

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The United Kingdom Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The United Kingdom Series may invest in ETFs and similarly structured pooled investments that provide exposure to the United Kingdom equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the United Kingdom Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

Continental Series

The Continental Series generally will purchase a broad and diverse group of readily marketable stocks of small European companies. As of the date of this Prospectus, the Continental Series is authorized to invest in Approved Market Securities associated with [Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, Netherlands, Norway, Portugal, Spain, Sweden and Switzerland]. The Continental Series may also invest up to 20% of its net assets in small companies associated with non-European countries that are designated as approved markets by the Investment Committee of the Sub-Adviser. As a non-fundamental policy, under normal circumstances, the Continental Series will invest at least 80% of its net assets in securities of small companies located in continental Europe.

The Sub-Adviser measures company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the Continental Series with respect to each country or region. As of September 30, 2011, the highest maximum market capitalization in any country or region in which the Continental Series invests was $[ ] million. This threshold will vary by country or region. For example, as of September 30, 2011, the Sub-Adviser considers a small company in the [European Monetary Union] to have a market capitalization below $[ ] million, a small company in [Denmark] to have a market capitalization below $[ ] million, and a small company in [Sweden] to have a market capitalization below $[ ] million. These dollar amounts will change due to market conditions. The Sub-Adviser will establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.

The Continental Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Sub-Adviser may in its discretion either limit further investments in a particular country or divest the Continental Series of holdings in a particular country. The Continental Series may invest in ETFs and similarly structured pooled investments that provide exposure to the continental European equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Continental Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

Asia Pacific Series

The Asia Pacific Series generally will purchase a broad and diverse group of stocks of small companies located in Australia, New Zealand and Pacific Rim Asian countries. As of the date of this Prospectus, the Asia Pacific Series is authorized to invest in Approved Market Securities associated with [Australia, Hong Kong, New Zealand and Singapore]. As a non-fundamental policy, under normal circumstances, the Asia Pacific Series will invest at least 80% of its net assets in securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries.

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The Sub-Adviser measures company size on a country-specific basis and based primarily on market capitalization. In the countries authorized for investment, the Sub-Adviser first ranks eligible companies based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the Asia Pacific Series with respect to each country authorized for investment. This threshold will vary by country. As of September 30, 2011, the Sub-Adviser considers Asia Pacific small companies to be those companies with a market capitalization below $[ ] million in Australia, $[ ] million in Hong Kong, $[ ] million in New Zealand and $[ ] million in Singapore. These dollar amounts will change due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.

The Asia Pacific Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Sub-Adviser may in its discretion either limit further investments in a particular country or divest the Asia Pacific Series of holdings in a particular country. The Asia Pacific Series may invest in ETFs and similarly structured pooled investments that provide exposure to Asia Pacific equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Asia Pacific Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

Canadian Series

The Canadian Series generally will purchase a broad and diverse group of readily marketable stocks of Canadian small companies. The Canadian Series invests in Approved Market Securities of companies associated with Canada. As a non-fundamental policy, under normal circumstances, the Canadian Series will invest at least 80% of its net assets in securities of Canadian small companies.

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies by market capitalization. The Sub-Adviser then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in Canada. As of September 30, 2011, the Sub-Adviser considered Canadian small companies to be those companies with a market capitalization of $[ ] million or below. This dollar amount will change due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.

The Canadian Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Canadian Series may invest in ETFs and similarly structured pooled investments that provide exposure to the Canadian equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Canadian Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

Portfolio Construction

The Underlying Funds in which the DFA Portfolio invests are approximately market capitalization weighted.

The decision to include or exclude the shares of an issuer is made on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country or region. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. Even though a company’s stock may meet the applicable market capitalization criterion of a particular Underlying Fund, it may not be purchased if: (1) in the Sub-Adviser’s judgment, the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a significant portion of the issuer’s securities are closely held; or (4) the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate given other conditions. Further, none of the Underlying Funds intends to acquire securities offered in initial public offerings or securities of real estate investment trusts (except as part of a merger, consolidation or acquisition of assets).

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If any Underlying Fund must sell securities in order to obtain funds to make redemption payments that Underlying Fund may repurchase such securities as additional cash becomes available. In most instances, however, the Sub-Adviser would anticipate selling securities that had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

On a periodic basis, the Sub-Adviser reviews the holdings of each Underlying Fund and determines which companies, at the time of such review, are no longer considered small companies. The present policy of the Sub-Adviser with respect to each Underlying Fund is to consider portfolio securities for sale when they have appreciated sufficiently to no longer be in the desired market capitalization range for the Underlying Fund as determined periodically by the Sub-Adviser; however, the Sub-Adviser is not required to dispose of a security if the security’s issuer is no longer in the desired market capitalization range. The Sub-Adviser may, from time to time, revise that policy if, in its opinion, such revision is necessary to maintain appropriate market capitalization weighting.

Fund Structure

The aggregate amount of expenses for the Fund and the DFA Portfolio may be greater than it would be if the Fund invested directly in the Underlying Funds or the securities held by the Underlying Funds. However, the total expense ratio for the Fund is expected to be less over time than it would be if the Fund made such direct investments because this arrangement enables various institutional investors, including the Fund, to pool their assets, which may result in economies by spreading certain fixed costs over a larger asset base. Through the daily calculation of the DFA Portfolio’s NAV, the value of each shareholder’s, including the Fund’s, investment in the DFA Portfolio, will be adjusted to reflect each such shareholder’s proportionate share of the expenses of the DFA Portfolio, which expenses will include the DFA Portfolio’s share of the indirect operating expenses of the Underlying Funds.

The shares of the DFA Portfolio are offered to institutional and non-institutional investors, and the shares of the Underlying Funds are generally offered to institutional investors. Offerings to institutional investors by the DFA Portfolio and the Underlying Funds (collectively, the “Other Funds”) serve the purposes of increasing the assets available for investment, reducing expenses as a percentage of total assets and achieving other economies that might be available at higher asset levels. Investment in the Other Funds by other institutional investors offers potential benefits to the Other Funds, and to the Fund through its investment in the DFA Portfolio. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Other Funds. Also, if an institutional investor were to redeem its interest in the Other Funds, the remaining investors therein could experience higher pro rata operating expenses, thereby producing lower returns, and the Other Funds’ security holdings may become less diverse, resulting in increased risk.

Institutional investors that have a greater pro rata ownership interest in the DFA Portfolio than the Fund does could have effective voting control over the operation of the DFA Portfolio.

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Other institutional investors, including other mutual funds, may invest in the Other Funds, and the expenses of such Other Funds and, correspondingly, their returns may differ from those of the Fund. For information about the availability of investing in any Other Fund, other than through the Fund, please contact DFA Investment Dimensions Group Inc. and The DFA Investment Trust Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, (512) 306-7400.

A redemption by the Fund of all or part of its investment in the DFA Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash when necessary. In addition, a distribution in kind to the Fund could result in its having a less diversified portfolio of investments and could adversely affect its liquidity. Moreover, a distribution in kind, or in cash, by the DFA Portfolio pursuant to a redemption will constitute a taxable exchange for federal income tax purposes, resulting in gain or loss to the Fund to the extent that the redemption distribution is more or less than the Fund’s cost basis in the redeemed shares of the DFA Portfolio. Any net capital gains so realized will be distributed to the Fund’s shareholders as described in the section entitled “Distributions and Taxes—Distributions.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA Emerging Markets Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by purchasing a broad and diverse group of securities of companies in emerging markets, including frontier markets (i.e., emerging market countries in an earlier stage of development), designated by the Investment Committee of the Sub-Adviser from time to time with larger market capitalizations relative to their respective markets that the Sub-Adviser considers to be value stocks.

The Fund seeks to achieve its goal by investing in companies in countries designated by the Investment Committee of the Sub-Adviser from time to time as approved markets. As of the date of this Prospectus, the Fund is authorized to invest in the following approved markets: Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future, in addition to the approved markets listed above. The Sub-Adviser will determine when and whether to invest in approved markets depending on a number of factors, such as asset growth in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities associated with countries that are not listed above as approved markets but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously approved countries.

The Fund seeks to purchase securities of larger companies that are representative of broad market coverage within each approved market. The Fund's definition of what constitutes a larger company varies across countries and is based primarily on market capitalization. In each approved market, the companies listed on selected exchanges are ranked based upon their respective market capitalizations. The minimum market capitalization for a larger company in that country is then defined. As of September 30, 2011, [ ] had the highest market capitalization threshold of approximately $[ ] million; and [ ] had the lowest market capitalization threshold of approximately $[ ] million. These dollar amounts will change due to market conditions.

In assessing value, the Sub-Adviser primarily considers a security’s book value (value that is derived from a company’s balance sheet) in relation to its market value (value that is derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). However, the Sub-Adviser may also consider factors such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the company’s industry. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets investments that are Approved Market Securities (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds— Description of Certain Security Types—Approved Market Securities” for a definition of “Approved Market Securities”). If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may not invest in certain companies or approved markets for reasons that include constraints imposed within approved markets (e.g., restrictions on purchases by foreigners), and the Fund’s policy not to invest more than 25% of its assets in any one industry.

The Fund may invest in ETFs and similarly structured pooled investments that provide exposure to approved markets or other equity markets, including the United States, for the purposes of gaining exposure to the equity markets while maintaining liquidity. The Fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more approved markets, although it intends to do so only where access to those markets is otherwise significantly limited.

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The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may engage in short-term trading, enter into futures and options contracts and lend portfolio securities. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

Portfolio Construction

Even though a company’s stock may meet the applicable market capitalization and value criterion for investment by the Fund, it may not be included for a number of reasons. For example, the Sub-Adviser, in its judgment, may consider that: (1) the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a material portion of the issuer’s securities is closely held and not likely available to support market liquidity; or (4) the Sub-Adviser has determined, in its judgment, that the purchase of such stock is inappropriate given other conditions. To this extent, the Sub-Adviser may exercise discretion in purchasing securities in an approved market and in determining the allocation of investments among approved markets. Further, the Fund does not intend to acquire securities offered in initial public offerings.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA Real Estate Securities Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by concentrating investments in readily marketable equity securities of companies the principal activities of which include development, ownership, construction, management, or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain REITs, companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the development, ownership, construction, management, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT or REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The Fund will make equity investments only in securities traded in the U.S. securities markets, primarily on the NYSE, NYSE Alternext or such other U.S. national securities exchanges and in the over-the-counter market, as may be deemed appropriate by the Sub-Adviser using a market capitalization weighted approach.

The Fund purchases shares of REITs. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on net income and gains it distributes to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gain (as defined under “Distributions and Taxes—Taxes on Distributions”)) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At the present time, the Fund intends to invest only in hybrid REITs and equity REITs.

As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of companies in the real estate industry. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading, enter into futures and options contracts and lend portfolio securities. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

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Portfolio Construction

It is the intention of the Fund to invest in the securities of eligible companies using a market capitalization weighted approach. The Sub-Adviser has prepared and will maintain a schedule of eligible investments consisting of equity securities of all companies in the sectors of the real estate industry described above as being presently eligible for investment. Periodically, the Sub-Adviser may expand the Fund’s schedule of eligible investments to include equity securities of companies in sectors of the real estate industry in addition to those described above as eligible for investment as of the date of this Prospectus.

While a company’s stock may meet the applicable criteria described above, the stock may not be purchased by the Fund if, at the time of purchase, in the judgment of the Sub-Adviser: (1) the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition that could result in the company no longer being considered principally engaged in the real estate business; or (3) the purchase of such stock is inappropriate given other conditions. Further, the Fund will not acquire securities offered in initial public offerings.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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Additional Information about the Equity Funds

Description of Certain Investment Practices

Portfolio Transactions

Portfolio investments of the Equity Funds, including the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), will generally be made in eligible securities using a market capitalization weighted basis. Securities in each Equity Fund’s portfolio will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities in each Equity Fund’s portfolio that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities in each Equity Fund’s portfolio will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities in each Equity Fund’s portfolio, including those eligible for purchase, may be disposed of at any time when, in the Sub-Adviser’s judgment, circumstances, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities in each Equity Fund’s portfolio will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the relevant Equity Fund.

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by each Equity Fund, as additional cash becomes available to it. However, each Equity Fund has retained the right to borrow to make redemption payments. Each Equity Fund is also authorized to make a redemption payment, in whole or in part, by a distribution of portfolio securities in lieu of cash (i.e., a redemption in-kind), when in the best interests of the Equity Fund. Such distributions will be made in accordance with the U.S. federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Equity Fund might not be able to purchase the number of shares that adherence to market capitalization weighting might require.

Investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in each Equity Fund’s portfolio do pay dividends. It is anticipated, therefore, that each Equity Fund will receive dividend income.

Deviation from Market Capitalization Weighting

The investment portfolios of the Equity Funds, including the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), use a market capitalization weighted approach. This approach involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by the Sub-Adviser for a variety of factors. An Equity Fund or Underlying Fund may deviate from its market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of such Equity Fund or Underlying Fund. Additionally, the Sub-Adviser may consider such factors as free float, trading strategies, liquidity management, momentum and other factors determined to be appropriate by the Sub-Adviser given market conditions. The Sub-Adviser may exclude the stock of a company that meets applicable market capitalization criterion if the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

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Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (1) those held by strategic investors (such as governments, controlling shareholders and management), (2) treasury shares, or (3) shares subject to ownership restrictions. Free float adjustments may also be made based on a company’s market capitalization. Deviation also will occur because the Sub-Adviser generally intends to purchase in round lots. Furthermore, the Sub-Adviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20%, of each Equity Fund’s and Underlying Fund’s assets may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to corporate actions, investments by certain Equity Funds and Underlying Funds in privately placed convertible securities or preferred stock. Finally, tax management strategies undertaken by SA U.S. Value Fund, SA U.S. Small Company Fund and SA International Value Fund may also cause further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares that, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase by each Equity Fund and Underlying Fund or otherwise represented in the portfolio of such Equity Fund or Underlying Fund may be acquired in exchange for the issuance of shares. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Sub-Adviser will determine those companies eligible for investment by an Equity Fund (other than SA U.S. Core Market Fund) or Underlying Fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Sub-Adviser’s then-current requirements for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of investment portfolios of SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund and the Underlying Funds change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee of the Sub-Adviser may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of an Equity Fund or Underlying Fund. Country weights may also deviate from target weights due to general day-today trading patterns and price movements. As a result, the weighting of countries may vary from their weighting in published international indices.

Securities Lending

Each Equity Fund and Underlying Fund may seek to earn additional income by lending portfolio securities to qualified brokers, dealers, banks and other financial institutions. By reinvesting any cash collateral an Equity Fund or Underlying Fund receives in these transactions, it could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Equity Fund or Underlying Fund could lose money.

Cash Management

Each Equity Fund and Underlying Fund may invest up to 20% of its assets in short-term, high-quality, highly-liquid, fixed income obligations such as money market instruments and short-term repurchase agreements pending investment or for liquidity purposes. Investments in money market instruments may involve a duplication of certain fees and expenses.

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Temporary Defensive Positions

Notwithstanding each Equity Fund’s applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Equity Fund's assets may be invested in cash and/or money market instruments. In addition, SA Emerging Markets Value Fund may, for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies. To the extent that an Equity Fund adopts a temporary defensive position, the Equity Fund may not achieve its investment objective.

Master-Feeder Structure

Each Equity Fund reserves the right to convert to a “master-feeder” structure at a future date. Under such a structure, generally one or more feeder funds invest all or substantially all of their assets in a master fund, which, in turn, invests directly in a portfolio of securities. An Equity Fund will notify shareholders prior to any such conversion.

Short-Term Trading

Each Equity Fund may engage in short-term trading, which could produce higher trading costs and larger taxable distributions. Frequent trading also increases transaction costs, which could detract from an Equity Fund’s performance.

Description of Certain Security Types

Approved Market Securities

The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, and the SA Emerging Markets Value Fund invest in Approved Market Securities. “Approved Market Securities” are securities of companies in countries designated by the Investment Committee of the Sub-Adviser from time to time (“approved markets”) listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depository Receipts, Global Depository Receipts, American Depository Receipts, or other types of depository receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, and the SA Emerging Markets Value Fund will consider for purchase securities that are associated with an approved market, and may include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an approved market; (b) securities for which the principal trading market is in an approved market; (c) securities issued or guaranteed by the government of an approved market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an approved market currency issued by companies to finance operations in approved markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in approved markets or have at least 50% of their assets in approved markets; (f) equity securities of companies in approved markets in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in approved markets securities or derivative instruments that derive their value from approved markets securities; or (h) securities included in a Fund’s respective benchmark index. Approved Market Securities may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the Approved Market Securities may reflect economic and market forces in such other countries as well as in the approved markets. The Sub-Adviser, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in approved markets. For example, the Sub-Adviser may invest in companies organized and located in the United States or other countries outside of approved markets, including companies having their entire production facilities outside of approved markets, when such companies meet the definition of Approved Markets Securities.

In determining what countries are approved markets, the Sub-Adviser may consider various factors, including without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, Morgan Stanley Capital International, Citigroup and the Heritage Foundation. Approved markets may not include all such emerging markets. In determining whether to approve markets for investment, the Sub-Adviser will take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets.

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Derivatives

Each Equity Fund and Underlying Fund is authorized to use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. A derivative is a financial contract the value of which is based on a security, a currency exchange rate or a market index. Derivatives can be used for hedging (i.e., attempting to reduce risk by offsetting one investment position with another) or speculation (i.e., taking a position in the hope of increasing return). The Equity Funds and Underlying Funds will not use derivatives for speculative purposes. The main risk with derivatives is that some types of derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for an Equity Fund or Underlying Fund.

The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, SA Emerging Markets Value Fund and the SA Real Estate Securities Fund may each, but is not required to, use futures contracts and options on futures contracts, but only for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price. When an Equity Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period. When an Equity Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Futures contracts and options present the following risks: imperfect correlation between the change in market value of an Equity Fund’s portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

Exchange-Traded Funds

Each Equity Fund and Underlying Fund is authorized to invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company that generally has a principal investment strategy to track or replicate a desired index, such as a sector, market or global segment. ETFs are primarily passively managed and traded similar to a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its reference index and may not necessarily represent the strategy of an Equity Fund or Underlying Fund. The risk of not correlating to the index is an additional risk to the investors of ETFs. When an Equity Fund or Underlying Fund invests in an ETF, shareholders of the Equity Fund indirectly bear their proportionate share of the ETF’s fees and expenses.

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Additional Information About Principal Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the SA Funds. Like all mutual funds, an investment in the SA Funds is not a bank deposit or obligation and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the primary risk factors of each Fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk
Banking	X
Concentration Risk
Credit Risk	X	X
Cyclical Market Risk									X
Emerging Markets								X
Risk
Foreign Securities		X				X	X	X
and Currency Risk
Fund of Funds Risk							X
Hedging Risk		X
Interest Rate Risk	X	X
Interest Rate Risk									X
(REITs)
Large Company			X	X		X		X
Stock Risk
Market Risk (Equity)			X	X	X	X		X	X
Market Risk (Fixed	X	X
Income)
Market Risk (SA							X
International Small
Company Fund)
Medium-Size			X	X				X
Company Stock Risk
Real Estate									X
Investment Risks
Recent Market	X	X	X	X	X	X	X	X	X
Conditions
Risks of									X
Concentrating in the
Real Estate Industry
Securities Lending		X	X	X	X	X	X
Risk
Small Company			X		X		X
Stock Risk
Value Stock Risk				X		X		X

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  Banking Concentration Risk: To the extent a Fund invests more than 25% of its total assets in bank and bank holding company obligations, such banking industry investments would link the performance of the Fund to changes in the performance of the banking industry generally. For example, a change in the market’s perception of the relative risk of banks compared to non-banks would likely cause the Fund’s values to fluctuate. Banks are very sensitive to changes in money market and general economic conditions. The profitability of the banking industry is dependent upon banks being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending operations. Adverse general economic conditions can cause financial difficulties for a bank’s borrowers, and the borrowers’ failure to repay their loans can adversely affect the bank’s financial situation. Banks are subject to extensive regulation, and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, which could reduce bank profitability.

  Credit Risk: It is possible that some issuers or guarantors may default on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. Also, an issuer may suffer adverse changes in financial condition that could result in a downgrade in credit rating leading to greater volatility in the price of the security and, consequently, in the price of shares of a Fund. A change in the credit rating of a bond can also affect the bond’s liquidity and make it more difficult for a Fund to sell. If any of these events were to occur, a Fund might suffer a loss. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and repayment of principal. Not all securities issued by the U.S. government and its agencies or instrumentalities are backed by the full faith and credit of the U.S. government. These securities carry at least some risk of non-payment. The government securities purchased by a Fund may include mortgage-backed securities.

  Cyclical Market Risk: The real estate industry tends to be cyclical with periods of relative under-performance and out-performance in comparison to the broad U.S. equity market. Such cycles may adversely affect the value of a Fund’s portfolio.

  Emerging Markets Risk: Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions.

  Foreign Securities and Currency Risk: Investments in foreign securities involve risks in addition to those of investments in U.S. securities. Some foreign securities may be less liquid and more volatile than securities of comparable U.S. companies. Investments in foreign securities are subject to fluctuations in currency exchange rates which may negatively affect the value of a Fund’s portfolio and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; differing securities market structures; high transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

  Fund of Funds Risk (SA International Small Company Fund): The investment performance of the SA International Small Company Fund is affected by the investment performance of the DFA Portfolio and, indirectly, the investment performance of the Underlying Funds. The ability of the SA International Small Company Fund to achieve its investment objective depends on the ability of the DFA Portfolio and the Underlying Funds to meet their investment objectives and on the Sub- Adviser’s decisions regarding the allocation of the DFA Portfolio’s assets among the Underlying Funds. There can be no assurance that the investment objective of the SA International Small Company Fund, the DFA Portfolio or any Underlying Fund will be achieved. Through its investment in the DFA Portfolio and, indirectly, the Underlying Funds, the SA International Small Company Fund is subject to the risks of the Underlying Funds’ investments. Duplication of expenses is a risk when a fund invests in other investment companies.

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  Hedging Risk: Forward foreign currency exchange contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of a Fund’s portfolio holdings increases because of currency fluctuations. In addition, hedging may increase a Fund’s expenses. There is also a risk that a forward foreign currency exchange contract intended as a hedge may not perform as intended, in which case the Fund may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss.

  Interest Rate Risk: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that a Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of rising interest rates, the average life of certain types of securities in which the Fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration (i.e., the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, issuers of certain securities may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

  Interest Rate Risk (REITs): Changes in prevailing interest rates affect not only the value of REIT shares but may impact the market value of the REIT’s investment real estate.

  Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

  Market Risk (Equity Funds): The value of the securities in which an Equity Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value. The Sub-Adviser’s market capitalization weighted approach attempts to manage market risk by limiting the amount an Equity Fund invests in any single company’s equity securities. However, diversification will not protect an Equity Fund against widespread or prolonged declines in the stock market.

  Market Risk (Fixed Income Funds): The value of the securities in which a Fixed Income Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

  Market Risk (SA International Small Company Fund): The SA International Small Company Fund’s performance is dependent on the performance of the Underlying Funds in which the DFA Portfolio invests. The value of the securities in which the Underlying Funds invest may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value. The Sub-Adviser’s market capitalization weighted approach attempts to manage market risk by limiting the amount any Underlying Fund invests in any single company’s equity securities. However, diversification will not protect any Underlying Fund against widespread or prolonged declines in the market in which it invests.

  Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. A Fund may experience difficulty in purchasing or selling securities of medium-size companies at the desired time and price.

  Risks of Concentrating in the Real Estate Industry: The Fund’s exclusive focus on the real estate industry will subject the Fund to the general risks of direct real estate ownership. Its performance may be materially different from the broad U.S. equity market.
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  Real Estate Investment Risks: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

  Recent Market Conditions: Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

  Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of shares of a Fund may fall. The value of shares of a Fund could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

  Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of a Fund’s portfolio. In addition, small company stocks typically trade in lower volume, making them more difficult to purchase or sell. Generally, the smaller the company size, the greater these risks.

  Value Stocks Risk: A value stock may not reach what the Sub-Adviser believes is its full market value, or its intrinsic value may go down. In addition, value stocks may underperform when the market favors growth stocks over value stocks. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

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MANAGEMENT

Adviser

LWI Financial Inc., 3055 Olin Avenue, Suite 2000, San Jose, California 95128, is the SA Funds’ investment adviser. Since its organization in July 1998, the Adviser has provided investment advisory and administrative services to individuals, pension and profit-sharing plans, trusts, estates, charitable organizations and other business entities. As of September 30, 2011, the Adviser had approximately $[ ] billion in assets under management.

The Adviser, in its capacity as investment adviser, handles the business affairs of the SA Funds and oversees the Sub-Adviser. The Adviser has received exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, is also permitted to appoint sub-advisers for the SA Funds and supervise and monitor the performance of each sub-adviser. The exemptive relief also permits the Adviser, subject to approval by the Board of Trustees, to terminate and replace sub-advisers or amend sub-advisory agreements without shareholder approval when the Adviser and the Board of Trustees believe such action will benefit a Fund and its shareholders. As of the date of this Prospectus, only SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund may rely on this exemptive relief. The other SA Funds may not rely on this exemptive relief and must obtain shareholder approval to take such actions.

In its capacity as administrator, the Adviser provides administrative services to the SA Funds.

Sub-Adviser

Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as the investment sub-adviser to the SA Funds. Since its organization in May 1981, the Sub-Adviser has provided investment management services to institutional investors and to other mutual funds. The Sub-Adviser presently serves as the investment adviser to four other investment companies – The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. as well as the investment sub-adviser to certain unaffiliated investment companies. As of September 30, 2011, the Sub-Adviser managed over $[ ] billion in assets firm-wide across the Sub-Adviser and its subsidiaries.

The Sub-Adviser also serves as investment adviser to the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), the Underlying Funds (in which the DFA Portfolio invests substantially all of its assets) and the U.S. Micro Cap Portfolio (in which SA U.S. Core Market Fund invests less than five percent (5%) of its assets).

Investment strategies for the SA Funds are set by the Investment Committee of the Sub-Adviser, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed primarily of certain officers and directors of the Sub-Adviser who are appointed annually. As of the date of this Prospectus, the Investment Committee has seven members. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

The Sub-Adviser also provides each Fund with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining the best execution of such transactions. The Sub-Adviser is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

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Dimensional Fund Advisors Ltd. (“DFAL”), 7 Down Street, London, W1J7AJ, United Kingdom, and DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia, are subsidiaries of and are controlled by the Sub-Adviser.

Pursuant to sub-advisory agreements with the Sub-Adviser, DFAL has the authority and responsibility to select brokers or dealers to execute securities transactions for the United Kingdom Series and Continental Series, two of the Underlying Funds of the SA International Small Company Fund. DFAL’s duties include the maintenance of a trading desk for each such Underlying Fund and the determination of the best and most efficient means of executing securities transactions.

Similarly, pursuant to sub-advisory agreements with the Sub-Adviser, DFA Australia has the authority and responsibility to select brokers or dealers to execute securities transactions for the Japanese Series and Asia Pacific Series, two of the Underlying Funds of the SA International Small Company Fund. DFA Australia’s duties include the maintenance of a trading desk for each such Underlying Fund and the determination of the best and most efficient means of executing securities transactions.

Dimensional has also entered into Consulting Services Agreements with DFAL and DFA Australia, respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia, respectively, provide certain trading and administrative services to the Sub-Adviser, which may include services to the SA International Value Fund, SA Emerging Markets Value Fund and SA Global Fixed Income Fund.

Portfolio Managers

In accordance with the team approach used to manage the SA Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of the Sub-Adviser. The portfolio managers and portfolio traders also make daily investment decisions regarding the SA Funds including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day-to-day management of each category of the SA Funds indicated.

Domestic Equity Funds (includes SA U.S. Core Market
Fund, SA U.S. Value Fund, SA U.S. Small Company	Stephen A. Clark
Fund and SA Real Estate Securities Fund)

International Equity Funds (includes SA International	Stephen A. Clark, Karen E.
Value Fund, SA International Small Company Fund	Umland, Joseph H. Chi and
and SA Emerging Markets Value Fund)	Jed S. Fogdall

Fixed Income Funds (includes SA U.S. Fixed Income	Stephen A. Clark and David
Fund and SA Global Fixed Income Fund)	A. Plecha

Mr. Clark is a Senior Portfolio Manager and Vice President of the Sub-Adviser and the chairman of the Investment Committee. Mr. Clark coordinates the efforts of all other portfolio managers, including those named above, with respect to all of the Funds. Mr. Clark received his MBA from the University of Chicago and his BS from Bradley University. Mr. Clark joined the Sub-Adviser in 2001 and has been responsible for the portfolio management group since January 2006.

Ms. Umland is a Senior Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Ms. Umland coordinates the efforts of all other portfolio managers only with respect to the International Equity Funds along with Messrs. Clark, Chi and Fogdall. She received her BA from Yale University in 1988 and her MBA from the University of California at Los Angeles in 1993. Ms. Umland joined the Sub-Adviser in 1993 and has been responsible for the international equity funds since 1998. Ms. Umland is a CFA charterholder.

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Mr. Chi is a Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Mr. Chi coordinates the efforts of all other portfolio managers only with respect to the International Equity Funds in equal capacity along with Messrs. Clark and Fogdall and Ms. Umland. Mr. Chi has a MBA and BS from the University of California at Los Angeles and also a JD from the University of Southern California. Mr. Chi joined the Sub-Adviser as a Portfolio Manager in 2005 and has been responsible for the international equity funds since 2010. Mr. Chi is a CFA charterholder.

Mr. Fogdall is a Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Mr. Fogdall coordinates the efforts of all other portfolio managers only with respect to the International Equity Funds along with Messrs. Clark and Chi and Ms. Umland. Mr. Fogdall has a MBA from the University of California at Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Sub-Adviser as a Portfolio Manager in 2004 and has been responsible for the international equity funds since 2010.

Mr. Plecha is a Senior Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Mr. Plecha coordinates the efforts of all other portfolio managers only with respect to the Fixed Income Funds. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been responsible for the fixed income funds since the end of 1991. Mr. Plecha is a CFA charterholder.

The SA Funds’ Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of SA Fund shares.

Management Fees

The following chart shows the aggregate annual investment management fees (including sub-advisory fees) that each Fund paid to the Adviser and the Sub-Adviser during the fiscal year ended June 30, 2011 pursuant to the Investment Advisory and Administrative Services Agreement between the Trust, on behalf of each Fund, and the Adviser (the “Agreement”), which was last amended on June 6, 2011, and the Investment Sub-Advisory Agreement among the Trust, on behalf of each Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), which was last amended on December 31, 2009. Please refer to “Fund Summary” for each Fund for more information about the fees payable to the Adviser and fee waivers and reimbursements.

	July 1, 2010	June 6, 2011
Investment Management Fee Paid	through	through
(expressed as percentage of average net assets)	June 5, 2011	June 30, 2011
SA U.S. Fixed Income Fund	0.40%	0.35%
SA Global Fixed Income Fund	0.70%	0.35%
SA U.S. Core Market Fund	0.70%	0.60%
SA U.S. Value Fund	0.75%	0.65%
SA U.S. Small Company Fund	1.00%	0.90%
SA International Value Fund	0.85%	0.85%
SA International Small Company Fund	0.65%	0.65%
SA Emerging Markets Value Fund	1.15%	1.15%
SA Real Estate Securities Fund	0.80%	0.70%

A discussion regarding the basis for the Board of Trustees’ approval of the Agreement and the Sub-Advisory Agreement is available in the SA Funds’ annual report for the period ended June 30, 2011.

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Expense Limitation

Pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Fee Waiver Agreement”), which was last amended on October 28, 2011, the Adviser has contractually agreed to waive the fees payable to it under the Agreement, and/or to reimburse the operating expenses allocated to a Fund to the extent the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below. Such waiver and/or reimbursement is calculated after taking into account any fees or expenses that have been voluntarily waived. The Fee Waiver Agreement with respect to the Funds will remain in effect until October 28, 2021, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

Fund Expense Limitation
SA U.S. Fixed Income Fund	0.65%
SA Global Fixed Income Fund	0.80%
SA U.S. Core Market Fund	1.00%
SA U.S. Value Fund	1.05%
SA U.S. Small Company Fund	1.20%
SA International Value Fund	1.35%
SA International Small Company Fund	1.10%
SA Emerging Markets Value Fund	1.45%
SA Real Estate Securities Fund	1.00%

Under the Agreement, the Adviser may elect to recapture any amounts waived or reimbursed subject to the following conditions: (1) reimbursement must be made within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the reimbursement, (3) reimbursement will be made if, and to the extent that, the Fund does not exceed its operating expense limitation after giving effect to the reimbursement and (4) the Adviser may not request or receive reimbursements for the reductions and waivers before payment of the relevant Fund’s operating expenses for the current year.

Distribution and Marketing Expenses Incurred by the Adviser

The Adviser may hold conferences, seminars and other educational and informational activities for advisors for the purpose of discussing the value and utility of the SA Funds and other investment products offered by the Adviser or its affiliates. The Adviser may pay for lodging, meals, travel and other similar expenses in connection with such activities. The Adviser also may pay expenses associated with joint marketing activities with advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the SA Funds. In limited cases the Adviser may make payments to advisors in connection with their solicitation or referral of investment business. In limited cases the Adviser may also make payments to broker-dealers for supervisory and marketing efforts in connection with their referral services. These may include payments for referral, ongoing services to certain investors and/or maintenance of certain investor accounts. The SA Funds, however, do not direct brokerage transactions to broker-dealers as compensation for the sale of SA Fund shares.

Such payments to advisors or broker-dealers are paid by the Adviser or its affiliates out of its own resources, and are not charged to the SA Funds. Such payments by the Adviser or its affiliates are made subject to any regulatory requirements. The Adviser is motivated to make the payments described above since they may promote the sale of the shares of the SA Funds and the retention of those investments by clients of these advisors or broker-dealers. To the extent these advisors or broker-dealers sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Adviser benefits from the incremental fees paid to it by the Fund with respect to those assets.

Payments made by the Adviser or its affiliates may create an incentive for advisors and broker-dealers to recommend or offer shares of the SA Funds to their clients rather than other funds or investment products. You should review your advisor’s or broker-dealer’s compensation disclosure and/or talk to them to obtain more information on how this compensation may have influenced recommendation of an SA Fund.

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Your Account

This section describes how to do business with the SA Funds and the services that are available to shareholders.

How to Reach the SA Funds

By telephone:	(800) 366-7266
Call for account information 8:00 a.m. to 5:00 p.m. Pacific time, Monday through Friday.

By mail:	SA Funds
3055 Olin Avenue
Suite 2000
San Jose, California 95128

Purchasing Shares

Only clients of independent advisors are eligible to purchase shares of the SA Funds. The minimum purchase amount is $100,000 across all of the SA Funds, or in the Adviser’s discretion, across all assets of the investor under administration with the independent advisor. There is no minimum for subsequent investments. The Adviser, in its sole discretion, may accept or reject any order for purchase of Fund shares.

If you are making an initial investment, you must submit a fully executed account application and funds for the purchase in the form of a check, electronic transfer or wire transfer.

You or your independent advisor should notify the Adviser of any proposed investment.

If you purchase shares through an omnibus account maintained by a securities firm or through another financial intermediary, the firm or intermediary may charge you an additional fee, which will reduce your investment accordingly.

Incomplete Purchase Requests

The SA Funds will attempt to notify you or your financial representative promptly if any information necessary to process your purchase is missing. Once the information is obtained, you will receive the next-determined net asset value per share (“NAV”).

Timing of Purchase Requests

All purchase requests received in proper form (as defined below) by the SA Funds’ transfer agent, or other authorized intermediary, before 4:00 p.m. Eastern Time on a business day of a Fund will be executed the same day at that day’s NAV. Orders received after 4:00 p.m. Eastern Time will be executed at the following business day’s NAV, which is calculated after the close of business on the NYSE, which normally occurs at 4:00 p.m. Eastern Time. Authorized intermediaries acting on a purchaser’s behalf are responsible for transmitting orders by the deadline. Each day a Fund calculates its NAV is a business day of that Fund.

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Redeeming Shares

You or your financial representative may redeem shares at any time by furnishing a redemption request to the Adviser in proper form. “In proper form” means that all required documents are completed, signed and received.

Incomplete Redemption Requests

The SA Funds will attempt to notify you or your financial representative promptly if any information necessary to process your redemption is missing. Once the information is obtained, you will receive the next-determined NAV.

Timing of Redemption Requests

All redemption requests received in proper form by the SA Funds’ transfer agent, or other authorized intermediary, before 4:00 p.m. Eastern Time on a business day of a Fund will be executed the same day, at that day’s NAV, which is calculated after the close of business on the NYSE. Requests received after 4:00 p.m. Eastern Time will be executed at the following business day’s NAV.

Wire Transactions

A fee of $10 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Redeeming Shares Recently Purchased

If you redeem shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 10 business days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot redeem those shares until your application has been processed.

Accounts with Low Balances

If the total value of your SA Funds account holdings falls below $10,000 as a result of redeeming or exchanging shares, the SA Funds may send you a notice asking you to bring the account back up to $10,000 or to close it out. If you do not take action within 60 days, the SA Funds may redeem your shares and mail the proceeds to you at the account holder’s address of record.

Exchanges

There is no fee to exchange shares among the SA Funds. However, because an exchange is treated as a redemption and a purchase, an investor could realize a taxable gain or loss on the transaction. The exchange privilege is not intended as a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the SA Funds or otherwise adversely affect the SA Funds, the exchange privilege may be terminated with respect to an investor without notice if a Fund determines that the investor’s use of the exchange privilege is excessive. Excessive use of the exchange privilege is defined as any pattern of exchanges among the SA Funds by an investor that evidences market timing.

You may also acquire shares of the SA Funds by exchanging shares of the SSgA Money Market Fund and may exchange your shares of the SA Funds for shares of the SSgA Money Market Fund, if such shares are offered in your state of residence. The SSgA Money Market Fund is a portfolio of the SSgA Funds. The SSgA Funds are an open-end management investment company with multiple portfolios advised by SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, and are not affiliated with the SA Funds or the SA Funds’ distributor. Prior to making such an exchange, you should carefully read the prospectus for the SSgA Money Market Fund. You can obtain a copy of the prospectus for the SSgA Money Market Fund through your financial representative or by calling the Adviser at (800) 366-7266. The exchange privilege is not an offering or recommendation on the part of the SA Funds or their distributor of an investment in the SSgA Money Market Fund.

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The SSgA Money Market Fund’s non-fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

An investment in the SSgA Money Market Fund is neither insured nor guaranteed by the U.S. government or by SSgA Funds Management, Inc. There is no assurance that the SSgA Money Market Fund will maintain a stable net asset value of $1.00 per share.

Frequent Trading – Market Timing

The SA Funds discourage frequent purchases and sales of the SA Funds’ shares. Frequent trading into and out of the SA Funds, including exchanges of shares among the SA Funds, can disrupt portfolio investment strategies, harm performance and increase expenses for all shareholders, including long-term shareholders who do not generate these costs. The SA Funds are designed for long-term investors, and are not intended for market timing or excessive trading activities. Market timing activities include purchases and sales of Fund shares in response to short-term market fluctuations. Certain Funds may be more susceptible to the risks of short-term trading than other Funds. The nature of the holdings of the SA International Value Fund, SA International Small Company Fund and the SA Emerging Markets Value Fund (together, "International Funds") may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Fund’s holdings (or in the case of the SA International Small Company Fund, the holdings in the Underlying Funds) and the reflection of those changes in the Fund’s NAV (called “arbitrage market timing”). Such delays may occur because an International Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Fund and/or the Underlying Funds calculate their NAVs. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time an International Fund calculates its NAV. The SA U.S. Small Company Fund may be subject to arbitrage market timing because the Fund has significant holdings in small capitalization securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Fund calculates its NAV due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of the Fund’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a NAV that does not reflect appropriate fair value prices.

The Board of Trustees has adopted procedures intended to discourage frequent purchases and redemptions of Fund shares. Pursuant to the SA Funds’ procedures, the Adviser monitors for market timers and has established criteria by which to identify potential market timers and to determine whether further action is warranted. The SA Funds may refuse or cancel purchase or exchange orders for any reason, without prior notice, particularly purchase orders that the SA Funds believe are made on behalf of market timers. The SA Funds and their agents reserve the right to reject any purchase or exchange request by any investor, financial institution or retirement plan indefinitely if a Fund or the Adviser believes that any combination of trading activity in the accounts is potentially disruptive to the Fund. It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s). Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group, and such trades may be rejected in whole or in part by the affected Fund(s). The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the SA Funds, and restricting access to a Fund by a particular investor. The SA Funds may impose further restrictions on trading activities by market timers in the future. There can be no assurances that the SA Funds will be able to eliminate all market timing activities.

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Additional Policies for Purchases, Redemptions and Exchanges
  The SA Funds reserve the right to reject any purchase order.

  At any time, the SA Funds may change any purchase, redemption or exchange procedures, and may suspend sale of shares.

  The SA Funds may delay sending your redemption proceeds for up to seven days, or longer if permitted by the SEC.

  In the interest of economy, the SA Funds do not issue share certificates.

  The SA Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may incur transaction costs to dispose of these securities.

  The SA Funds may authorize certain financial intermediaries to accept purchase, redemption and exchange orders from their customers on behalf of the SA Funds. Other intermediaries may also be designated to accept such orders, if approved by the SA Funds. Authorized intermediaries are responsible for transmitting orders on a timely basis. The SA Funds will be deemed to have received an order when the order is accepted in proper form by the SA Funds’ transfer agent or other authorized intermediary, and the order will be priced at the Fund’s next-determined NAV.
Portfolio Holdings Disclosure

The SA Funds’ portfolio holdings disclosure policy is described in the Statement of Additional Information.

Individual Retirement Accounts

You also may acquire shares of a Fund by contributing to an individual retirement account (“IRA”) made available by that Fund, if you qualify for ownership of an IRA. IRAs made available by the SA Funds may be subject to an annual fee. You can obtain more information regarding IRAs offered by the SA Funds through your financial representative or by calling the Adviser at (800) 366-7266.

Important Notice Regarding Delivery of Shareholder Documents

When the SA Funds send shareholders certain legal documents, such as this Prospectus, they may employ a technique commonly known as “householding,” in which a single copy of the relevant document is sent to all shareholders at a common address. (The SA Funds will not household personal information documents, such as account statements.) The Adviser considers this method of providing shareholders important information to be more efficient and cost-effective than sending multiple copies of the same document to a single address. If you agree, you do not need to take any action; the SA Funds will continue householding your documents for as long as you are a shareholder. However, if at any time you would like to request that the SA Funds not employ householding on your account(s), you may do so by calling (800) 366-7266. The SA Funds will provide you with an individual copy of each document you request within 30 days of receiving your request.

Identity Verification Procedures Notice

The USA PATRIOT Act of 2001 and U.S. federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Trust with information, such as your taxpayer identification number, that will assist the Trust in verifying your identity. Until such verification is made, the Trust will prohibit share purchases. In addition, the Trust may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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Pricing of Fund Shares

Each Fund’s NAV is calculated on each day the NYSE is open. In certain limited circumstances, as determined by the Trust’s Pricing Committee, each Fund may calculate its NAV on other days and accept purchases and redemptions on those days. Such “other days” may include days during which there is sufficient trading in a Fund’s portfolio securities that the Fund’s NAV might be materially affected and days during which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted due to emergency circumstances.

NAV per share is the value of a single share of a Fund. NAV is calculated with respect to each Fund by (1) taking the current market value of such Fund’s total assets, (2) subtracting such Fund’s liabilities and expenses and (3) dividing the result by the total number of outstanding shares of such Fund.

The SA Funds calculate NAV as of the close of regular business on the NYSE, normally 4:00 p.m. Eastern Time. If the NYSE closes early, the SA Funds accelerate calculation of NAV and corresponding transaction deadlines to that time. The price at which a purchase or sale of a Fund share is effected is based on the next calculation of the NAV after the order is received in proper form by the SA Funds’ transfer agent, or other authorized intermediary.

Market or fair values of the SA Funds’ portfolio securities are determined as follows:
  Domestic Equity securities listed on a national securities exchange or stock market for which market quotations are readily available: at the official closing price, if any, or the last reported sale price of the day (on the exchange or stock market where the security is primarily traded). In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices.

  Domestic equity securities traded on the over-the-counter (“OTC”) markets: in the absence of an official closing price, at the mean between the most recent quoted bid and asked prices. Other than with respect to OTC bulletin board securities, if the most recent bid and ask prices are not available, the prior day’s price will be used, or the security may be fair valued. With respect to OTC bulletin board securities, if only the most recent bid price is available, at such bid price or if only the most recent ask price is available, the security will be fair valued.

  Foreign equity securities: in the absence of an official closing price, at the most recent quoted bid price.

  Bond and other fixed income securities: based on prices provided by independent pricing services or other reliable sources, including brokers/dealers. Short-term investments purchased with an original or remaining maturity of 60 days or less: at amortized cost, which approximates market value.

  Shares of an investment company: at the investment company’s net asset value (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).

  Investments for which market quotations are not readily available, or for which available quotations do not appear to accurately reflect the current value of an investment: valued at fair value as determined in good faith by the Pricing Committee (or its designee) appointed by the Board of Trustees pursuant to procedures approved by the Board of Trustees. Fair value pricing is based on subjective judgments, and it is possible that such pricing may vary significantly from the price actually received on a sale. Any determinations of fair value made by the Pricing Committee are presented to the Board of Trustees for ratification.
Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The SA Funds value foreign securities at the latest market price in the foreign market immediately prior to the closing of the NYSE. If there is no such reported price, or if there is no trading volume, the most recent quoted bid price will be used. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Foreign securities may trade in their primary markets on weekends or other days when the SA Funds do not price their shares. Therefore, the value of the portfolio of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem shares.

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Occasionally, events that affect the value of portfolio securities may occur between the times at which they are determined and the closing of the NYSE. Such events may be company-specific, such as an earnings report, country- or region-specific, such as a war or natural disaster, or global in nature. If such events materially affect the value of portfolio securities, these securities may be fair valued as determined in good faith by the Pricing Committee. Fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the SA Funds’ NAV by short-term traders.

The valuation of each share of the U.S. Micro Cap Portfolio and the DFA Portfolio (the “DFA Funds”) is described in their respective prospectuses and statements of additional information. The net asset value per share of each DFA Fund is calculated after the close of the NYSE (normally, 4:00 p.m. Eastern Time) by dividing the total value of the investments and other assets of the DFA Fund less any liabilities and expenses, by the total outstanding shares of the stock of the respective DFA Fund. The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern Time.

Distributions and Taxes

Each Fund generally distributes to its shareholders substantially all of its net investment income and realized net gains on its investments. When a Fund earns dividends from stocks and/or interest from debt securities and distributes these earnings to its shareholders, the distribution is called a dividend distribution. A Fund realizes a capital gain when it sells securities for a higher price than it paid and has net capital gains (if any) when the gains it realizes on sales of securities exceed losses it realizes on sales of other securities; when these net gains are distributed to shareholders, it is called a capital gain distribution.

Each Fixed Income Fund distributes dividends, if any, quarterly.

Each Equity Fund distributes dividends, if any, annually.

Each Fund distributes net capital gains, if any, at least annually.

You will receive distributions from a Fund in additional shares of that Fund unless you elect to receive your distributions in cash. If you wish to receive distributions in cash, you may either indicate your request on your account application, or you or your financial representative may notify the Adviser by calling (800) 366-7266.

Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences are described below, but you should consult your tax advisor about your own particular situation.

Taxes on Distributions

Unless you hold Fund shares through an IRA or other tax-advantaged account, you will generally have to pay federal income tax on Fund distributions, regardless of whether you receive them in cash or reinvest them in additional Fund shares. Distributions that are derived from net capital gain (that is, the excess of net long-term capital gain, which is gain recognized on capital assets held for more than one year, over net short-term capital loss) generally will be taxed as long-term capital gains. Dividend distributions and distributions of the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net gains, if any, from certain foreign currency transactions generally will be taxed to you as ordinary income. The tax you pay on a given capital gain distribution generally depends on how long the Fund held the portfolio securities it sold; it does not depend on how long you held your Fund shares.

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A portion of the dividend distributions from some of the Equity Funds may constitute “qualified dividend income” (“QDI”) and thus be eligible for taxation, for individuals, as net capital gain (generally at a 15% tax rate or 0% at certain income levels), for taxable years beginning on or before December 31, 2012, regardless of how long you have held the Fund’s shares. Your eligibility for QDI taxation will, however, depend on your satisfying a holding period and certain other requirements. The Fixed Income Funds expect that their dividend distributions will be attributable primarily to ordinary income (interest) that is not QDI. The Equity Funds expect that their distributions will consist primarily of net capital gains. Maximum long-term capital gain income tax rates are scheduled to rise to 20% in 2013. Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax will be imposed on “net investment income,” including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

You are required to report all Fund distributions on your federal income tax return. Each year the Trust or your custodian will send you information detailing the amount of dividends (including distributions of net short-term capital gain), the part thereof that is QDI and the amount of net capital gain distributed to you for the previous year.

Taxes on Redemptions or Exchanges

If you redeem your shares of a Fund or exchange them for shares of another Fund, your taxable gain or loss will be computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a redemption) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price of your Fund shares and the price at which any distributions may have been reinvested, you should be sure to keep your account statements so that you or your tax preparer will be able to determine whether a redemption or exchange will result in a taxable gain or loss.

Other Considerations

If you buy shares of a Fund just before it makes a distribution, you will receive some of the purchase price back in the form of a taxable distribution.

By law, each Fund must withhold and remit to the U.S. Treasury 28% of distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you if you are an individual or certain other non-corporate taxpayer and you have not provided a complete, correct taxpayer identification number to the Trust, and 28% of distributions if you are otherwise subject to backup withholding.

Descriptions of Indices

Each index is unmanaged, and unlike the SA Funds, is not affected by cash flows or trading and other expenses. Total returns for the indices used in this Prospectus are not adjusted to reflect taxes, expenses or other fees that the SEC requires to be reflected in each Fund’s performance.

Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index is a subset of the Merrill-Lynch U.S. Government/Corporate Index and tracks the performance of investment-grade U.S. Government and corporate fixed income securities with a remaining term to final maturity of less than 3 years.

Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a comprehensive measure of the total return performance of the government bond markets of approximately 22 countries with maturities ranging from one to five years. It is hedged to the U.S. Dollar.

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Russell 1000 Value Index is comprised of companies with lower price-to-book ratios within the Russell 1000 Index. The Russell 1000 Index is a market capitalization weighted broad index of 1000 large capitalization U.S. companies.

Russell 2000 Index is a market capitalization weighted broad index of 2000 small capitalization U.S. companies.

Russell 3000 Index is a market capitalization weighted broad index of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MSCI World Ex. U.S. Value Index is composed of companies within the MSCI World Ex. U.S. Index having characteristics such as low market-to-book ratios.

MSCI World Ex. U.S. Small Cap Index is a market capitalization weighted index designed to measure equity performance in 22 global developed markets, excluding the U.S., and is composed of stocks categorized as small capitalization stocks.

MSCI Emerging Markets Value Index is a market capitalization weighted equity index comprised of companies within the MSCI Emerging Markets Index having value characteristics, such as low market-to-book ratios.

Dow Jones Select REIT Index is a float-adjusted market capitalization index designed to measure the performance of publicly traded real estate companies that have a minimum market capitalization of at least $200 million, at least 75% of total revenues derived from ownership and operation of real estate assets, and liquidity of company stock commensurate with that of other institutionally held real estate securities.

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Financial Highlights

The following financial highlight tables are intended to help shareholders understand each Fund’s, financial performance for the past five (5) years (or, with respect to the SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund, the periods of those Funds’ operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information presented in the tables has been audited by [   ], the SA Funds’ independent registered public accounting firm, whose report, along with the SA Funds’ financial statements, is included in the SA Funds’ annual report to shareholders, and is incorporated by reference into the Statement of Additional Information, which is available upon request. You may obtain the annual report without charge by calling (800) 366-7266.

[To Be Filed By Amendment]

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SA Funds – Investment Trust
LWI Financial Inc.

Privacy Policy

We greatly value our clients’ privacy*. You have entrusted us with both your financial assets and your private financial information, and we will work diligently to maintain that trust. We want you to know that:
  We do not sell your personal information to anyone.

  We will not disclose your personal information, except in accordance with this Privacy Policy.

  This Privacy Policy applies to all our prospective, current and former clients.
Statement of Privacy Policy

It shall be our policy to protect the confidentiality of your personal information. Personal information shall be disclosed only for the purposes of establishing or administering your accounts, or as listed below.

Procedures

1. Identification of our Clients

Pursuant to our Privacy Policy, we protect the personal information of individuals who obtain or have obtained financial products or services from us, as well as anyone who has a continuing relationship with us for the provision of financial products or services for personal use (“clients”).

2. Identification of Non-Public Personal Information

We collect your personal information from your advisory and custodian account applications, investment policy questionnaires and statements; account transactions and historical information; correspondence we may have with your or your advisors; and from your personal advisors, including your attorneys, accountants and tax advisors. Information that is not considered “your personal information” includes information about you available to the general public or by law (such as prospectuses and shareholder reports). Information deemed to be your personal information shall continue to be treated as non-public personal information under this Privacy Policy unless we reasonably believe it to be publicly available through no fault of ours or our employees.

3. Sharing Your Personal Information

In order to establish and administer accounts and to provide financial products or services to clients, we share your personal information with certain affiliated- and non-affiliated third parties. We may also share non-public personal information, under certain circumstances, with our employees or affiliates and third parties as necessary:
  To establish and administer your accounts;

  To process transactions for you;

  To maintain and service your accounts;

  To fulfill legal or regulatory obligations; and

  Otherwise as required or permitted by law.
____________________

* Our prospective, current and former clients are collectively referred to as “you” and “your”, and the financial information covered by this Privacy Policy is referred to as “your personal information.” SA Funds – Investment Trust and LWI Financial Inc., its administrator and investment advisor, are collectively referred to as “”we” “our” or “us.”

This Privacy Policy is not part of the Prospectus.

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We will not share non-public personal information with affiliates or third parties for marketing purposes.

4. Protection of Your Personal Information

We have implemented and will enforce physical, electronic and procedural safeguards in order to protect the confidentiality of your non-public personal information. Such safeguards shall include maintaining your files in a single physical or electronic area restricted from public access; requiring password protection for your personal information made available by us on the Internet; and providing training to employees regarding the proper use and protection of non-public personal information.

Prior to disclosure of your non-public personal information to any non-affiliated third party or consultant, the recipient of such information will be required to sign an agreement prohibiting use of the non-public personal information for any purpose other than that for which it is disclosed, and further prohibiting the recipient from disclosing it to any other parties. Affiliates with whom your personal information is shared must have policies and procedures in place similar to this Privacy Policy or sign agreements prohibiting them from using the non-public personal for any purpose other than as necessary, and further prohibiting them from disclosing non-public personal information they have received from us to other parties.

Access to non-public personal information by employees, contractors and consultants shall be limited to those persons whose job responsibilities require access to the information.

5. Privacy Notices

We shall provide this Privacy Policy to you upon establishing a relationship with us. We shall also provide a Privacy Notice to you annually and whenever there are material changes to this Privacy Policy. The Privacy Notice is included with the Prospectus of the SA Funds – Investment Trust which is sent or made available to you annually if you own shares of the Trust.

6. Opportunities to Opt Out

Applicable laws and regulations do not require that we provide clients the opportunity to opt out of any disclosure of non-public personal information, as stated in this Privacy Policy, to those persons whose job responsibilities require access to the information. In the event that we wish to disclose non-public personal information in a way that applicable laws would require an opportunity to opt out, we shall provide an amended Privacy Notice to you with the required opt-out provision before your non-public personal information is disclosed, and you will receive a reasonable opportunity to opt out of such disclosure.

This Privacy Policy is not part of the Prospectus.

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For More Information

More information about the SA Funds is available free upon request, including the following:

Annual and Semi-Annual Reports
Statement of Additional Information (SAI)

The SAI provides more details about the SA Funds, their policies and the SA Funds’ Trustees. A current SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference in, and therefore is legally a part of this Prospectus.

Additional information about the SA Funds’ investments is available in the SA Funds’ Annual and Semi-Annual Reports to shareholders. In the SA Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the SA Funds’ performance during their last fiscal year.

To make inquires to the SA Funds by telephone or by mail or to obtain copies of the SAI, Annual and Semi-Annual Reports or other information without charge:

By telephone
Call 1-800-366-7266

By mail
Write to:
SA Funds – Investment Trust
c/o LWI Financial Inc.
3055 Olin Avenue
Suite 2000
San Jose, California 95128

On the Internet
You may find more information about the SA Funds and obtain copies of the SA Funds’ SAI, Annual and Semi-Annual Reports on the Internet at http://www.sa-funds.net. Text-only versions of the SA Funds’ documents can be viewed online or downloaded from the SEC’s website at: http://www.sec.gov.

You can also obtain copies of the SA Funds’ documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

SA Funds–Investment Trust
SEC file number: 811-09195

SA FUNDS – Investment Trust
SA U.S. Fixed Income Fund (SAUFX)
SA Global Fixed Income Fund (SAXIX)
SA U.S. Core Market Fund (SAMKX)
SA U.S. Value Fund (SABTX)
SA U.S. Small Company Fund (SAUMX)
SA International Value Fund (SAHMX)
SA International Small Company Fund (SAISX)
SA Emerging Markets Value Fund (SAEMX)
SA Real Estate Securities Fund (SAREX)

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2011

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to each of the nine no-load mutual funds listed above (each a “Fund”), which are series of SA Funds - Investment Trust (the “Trust”). This SAI is not a prospectus and should be read only in conjunction with the Trust’s Prospectus dated October 28, 2011 (the “Prospectus”). The financial statements and financial highlights for the fiscal year ended June 30, 2011, including the independent registered public accounting firm’s report thereon, are included in the Trust’s Annual Report and are incorporated herein by reference. A copy of the Prospectus or Annual Report may be obtained by calling (800) 366-7266.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

HISTORY AND GENERAL INFORMATION

The Trust, a Delaware statutory trust, was organized on June 16, 1998.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust to offer separate portfolios of shares of beneficial interest and different classes of shares. The Trust currently offers shares of beneficial interest, all of one class, of the following nine separate portfolios (i.e., the Funds), each of which is a diversified mutual fund:

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Core Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

The investment adviser of each Fund is LWI Financial Inc. (the “Adviser”). Dimensional Fund Advisors LP, a Delaware limited partnership (“Dimensional”), serves as sub-adviser (“Sub-Adviser”) for each Fund.

Loring Ward Securities Inc. (the “Distributor”) is the distributor of shares of the Funds.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

The following section supplements the information contained in the Prospectus concerning the investments and investment techniques of the Funds. Each Fund’s investment objective (goal) is a non-fundamental policy and may be changed without the approval of the Fund’s shareholders. There can be no assurance that a Fund will achieve its investment objective (goal).

Borrowing. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. This borrowing may be unsecured. The Funds do not borrow for investment purposes. The 1940 Act requires the Funds to maintain continuous asset coverage of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities it owns.

Convertible Debentures. Each investment company series in which the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”) invests (each, an “Underlying Fund”), the SA International Value Fund, and the SA Emerging Markets Value Fund may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies. In addition, the SA U.S. Small Company Fund is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible debenture will generally be held for so long as the Sub-Adviser anticipates that such stock will provide the Fund with opportunities that are consistent with the Fund’s investment objective and policies. Investing in convertible debentures is not a principal investment strategy of the Underlying Funds, SA International Value Fund or SA Emerging Markets Value Fund. The Underlying Funds, SA International Value Fund and SA Emerging Markets Value Fund do not limit their investment in convertible debentures to any certain rating category.

Depositary Receipts. Each Fund (other than SA U.S. Fixed Income Fund and SA Global Fixed Income Fund) may purchase American Depositary Receipts (“ADRs”), which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. SA International Value Fund, the Underlying Funds, and SA Emerging Markets Value Fund may also purchase International Depositary Receipts (“IDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) and other types of depositary receipts or multi-listed securities. IDRs, EDRs, GDRs and NVDRs are similar to ADRs except that they are primarily traded in non-U.S. markets, and NVDRs are typically non-voting. Depositary Receipts are generally subject to the same risks as the foreign securities they evidence or into which they may be converted.

Exchange-Traded Funds. Each Fund may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company that generally has a principal investment strategy to track or replicate a desired index, such as a sector, market or global segment. ETFs are primarily passively managed and traded similar to a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its reference index. The risk of not correlating to the index is an additional risk to the investors of ETFs. When a Fund invests in an ETF, shareholders of the Fund indirectly bear their proportionate share of the ETF’s fees and expenses.

Foreign Currency Transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts in connection with the management of the foreign currency exposure of its portfolio. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter a Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy a foreign currency in exchange for the U.S. dollar or another foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with its investment objective and program. No Fund will enter into a forward contract, or maintain exposure to any such contract, if the amount of the foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a forward contract, a Fund may net offsetting positions.

At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or initiate a new forward contract.

If a Fund retains a portfolio security and engages in an offsetting forward contract transaction, the Fund will realize a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting forward contract transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase during that period, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealing in forward contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward contracts for different purposes and under different circumstances. Of course, no Fund is required to enter into forward contracts with regard to its foreign currency denominated securities or will do so unless deemed appropriate by the Sub-Adviser. It also should be noted that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The federal tax treatment of a Fund’s investments in forward contracts is discussed in the section entitled “Taxes – Taxation of other Fund Investments – Hedging Transactions.”

Foreign Securities. The SA Global Fixed Income Fund, SA International Small Company Fund, SA International Value Fund and SA Emerging Markets Value Fund may invest directly or indirectly in foreign securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Foreign markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

The Sub-Adviser endeavors to buy and sell foreign currencies on as favorable a basis as practicable; however, price spreads on currency exchange will be incurred each time currencies are sold or bought including when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would withhold portions of interest and dividends at the source or prevent a Fund from transferring cash out of the country. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to its shareholders by a Fund. The exchange rate between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Futures Contracts and Options on Futures Contracts. The Funds may enter into futures contracts and options on futures contracts only for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Initial margin requirements are established by the futures exchange, and brokers may establish margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, changes in the contract value could reduce the required margin, resulting in a repayment of excess margin to a Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn income on their margin deposits. Pursuant to published positions of the U.S. Securities and Exchange Commission (“SEC”), the Funds may be required to identify liquid assets, such as cash or liquid securities (or, as permitted under applicable regulations, enter into offsetting positions), in an account maintained with the Funds’ custodian in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin deposits. In such circumstances, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

A Fund may purchase and sell options on the same types of futures in which it may invest.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the option writer’s futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, a Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

Special Risks of Transactions in Options on Futures Contracts. The risks described above for futures contracts are substantially similar to the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume, or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers’ orders.

Additional Futures and Options Contracts. Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading may involve risks that differ from those involved in the futures and options described above.

Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets (determined at the time of acquisition) in securities that are illiquid. Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). If, after the time of acquisition, events cause a Fund to exceed this limit, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

A Fund may invest in commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). A Fund may also purchase securities that are not registered under the 1933 Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act (“Rule 144A securities”). Section 4(2) paper is restricted as to disposition under the U.S. federal securities laws and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. The Sub-Adviser will determine the liquidity of such investments by the relevant Fund(s) pursuant to guidelines established by the Trust’s Board of Trustees (the “Board of Trustees” or “Board”). It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that the interest of qualified institutional buyers in purchasing these securities declines for a period.

Investment Company Securities. Each Fund may invest in securities issued by other investment companies (including ETFs, as previously described). As a shareholder of another investment company, a Fund would indirectly bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund (other than the SA International Small Company Fund) currently intends to limit its investments in securities issued by other investment companies (excluding money market funds) so that, as determined immediately after a purchase of such securities is made (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash or U.S. government securities. Depending on the type of securities loaned, the Fund will receive initial collateral valued at 102%, 102.5% or 105% of the market value of the loaned securities. The value of the collateral will be monitored on a daily basis, and the borrower of the securities will be required to maintain the market value of the collateral at not less than a percentage (in the range of 100% to 105%, depending on the type of securities loaned) of the market value of the loan. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains a portion of the interest received on the investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will not generally pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to recall a loan at any time. The Fund does not have the right to vote securities while they are on loan, but the Sub-Adviser may, in its discretion, recall a loan in anticipation of important votes.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board of Trustees has appointed a securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list.

Money Market Instruments. Each Fund may invest from time to time in “money market instruments,” a term that includes, among other instruments, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Sub-Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

The Funds may also purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master notes only when the Sub-Adviser deems the investment to involve minimal credit risk.

Mortgage-Backed Securities. The SA U.S. Fixed Income Fund and the SA Global Fixed Income Fund may each invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Government National Mortgage Association (“Ginnie Mae”)) or may be issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), and described in greater detail below). There can be no assurance that the U.S. government will provide financial support to its agencies or instrumentalities where it is not obliged to do so. Mortgage-backed securities may also be issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities.

Mortgage-backed securities may have either fixed or adjustable interest rates. Mortgage-backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity causing a Fund to have to reinvest in securities with a lower yield, which in turn results in a decline to the Fund's income. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall sharply, resulting in a decline to the Fund's income.

Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Tax or regulatory changes may also adversely affect the mortgage securities market.

The U.S. Treasury Department has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”). In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury Department with additional authority to lend the GSEs emergency funds and to purchase their stock, as described below. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator, announced that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, the GSEs also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.

In addition, the problems faced by the GSEs resulting in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011 outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform the GSEs, addressing portfolio limits and guarantee fees, among other issues.

Based on quarterly loss figures, in August 2011 both GSEs requested additional support from the U.S. Treasury (Fannie Mae requested $2.8 billion and Freddie Mac requested $1.5 billion, net of dividend payments to the U.S. Treasury). Further, when a ratings agency down graded long-term U.S. government debt in August 2011, the agency also downgraded the GSEs’ bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that the GSEs have sufficient capital to meet their obligations is, however, unaffected by the downgrade.

Non-Domestic Bank Obligations. SA U.S. Fixed Income Fund and SA Global Fixed Income Fund may each invest in non-domestic bank obligations. The SA Global Fixed Income Fund may invest in Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks. The SA U.S. Fixed Income Fund and SA Global Fixed Income Fund may each invest in Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances, which are U.S. dollar denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Eurodollar and Yankee dollar obligations may also be subject to certain sovereign risks, including the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; changes in the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Real Estate Investments. SA Real Estate Securities Fund may invest in securities issued by real estate companies. Investments in these securities are subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities, and real estate financings. Those instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the issuer’s management skill and creditworthiness. Real estate-related instruments also may be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are dependent on management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause SA Real Estate Securities Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, that Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System or any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). The Sub-Adviser will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets segregated on the books of the Fund or the Fund’s custodian in an amount that is greater than the repurchase price. Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. government securities.

The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements will be held, as applicable, by the Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund will maintain cash, U.S. government securities or other liquid high-grade securities earmarked on the books of the Fund or the Fund’s custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Supranational Bank Obligations. SA U.S. Fixed Income Fund and SA Global Fixed Income Fund may invest in the obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each Fund may purchase obligations issued or guaranteed by the U.S. government or U.S. government agencies or instrumentalities. U.S. government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

U.S. government agency securities are issued or guaranteed by U.S. government agencies, or by instrumentalities of the U.S. government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Sallie Mae (also known as SLM Corp. and formerly the Student Loan Marketing Association), the Federal Home Loan Banks, and the Tennessee Valley Authority. Some U.S. government agency securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a possibility of default. U.S. government agency securities include U.S. Government agency mortgage-backed securities (see “Mortgage-Backed Securities” above). The market prices of U.S. government agency securities are not guaranteed by the U.S. government and generally fluctuate inversely with changing interest rates.

Variable and Floating Rate Instruments. Each Fund may invest in variable and floating rate instruments. Debt instruments may also be structured to have variable or floating interest rates. To the extent applicable, variable and floating rate obligations purchased by a Fund may have stated maturities in excess of its maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice. This demand feature is not required if the instrument is guaranteed by the U.S. government or an agency or instrumentality thereof. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if an instrument is subject to a demand feature, will continuously monitor the financial ability of the issuer or guarantor of such instrument to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund, absent a reliable trading market, will be subject to the Fund’s limitation on illiquid investments if the Fund may not demand payment of the principal amount within seven days.

Warrants and Rights. Each Fund may purchase warrants or rights and also may acquire warrants as a result of corporate actions involving holdings of other securities. Warrants and rights are privileges issued by corporations enabling the holders to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants and rights involve the risk that a Fund could lose the purchase price of such instruments if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants or rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). Each Fund may purchase securities on a when-issued or delayed delivery basis. When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (usually one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will earmark cash or liquid portfolio securities equal to the amount of the commitment. Normally, the Fund will earmark portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of the Fund’s net assets will fluctuate to a greater degree when it earmarks portfolio securities to cover such purchase commitments than when it earmarks cash.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain debt obligations, including the money market instruments in which the Funds may invest, are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings Ltd. (“Fitch”), Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations (each an “NRSRO”) represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates.

Except as otherwise provided in the Prospectus and this SAI, the Funds will only invest in fixed income securities rated at least “investment grade” at the time of purchase by at least one NRSRO. Investment grade debt securities are securities of medium to high quality that are rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or within one of the four highest ratings classes of another NRSRO or, if unrated, determined by the Sub-Adviser to be of comparable quality. A complete list of ratings of corporate bonds and commercial paper by S&P, Moody’s and Fitch is attached hereto as Appendix B.

Recent Market Events. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on each Fund.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act, has initiated a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Most of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of a Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators. The ultimate impact of the Dodd-Frank Act therefore is not yet certain.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the Commodity Futures Trading Commission (the “CFTC”) continue to review, and have proposed regulations on the use of futures by funds governed by the 1940 Act (in the case of the CFTC) and guidelines on the use of derivatives by 1940 Act funds (in the case of the SEC). It is not clear whether final guidelines for such use will be published, or when these rules will become final. The impact of new guidance and regulations is also not certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities or to predict the duration of these market events.

TAX MANAGEMENT STRATEGIES OF SA U.S. VALUE FUND, SA U.S. SMALL COMPANY FUND AND SA INTERNATIONAL VALUE FUND

The Sub-Adviser may attempt to minimize the impact of federal income tax on the shareholders of SA U.S. Value Fund, SA U.S. Small Company Fund and SA International Value Fund by managing these Funds’ portfolios in a manner that may defer the realization of net capital gains and minimize ordinary income where possible.

When selling the securities of a particular issuer on behalf of each of these Funds, the Sub-Adviser may select the highest cost basis shares of the issuer to minimize the realization of capital gains. In certain cases, the highest cost basis shares may produce a short-term capital gain. Because net short-term capital gains are taxed at higher rates than net long-term capital gains for individual taxpayers, the highest cost basis shares with a long-term holding period for tax purposes (more than one year) may be disposed of instead. The Sub-Adviser may also seek not to dispose of a security on behalf of any of these Funds until the long-term holding period has been satisfied. Additionally, the Sub-Adviser may, when consistent with all other tax management policies for a particular Fund, sell securities to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gain distributions. However, realization of capital gains is not entirely within the Sub-Adviser’s control. Capital gain distributions may vary considerably from year to year.

The timing of purchases and sales of securities may be managed to minimize dividends to the extent possible. These Funds may not be eligible to flow through “qualified dividend income” to their individual shareholders or the dividends-received deduction to their corporate shareholders with respect to certain dividends they receive if, because of timing activities, the requisite holding period for that income or deduction is not met. See “Taxes – Taxation of Fund Distributions.” Except with respect to the SA U.S. Value Fund, portfolio holdings may be managed to minimize high dividend-yielding securities and to emphasize low dividend-yielding securities.

These Funds are expected to deviate from their market capitalization weightings to a greater extent than the other Funds. For example, the Sub-Adviser may exclude the stock of a company that meets applicable market capitalization criteria in order to avoid dividend income, and the Sub-Adviser may sell the stock of a company that meets applicable market capitalization criteria to realize a capital loss. Additionally, while these Funds are managed so that securities will generally be held for longer than one year, they may dispose of any securities whenever the Sub-Adviser determines that such disposition would be in the best interests of their shareholders.

Although the Sub-Adviser may manage each of these Funds to attempt to minimize the realization of capital gains and taxable dividend distributions during a particular year, these Funds may nonetheless distribute taxable net gains and investment income to their shareholders from time to time. Furthermore, shareholders will be required to pay taxes on capital gains realized, if any, upon redemption of shares of any of these Funds.

INVESTMENT LIMITATIONS

Fundamental Limitations. Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI and in the Prospectus, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

1.	No Fund may invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States government or its agencies or instrumentalities are not considered to represent industries); except that (a) SA U.S. Fixed Income Fund shall invest more than 25% of its total assets in obligations of U.S. and foreign banks and bank holding companies in the circumstances described in the Prospectus under “Principal Investment Strategies;” and (b) SA Real Estate Securities Fund shall invest more than 25% of its total assets in securities of companies in the real estate industry.
2.	No Fund may with respect to 75% of the Fund’s assets, invest more than 5% of the Fund’s assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States government or its agencies or instrumentalities.
3.	No Fund may borrow money or issue senior securities (as defined in the 1940 Act), except that a Fund may borrow (i) amounts not exceeding 33 1/3% of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (ii) additional amounts for temporary or emergency purposes not exceeding 5% of its total assets.

4.	No Fund may pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).
5.	No Fund may make loans of securities to other persons in excess of 33 1/3% of a Fund’s total assets, provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly-distributed debt obligations.
6.	No Fund may underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.
7.	No Fund (except SA Real Estate Securities Fund) may purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.
8.	No Fund may purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures.
9.	No Fund may invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Fund’s Prospectus.

Non-Fundamental Limitations. Additional investment limitations adopted by each Fund, which may be changed by the Board of Trustees without shareholder approval, provide that a Fund may not:

1.	Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities, which cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;
2.	Make investments for the purpose of exercising control or management; or
3.	Invest in other investment companies except as permitted under the 1940 Act.

Below are additional non-fundamental policies adopted by the Funds:

     SA U.S. Fixed Income Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in U.S. issued fixed income securities.

     SA Global Fixed Income Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in fixed income securities.

     SA U.S. Core Market Fund and SA U.S. Value Fund must under normal circumstances invest at least 80% of their respective net assets (taken at market value at the time of purchase) in securities traded on a principal U.S. exchange or on the over-the-counter market in the United States.

     SA U.S. Small Company Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in the securities of small cap companies traded on a principal U.S. exchange or on the over-the-counter market in the United States.

     SA International Small Company Fund must under normal circumstances invest, through its investments in the DFA Portfolio, and indirectly, the Underlying Funds, at least 80% of its net assets (taken at market value at the time of purchase) in securities of small companies.

     SA Emerging Markets Value Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in emerging markets investments that are defined in the Prospectus as Approved Market Securities.

     SA Real Estate Securities Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in the securities of companies in the real estate industry.

None of the above fundamental or non-fundamental limitations is intended to prevent any Fund from investing all or substantially all of its investable assets in the shares of another registered, open-end investment company in a master-feeder relationship in accordance with the terms and conditions of the 1940 Act and the rules thereunder.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s assets will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

POLICIES ON DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Trust’s Board of Trustees have adopted Policies on Disclosure of Portfolio Holdings (“Disclosure Policies”), which are designed to protect the confidentiality of the Funds’ non-public portfolio holdings information and prevent inappropriate disclosure of such holdings. The Disclosure Policies are also designed to ensure disclosure of holdings information where necessary to the Trust's operation or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. The Board of Trustees may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond the restrictions imposed in the Disclosure Policies.

Individuals Empowered to Authorize Disclosure

The following officers of the Trust may authorize the disclosure of non-public information concerning the portfolio holdings of the Funds as further provided below: President, Vice President, Treasurer, Secretary, and Chief Compliance Officer (together, “Executive Officers”).

General Rule

No information concerning the portfolio holdings of the Funds may be disclosed to any third party except as provided below.

Exceptions

Disclosure to Service Providers

The Trust or the Adviser may disclose any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality imposed by law and/or contract. Such service providers may include, without limitation, the Funds’ Sub-Adviser, distributor, custodian, fund accountants, sub-administrator, securities lending agent, transfer agent, independent public accountants, attorneys, financial printer and each of their respective affiliates and advisors.

Publicly Available Information

The Adviser may publicly disclose all month-end portfolio holdings of the Funds after a 30-day delay. For example, the December 31st portfolio holdings may be publicly disclosed on January 30th. Any period of delay that ends on a weekend or other non-business day may be extended to the next following business day (but may not be accelerated to an earlier day).

The Trust provides portfolio holdings to Morningstar, Lipper and the Trust’s financial representatives (through a password-protected web site). These arrangements to provide information to these companies and financial representatives are in accordance with the minimum 30-day delay. The Trust, the Adviser, and the Adviser’s affiliates do not receive any compensation for providing this information.

Analytical Information

The Adviser may distribute the following information concerning each Fund’s month-end portfolio prior to the 30 day delay period for disclosure of portfolio holdings; provided that (a) at least 15 calendar days have elapsed since the month-end to which the information relates and (b) the information has been made publicly available via the Adviser’s website or otherwise (but not earlier than the 15 calendar day restriction).
  Top Ten Holdings. Top ten holdings and the total percentage of the Fund such aggregate holdings represent.
  Sector Holdings. Sector information and the total percentage of the Fund held in each sector.
  Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding. Examples of permitted data include total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.
Press Interviews, Broker Discussions, etc.

Officers or employees of the Adviser or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information previously has been publicly disclosed in accordance with the Disclosure Policies.

Confidentiality Agreement

The Disclosure Policies do not permit the non-public disclosure of portfolio holdings to individuals or entities that may request information regarding the Funds’ portfolio holdings earlier than the information becomes publicly available. However, the Trust’s Board of Trustees or the Trust’s Executive Officers may, on a case-by-case basis, determine to permit such non-public disclosure of portfolio holdings where necessary to the Trust's operation or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds, so long as the party has signed a written Confidentiality Agreement, which includes a prohibition to trade on the basis of such information. For purposes of the Disclosure Policies, any Confidentiality Agreement must be in form and substance acceptable to the Trust’s Chief Compliance Officer. Currently, no parties have been granted any exceptions to the Disclosure Policies. Consequently, no parties have signed any written Confidentiality Agreements.

Additional Restrictions

The Trust’s Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

Waivers of Restrictions

The Disclosure Policies may not be waived, and no exceptions may be made, without the prior consent of the Trust’s Chief Compliance Officer. All waivers and exceptions will be disclosed to the Trust’s Board of Trustees no later than its next regularly scheduled quarterly meeting.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, the Adviser, the Trust, or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with any subpoena that appears valid on its face.

MANAGEMENT OF THE TRUST

Board of the Trust

Board Composition and Leadership Structure. The Board is responsible for managing the business and affairs of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. During the fiscal year ended June 30, 2011, the Board held six meetings, and each Board member attended 100% of such meetings and of meetings of the committees on which he served during the periods that he served.

Currently, all three of the Trust's Board members are not “interested persons” of the Adviser, including its affiliates, the Sub-Adviser, or the Trust (“Independent Trustees”). The Independent Trustees interact directly with the senior management of the Adviser and the Sub-Adviser at scheduled meetings and at special meetings as appropriate. The Independent Trustees regularly discuss matters outside of the presence of management and are advised by its own experienced independent legal counsel. The Board’s independent legal counsel participates in Board meetings and interacts with the Adviser. Each Independent Trustee is also a member of the Audit Committee and the Governance and Nominating Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or the Board’s independent legal counsel matters or issues of concern to the Board. The Board and its committees have the ability to engage other experts as appropriate.

The Board has appointed Bryan W. Brown to act as Chairman of the Board. The Chairman’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for Board communications. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has determined that its leadership structure is appropriate in light of the services that the Adviser, the Adviser’s affiliates, and the Sub-Adviser provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board evaluates its performance on an annual basis.

Board's Oversight Role in Management. The Board's role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have the responsibility for the day-to-day management of the Funds, which includes the responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Adviser, Sub-Adviser and other service providers, the Trust's and the Adviser's Chief Compliance Officer and portfolio management personnel. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates and the Sub-Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser, the Sub-Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board's oversight role does not make the Board a guarantor of the Funds' investments or activities.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills. Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below.

			Number of
	Position(s) Held		Portfolios in	Other
Name,	with Trust and		Fund Complex	Trusteeships/
Address(1)	Length of Time	Principal Occupation(s)	Overseen by	Directorships
and Age	Served (2)	During Past 5 Years	Trustee	Held
Trustees:
Bryan W. Brown Age: 66	Trustee (since April 1999) Chairman (since December 2004)	Self-Employed Management Consultant (financial and technological systems) (since 1992); Chief Financial Officer, Bioexpertise, Inc. (physician’s web-based continuing education) (since 2003); Chief Financial Officer, PharmaGenias, Inc. (biotechnology and pharmaceutical clinical trial services) (2004-2008); Chief Financial Officer, DISK-IOPS (a patent licensing company in the life science industry) (since 2009).	9	Director/Officer, Friends of the California Air & Space Center (aviation museum) (since 1999).

Harold M. Shefrin Age: 63	Trustee (since April 1999)	Professor of Finance, Santa Clara University (since 1978).	9	Trustee, Litman Gregory Funds Trust (5 portfolios) (since February 2005).

Mark A. Schimbor Age: 65	Trustee (since July 2000)	Instructor in Advanced Corporate Finance, U.C. Berkeley International Diploma Program in Finance, and U.C. Berkeley Extension (since 1999); Self-Employed Management Consultant (leadership development) (since 2010); Senior Vice President, Lee Hecht Harrison (career consulting company) (2002-2009); Director, John Muir Health Foundation (1998-2007, Chairman (2005-2006).	9	Advisory Board Member, CompWest Insurance Company (since 2006).

(1)	The address of each Trustee is: LWI Financial Inc., 3055 Olin Ave., Suite 2000, San Jose, CA 95128.
(2)	Each Trustee serves for the lifetime of the Trust or until he dies, resigns, or is removed.

Each Board member has been a Trustee of the Trust for at least 11 years. Each Board member has considerable familiarity with the Trust and each Fund of the Trust, the Adviser, the Sub-Adviser, the other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his service as a Trustee of the Trust over a substantial period.

The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of Board effectiveness. However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Information about each Board member below describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses, which the Board believes has prepared them to be effective Board members.
  Bryan W. Brown – Mr. Brown is a self-employed management consultant for financial and technological systems since 1992. In addition to that role he has served as the Chief Financial Officer for various companies in the biotechnology, pharmaceutical and life science industries.
  Harold M. Shefrin – Mr. Shefrin has served as a Professor of Finance at Santa Clara University since 1978. He also serves on the Board of Trustees of another mutual fund company.
  Mark A. Schimbor – Mr. Schimbor is an instructor in advanced corporate finance at the University of California—Berkeley since 1999. From 2002 to 2009, he has also served as the Senior Vice President of Lee Hecht Harrison, a career consulting company. Mr. Schimbor has also served as a board member of an insurance company and a not-for-profit foundation.
Additional Information About the Board and its Committees

The Board has an Audit Committee consisting of all of the Independent Trustees. The Audit Committee operates pursuant to a written Audit Committee Charter. The principal functions of the Audit Committee are to: oversee the Trust’s accounting and financial reporting processes; oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; approve prior to appointment the Trust’s independent auditors, and in connection therewith, evaluate the independence of the independent auditors; review with the independent auditors the scope and results of the annual audit; and review the performance and approve all fees charged by the independent auditors for audit, audit-related and other professional services. The Audit Committee held three meetings during the fiscal year ended June 30, 2011.

The Board has a Governance and Nominating Committee consisting of all of the Independent Trustees. The Governance and Nominating Committee operates pursuant to a written Governance and Nominating Committee Charter. The principal functions of the Governance and Nominating Committee are to: annually evaluate the performance of the Board and its various committees; periodically review the composition, responsibilities and functions of the Board and each Board committee; recommend the selection and nomination of candidates for Independent Trustees, whether proposed to be appointed by the Board or to be elected by shareholders; nominate candidates for Chairman of the Board and for the various committees for selection by the Board; and review at least every two years the compensation paid to Independent Trustees. The Governance and Nominating Committee does not consider nominees recommended by the Funds’ shareholders. The Governance and Nominating Committee held one meeting during the fiscal year ended June 30, 2011.

COMPENSATION TABLE

For their services as Trustees, each Independent Trustee receives a $75,000 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings. The Chairman of the Board receives an additional $7,500 per year in compensation from the Trust. (Between January 1, 2010 and December 31, 2010, these amounts were $60,000 and $6,000, respectively.) Trustees who are “interested persons” of the Trust (of which there currently are none) and the executive officers of the Trust receive no compensation from the Trust for their respective services as trustees and officers. The following table summarizes the compensation paid by the Trust to each Independent Trustee in the fiscal year ended June 30, 2011.

Aggregate
	Compensation from	Pension or Retirement	Compensation from the
Name of Trustee	the Trust	Benefits	Fund Complex
Bryan W. Brown	$[ ]	None	$[ ]
Harold M. Shefrin	$[ ]	None	$[ ]
Mark A. Schimbor	$[ ]	None	$[ ]

TRUSTEE OWNERSHIP OF FUND SHARES

As of October 1, 2011, the Trustees and officers of the Trust, as a group, owned [less than 1%] of the outstanding shares of each of the Funds.

The tables below show the dollar range of shares of each Fund as well as the dollar range of shares of all of the Funds in the Trust beneficially owned by each Trustee as of December 31, 2010.

Dollar Range of Equity Securities in the Respective Funds

Name of	SA U.S. Fixed	SA Global Fixed	SA U.S. Core	SA U.S.	SA U.S. Small
Trustee	Income Fund	Income Fund	Market Fund	Value Fund	Company Fund
Bryan W. Brown	[None]	[$10,001 - $50,000]	[$10,001 - $50,000]	[$10,001 - $50,000]	[$10,001 - $50,000]
Harold M. Shefrin	[$50,001- $100,000]	[None]	[$10,001 - $50,000]	[$10,001 - $50,000]	[$1 - $10,000]
Mark A. Schimbor	[None]	[None]	[None]	[None]	[None]

		SA International	SA Emerging
	SA International	Small Company	Markets Value	SA Real Estate
Name of Trustee	Value Fund	Fund	Fund	Securities Fund
Bryan W. Brown	[$10,001 - $50,000]	[$10,001 - $50,000]	[$10,001 - $50,000]	[None]
Harold M. Shefrin	[$10,001 - $50,000]	[$1 - $10,000]	[None]	[None]
Mark A. Schimbor	[None]	[None]	[$10,001 - $50,000]	[$10,001 - $50,000]

Aggregate Dollar Range of Equity Securities
in the Trust and All Registered Investment
Companies in the Family of Investment
Name of Trustee	Companies Overseen by the Trustees
Bryan W. Brown	[Over $100,000]
Harold M. Shefrin	[Over $100,000]
Mark A. Schimbor	[$50,001-$100,000]

As of December 31, 2010, no Trustee or any of their immediate family members owned beneficially or of record any securities of, or had any direct or indirect material interest in, the Adviser, the Sub-Adviser, or the Distributor or any person controlling, controlled by or under common control with such persons.

Officers of the Trust

Position(s) Held
Name,	with Trust and
Address(1) and	Length of Time
Year of Birth	Served (2)	Principal Occupation(s) During Past 5 Years
Alexander B. Potts Year of Birth: 1967	President and Chief Executive Officer (since January 2009).	President and Chief Executive Officer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since January 2009); President and Chief Executive Officer, Werba Reinhard, Inc. (since 2008); Consultant, Werba Reinhard, Inc. (2007); Executive Vice President and Chief Operating Officer, LWI Financial Inc. (2006 - 2007); President and Chief Executive Officer, Loring Ward Securities Inc. (1999-2005).

Michael Clinton Year of Birth: 1966	Chief Financial and Accounting Officer and Treasurer (since March 2009).	Chief Financial Officer, Chief Operating Officer and Treasurer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since March 2009); Treasurer and Chief Financial Officer, Werba Reinhard, Inc. (since March 2009); Vice President of Fund Administration, Charles Schwab Investment Management (2004 - 2009).

Christopher D. Stanley Year of Birth: 1983	Vice President, Chief Legal Officer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer (since March 2011).	Chief Legal Officer, LWI Financial Inc. and Loring Ward Securities Inc. (since February 2011); Director of Compliance and Associate Anti-Money Laundering Compliance Officer, LWI Financial Inc. and Loring Ward Securities Inc. (November 2009 - February 2011).

Joni Clark Year of Birth: 1966	Vice President and Chief Investment Officer (since March 2010).	Executive Vice President and Chief Investment Officer, LWI Financial Inc. (since June 2010); Chief Investment Strategist, LWI Financial Inc. (2007 - June 2010); Investment Committee Member, LWI Financial Inc. (2003 - 2007); Senior Manager of Investment Services, Assante Global Advisors, Inc. and LWI Financial Inc. (2002 - 2007).

Marcy Tsagarakis Year of Birth: 1971	Secretary (since June 2006).	Director of Fund Administration, LWI Financial Inc. (since 2005); Vice President, LWI Financial Inc. and Loring Ward Securities Inc. (since 2007).

(1)	The address of each officer is: LWI Financial Inc., 3055 Olin Ave., Suite 2000, San Jose, CA 95128.
(2)	The Trust’s officers are appointed annually by the Board, and each officer serves until he or she dies, resigns or is removed.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each has adopted a code of ethics as required by applicable law, each of which is designed to prohibit affiliated persons of the Trust, the Adviser, the Sub-Adviser and/or the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit, subject to certain restrictions, the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. Each code of ethics, filed as exhibits to the registration statement, of which this SAI is a part, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Trust has adopted proxy voting policies and procedures that delegate to the Sub-Adviser the authority to vote proxies for the Funds, subject to the oversight of the Trustees.

The Sub-Adviser (Dimensional) has adopted certain Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) for voting proxies on behalf of clients. The Voting Guidelines are largely based on those developed by Risk Metrics Group, Inc., an independent third party service provider (“RMG”), except with respect to certain matters for which Dimensional has modified the standard RMG voting guidelines. A concise summary of the Voting Guidelines is provided in Appendix A to this SAI.

The Investment Committee at Dimensional is generally responsible for overseeing Dimensional’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Committee”) composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of its clients, including all authorized traders of Dimensional.

Dimensional votes (or refrains from voting) proxies in a manner consistent with the best interests of its clients as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of its clients in accordance with the Voting Policies and the Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of Dimensional’s clients, and the interests of Dimensional or its affiliates. If a Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of RMG), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the client. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a client in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the client, as applicable.

Dimensional will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the client would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of the client.

Dimensional votes (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of a client and which seeks to maximize the value of that client’s investments. In some cases, Dimensional may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the client’s investment and that it is in the client’s best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. Dimensional does not vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a client associated with voting. Dimensional determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of companies in a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional’s decision of whether or not to vote. In the event Dimensional is made aware of and believes an issue to be voted is likely to materially affect the economic value of a client, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, Dimensional will make every reasonable effort to vote such proxies.

Dimensional retained Institutional Shareholder Services, Inc., which was acquired by RMG, to provide certain services with respect to proxy voting. RMG provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of clients; and provides reports concerning the proxies voted. In addition, Dimensional may retain the services of supplemental third party proxy service providers to provide research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines. Although Dimensional may consider the recommendations of third party service providers on proxy issues, Dimensional remains ultimately responsible for all proxy voting decisions.

Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available on about August 31st (1) without charge, upon request, by calling the Funds at (800) 366-7266 and (2) on the SEC’s website at http://www.sec.gov.

With respect to voting by the SA International Small Company Fund of shares it holds in the DFA Portfolio, on any matter on which a vote of shareholders of the DFA Portfolio is sought and with respect to which the Fund is entitled to vote, the Trust will either seek instructions from the Fund’s shareholders with regard to the voting of all proxies with respect to shares of the DFA Portfolio and vote such proxies only in accordance with such instructions, or vote the shares of the DFA Portfolio held by the Fund in the same proportion as the vote of all other holders of shares of the DFA Portfolio. Each investor in the DFA Portfolio will be entitled to vote in proportion to its relative beneficial interest in the portfolio. Because there are other investors in the DFA Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all DFA Portfolio investors; indeed, if other investors hold a majority interest in the DFA Portfolio, they could have voting control of the DFA Portfolio.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 1, 2011, the following persons were known to the Funds to own, beneficially or of record, more than 5% of the outstanding shares of a Fund:

PERCENTAGE OF
FUND	NAME AND ADDRESS	RECORD OWNERSHIP
SA U.S. Fixed Income Fund	[Charles Schwab & Co., Inc. (1)]
SA Global Fixed Income Fund	[Charles Schwab & Co., Inc. (1)]
SA U.S. Core Market Fund	[Charles Schwab & Co., Inc. (1)]
SA U.S. Value Fund	[Charles Schwab & Co., Inc. (1)]
SA U.S. Small Company Fund	[Charles Schwab & Co., Inc. (1)]
SA International Value Fund	[Charles Schwab & Co., Inc. (1)]
SA International Small Company Fund	[Charles Schwab & Co., Inc. (1)]
SA Emerging Markets Value Fund	[Charles Schwab & Co., Inc. (1)]
SA Real Estate Securities Fund	[Charles Schwab & Co., Inc. (1)]

(1)	Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust has no employees. To conduct its day-to-day activities, the Trust has hired a number of service providers. Each service provider performs a specific function on behalf of the Trust, as described below.

INVESTMENT ADVISER AND SUB-ADVISER

The Trust, on behalf of each Fund, has entered into an Investment Advisory and Administrative Services Agreement (the “Agreement”) with the Adviser. The Adviser is an indirect, wholly-owned subsidiary of Werba Reinhard, Inc., a U.S. company based in San Jose, California. Werba Reinhard, Inc. is controlled by Eli Reinhard through his sole ownership interest in Arcadia Loring Ward, LLC and Mr. Reinhard’s role as the trustee of nine separate trusts administered for the benefit of Mr. Reinhard’s family, each of which has an ownership interest in Werba Reinhard, Inc.

The Agreement has an initial term of two years from its effective date with respect to a Fund and continues in effect with respect to such Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. The Agreement is terminable with respect to a Fund by a vote of the Board of Trustees, or with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser may also terminate its advisory relationship with respect to a Fund without penalty on 60 days’ written notice to the Trust, as applicable. The Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Adviser acts as investment manager to the Funds. The Adviser supervises and monitors the implementation of the Funds’ investment programs by the Sub-Adviser. For the advisory services provided, the table below indicates the annual fee rate the Adviser is entitled to receive from each Fund computed daily and payable monthly as a percentage of the average daily net assets of each Fund, pursuant to the Agreement, which was last amended on June 6, 2011.

Annual Fee Rate
Fund	(as a percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.25%
SA Global Fixed Income Fund	0.30%
SA U.S. Core Market Fund	0.55%
SA U.S. Value Fund	0.55%
SA U.S. Small Company Fund	0.55%
SA International Value Fund	0.65%
SA International Small Company Fund	0.65%
SA Emerging Markets Value Fund	0.65%
SA Real Estate Securities Fund	0.55%

The Adviser oversees the administration of the Trust’s business and affairs and provides certain services required for effective administration of the Trust. For the administrative services provided, the Adviser is entitled to a fee from each Fund computed daily and payable monthly at the annual rate of 0.10% of the average daily net assets of each Fund.

In addition to the fees for advisory and administrative services, the Trust pays the Adviser the fees of the Sub-Adviser. The Adviser in turn pays these fees to the Sub-Adviser.

The Adviser has contractually agreed, pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Fee Waiver Agreement”), which was last amended on October 28, 2011, to waive the fees payable to it under the Agreement and/or to reimburse the operating expenses allocated to a Fund to the extent the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below. Such waiver and/or reimbursement is calculated after taking into account any fees or expenses that have been voluntarily waived. The Fee Waiver Agreement will remain in effect until October 28, 2021, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

Expense Limitation
Fund	(as a percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.65%
SA Global Fixed Income Fund	0.80%
SA U.S. Core Market Fund	1.00%
SA U.S. Value Fund	1.05%
SA U.S. Small Company Fund	1.20%
SA International Value Fund	1.35%
SA International Small Company Fund	1.10%
SA Emerging Markets Value Fund	1.45%
SA Real Estate Securities Fund	1.00%

Under the Agreement, the Adviser may elect to recapture any amounts waived or reimbursed subject to the following conditions: (1) reimbursement must be made within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the reimbursement, (3) reimbursement will be made if, and to the extent that, the Fund does not exceed its operating expense limitation after giving effect to the reimbursement and (4) the Adviser may not request or receive reimbursements for the reductions and waivers before payment of the relevant Fund’s operating expenses for the current year.

The Adviser and the Trust have entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), with the Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the Sub-Adviser provides sub-advisory services to each Fund. Subject to supervision of the Adviser, the Sub-Adviser is responsible for the management of all assets of the Funds, including decisions regarding purchases and sales of portfolio securities by the Funds. The Sub-Adviser is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith.

Dimensional Holdings Inc. ("Dimensional Holdings") is the general partner of the Sub-Adviser, and directly and indirectly, owns all of the partnership interest of the Sub-Adviser. David G. Booth and Rex A. Sinquefield, directors and/or officers of Dimensional Holdings, and shareholders of more than 50% of Dimensional Holding’s outstanding stock, may be deemed controlling persons of the Sub-Adviser.

For the sub-advisory services it provides to each Fund (other than SA International Small Company Fund), Dimensional is entitled to a fee computed daily and payable monthly at an annual rate based on each Fund’s average daily net assets as set forth below. Because the Sub-Adviser receives administration fees from the DFA Portfolio in which SA International Small Company Fund invests and investment advisory fees from the DFA Portfolio’s Underlying Funds, Dimensional has agreed that it will not receive a sub-advisory fee for its services to SA International Small Company Fund. In addition, the Sub-Adviser will not receive any sub-advisory fee for its sub-advisory services to SA U.S. Core Market Fund with respect to the Fund’s assets invested in the U.S. Micro Cap Portfolio. For its management services, the Sub-Adviser receives an investment advisory fee from the U.S. Micro Cap Portfolio.

Annual Fee Rate
Fund	(as a percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.10%
SA Global Fixed Income Fund	0.05%
SA U.S. Core Market Fund	0.05%
SA U.S. Value Fund	0.10%
SA U.S. Small Company Fund	0.35%
SA International Value Fund	0.20%
SA Emerging Markets Value Fund	0.50%
SA Real Estate Securities Fund	0.15%

The Sub-Advisory Agreement has an initial term of two years from its effective date with respect to a Fund and continues in effect with respect to such Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. The Sub-Advisory Agreement is terminable by a vote of the Board of Trustees, or with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Sub-Adviser. The Adviser and the Sub-Adviser may also terminate the Sub-Advisory Agreement as to all Funds on not less than one year’s written notice to the Trust. The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Set forth below are the gross advisory and sub-advisory fees for the Funds and the advisory and sub-advisory fees waived or reimbursed for the periods indicated.

	Fiscal Year Ended June 30, 2011		Fiscal Year Ended June 30, 2010		Fiscal Year Ended June 30, 2009
Fund	Gross Advisory/ Sub- Advisory Fees	Advisory/ Sub- Advisory Fees Waived/ Reimbursed	Gross Advisory/ Sub- Advisory Fees	Advisory/ Sub- Advisory Fees Waived/ Reimbursed	Gross Advisory/ Sub- Advisory Fees	Advisory/ Sub- Advisory Fees Waived/ Reimbursed
SA U.S. Fixed Income			$776,928	$503,586	$590,293	$421,649
Fund
SA Global Fixed Income			$3,095,418	$1,403,642	$3,369,869	$1,509,522
Fund
SA U.S. Core Market			$2,412,633	$639,920	$2,432,725	$702,908
Fund
SA U.S. Value Fund			$1,878,246	$556,259	$1,595,901	$519,503
SA U.S. Small Company			$2,101,760	$774,384	$1,848,371	$760,572
Fund
SA International Value			$3,930,791	$0	$3,556,822	$0
Fund
SA International Small			$1,192,437	$153,408	$1,021,678	$185,664
Company Fund
SA Emerging Markets			$659,062	$378,982	$387,727	$332,353
Value Fund
SA Real Estate			$377,908	$318,162	$231,515	$294,575
Securities Fund

Set forth below are the fees paid to the Adviser, in its capacity as the administrator, for the periods indicated.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2011	June 30, 2010	June 30, 2009
SA U.S. Fixed Income Fund		$194,232	$147,573
SA Global Fixed Income Fund		$442,203	$481,410
SA U.S. Core Market Fund		$346,543	$349,429
SA U.S. Value Fund		$250,433	$212,787
SA U.S. Small Company Fund		$210,176	$184,837
SA International Value Fund		$462,446	$418,450
SA International Small Company Fund		$183,452	$157,181
SA Emerging Markets Value Fund		$57,310	$33,716
SA Real Estate Securities Fund		$47,239	$28,939

The Adviser and the Trust have received exemptive relief from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees of the Trust, is permitted to appoint sub-advisers for the Funds and supervise and monitor the performance of each sub-adviser. The exemptive relief also permits the Adviser, subject to approval by the Board, to terminate and replace sub-advisers or amend sub-advisory agreements without shareholder approval when the Adviser and the Trustees believe such action will benefit a Fund and its shareholders. As of the date of this SAI, only SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund may rely on this exemptive relief. The other Funds may not rely on this exemptive relief and must obtain shareholder approval to take such actions.

The following individuals are affiliated persons of the Trust and of the Adviser: Alexander B. Potts, Michael Clinton, Christopher D. Stanley, Joni Clark and Marcy Tsagarakis. The capacities in which each such individual is affiliated with the Trust and the Adviser is set forth above under “Trustees and Officers.”

The Adviser may, from time to time, pay certain financial intermediaries an administrative and service fee for services provided by these financial intermediaries in connection with educating and servicing investors who purchase shares of the Funds. Shareholders who purchase or redeem shares of the Funds through an account at a securities firm or other financial intermediaries may be charged transaction fees by that financial intermediary. Under certain circumstances, the Adviser rather than the shareholder, may pay the financial intermediary such transaction fees. The Adviser will make such payments out of its own resources and without additional cost to the Funds or their shareholders.

DISTRIBUTOR

Loring Ward Securities Inc. acts as the distributor for the Trust and has entered into a “best efforts” distribution agreement with the Trust, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor’s principal office is located at 3055 Olin Avenue, Suite 2000, San Jose, California 95128. The Distributor is an affiliate of the Adviser. The Distributor receives no compensation from the Funds for distribution of the Funds’ shares.

Alexander B. Potts, Michael Clinton, Christopher D. Stanley, Joni Clark and Marcy Tsagarakis are affiliated persons of the Trust and of the Distributor.

SHAREHOLDER SERVICING AGENT

Under a Shareholder Servicing Agreement with the Trust, the Adviser acts as a Shareholder Servicing Agent and performs various services for the Funds, including establishing a toll-free telephone number for shareholders of each Fund to use to obtain up-to-date account information; making available to shareholders quarterly and other reports with respect to the performance of each Fund; and providing shareholders with such information regarding the operations and affairs of each Fund, and their investment in its shares, as the shareholders or the Board of Trustees may reasonably request. For these services, the Adviser is paid a service fee that is calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets of each Fund. The reports and other information mentioned above are available to shareholders and may be obtained by calling (800) 366-7266.

The table below sets forth the fees paid to the Shareholder Servicing Agent for the periods indicated.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2011	June 30, 2010	June 30, 2009
SA U.S. Fixed Income Fund		$485,580	$368,934
SA Global Fixed Income Fund		$1,105,507	$1,203,524
SA U.S. Core Market Fund		$866,358	$873,573
SA U.S. Value Fund		$626,082	$531,967
SA U.S. Small Company Fund		$525,440	$462,093
SA International Value Fund		$1,156,115	$1,046,124
SA International Small Company Fund		$458,630	$392,953
SA Emerging Markets Value Fund		$143,274	$84,289
SA Real Estate Securities Fund		$118,096	$72,349

SUB-ADMINISTRATOR

State Street Bank and Trust Company (“State Street”), whose principal business address is 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as the sub-administrator for the Trust, pursuant to a sub-administration agreement, as amended (the “Sub-Administration Agreement”), with the Adviser and the Trust.

Under the Sub-Administration Agreement, State Street has agreed to oversee the computation of each Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. For providing these services, State Street receives a fee which is calculated daily and paid monthly at an annual rate based on the average daily net assets of the Funds as follows: 0.02% on the first $1.5 billion of net assets and 0.0175% on net assets over $1.5 billion. There is a minimum annual charge of $68,700 per Fund. Fees are calculated for the fund complex and then allocated to the Funds based upon each Fund’s total net assets, which may cause a Fund to pay less than the minimum annual charge.

The table below sets forth the fees paid by the Trust to State Street, in its capacity as the sub-administrator, for the periods indicated.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2011	June 30, 2010	June 30, 2009
SA U.S. Fixed Income Fund		$57,724	$54,581
SA Global Fixed Income Fund		$125,418	$156,043
SA U.S. Core Market Fund		$102,524	$111,244
SA U.S. Value Fund		$76,426	$69,201
SA U.S. Small Company Fund		$64,593	$60,796
SA International Value Fund		$139,192	$130,393
SA International Small Company Fund		$54,752	$49,528
SA Emerging Markets Value Fund		$21,556	$15,420
SA Real Estate Securities Fund		$18,114	$14,124

CUSTODIAN

State Street, John Adams Building, 1776 Heritage Drive, North Quincy, MA 02171 is the custodian of each Fund’s assets pursuant to a custodian agreement (the “Custody Contract”) with the Trust. State Street is also the custodian with respect to the custody of foreign securities held by the Funds. Under the Custody Contract, State Street (i) holds and transfers portfolio securities of each Fund, (ii) accepts receipts and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on each Fund’s securities and (iv) makes periodic reports to the Board of Trustees concerning the Funds’ operations.

TRANSFER AND DIVIDEND-DISBURSING AGENT

The Trust has hired State Street to serve as the transfer and dividend-disbursing agent for the Funds. State Street has in turn delegated the performance of these services to Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169.

COUNSEL

The law firm of K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], [ ], San Francisco, California 94111, serves as the independent registered public accounting firm for the Trust, providing audit and accounting services including examination of each Fund’s annual financial statements, assistance and consultation with respect to the preparation of filings with the SEC, and review of income tax returns and excise tax returns (if any).

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional. The portfolio managers and portfolio traders also make daily investment decisions regarding the Funds including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day-to-day management of each category of Funds indicated.

Domestic equity funds (includes SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund and SA Real Estate Securities Fund)	Stephen A. Clark

International equity funds (includes SA International Value Fund, SA International Small Company Fund and SA Emerging Markets Value Fund)	Stephen A. Clark, Karen E. Umland, Joseph H. Chi and Jed S. Fogdall

Fixed income funds (includes SA U.S. Fixed Income Fund and SA Global Fixed Income Fund)	Stephen A. Clark and David A. Plecha

Investments in Each Portfolio

As of June 30, 2011, Stephen A. Clark, Karen E. Umland Joseph H. Chi, Jed S. Fogdall and David A. Plecha and his or her immediate family did not own shares of any Fund.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Funds or other accounts that the portfolio managers manage or on the value of assets held in the Funds’ portfolios. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation, as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

Semi-Annual Bonus. Each portfolio manager may receive a bonus that is based on the factors described above. The bonus is paid two times per year.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers are given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on the overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Managed Accounts

In addition to the Funds, each portfolio manager manages (1) other U.S. registered investment companies advised or sub-advised by Dimensional, (2) other pooled investment vehicles that are not U.S. registered mutual funds and (3) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Number of Accounts Managed and Total
Name of Portfolio Manager	Assets by Category as of June 30, 2011
Stephen A. Clark
95 U.S. registered mutual funds with approximately $159,449,231,002 million in total assets under management.

25 unregistered pooled investment vehicles with approximately $28,048,656,125 million in total assets under management. Out of these unregistered pooled investment vehicles, 1 investor in an unregistered pooled investment vehicle with total assets of approximately $207,826,052 million pays a performance-based advisory fee.

72 other accounts with approximately $13,594,910,478 million in total assets under management. Out of these other accounts, 3 clients in separately managed accounts with total assets of approximately $517,957,585 million pay a performance-based advisory fee.

Karen E. Umland
37 U.S. registered mutual funds with approximately $70,273,360,369 million in total assets under management.

6 unregistered pooled investment vehicles with approximately $1,713,671,156 million in total assets under management.

27 other accounts with approximately $9,796,032,418 million in total assets under management. Out of these other accounts, 3 clients in separately managed accounts with total assets of approximately $517,957,585 million pay a performance-based advisory fee.

Number of Accounts Managed and Total
Name of Portfolio Manager	Assets by Category as of June 30, 2011
Joseph H. Chi
37 U.S. registered mutual funds with approximately $70,273,360,369 million in total assets under management.

6 unregistered pooled investment vehicles with approximately $1,713,671,156 million in total assets under management.

27 other accounts with approximately $9,796,032,418 million in total assets under management. Out of these other accounts, 3 clients in separately managed accounts with total assets of approximately $517,957,585 million pay a performance-based advisory fee.

Jed S. Fogdall
37 U.S. registered mutual funds with approximately $70,273,360,369 million in total assets under management.

6 unregistered pooled investment vehicles with approximately $1,713,671,156 million in total assets under management.

27 other accounts with approximately $9,796,032,418 million in total assets under management. Out of these other accounts, 3 clients in separately managed accounts with total assets of approximately $517,957,585 million pay a performance-based advisory fee.

David A. Plecha
20 U.S. registered mutual funds with $27,833,611,135 million in total assets under management.

12 unregistered pooled investment vehicles with approximately $19,934,031,281 million in total assets under management.

4 other accounts with approximately $18,994,391 million in total assets under management.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Fund and other accounts. Other accounts include registered mutual funds (other than the Funds covered by this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to a Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Fund. Actual or apparent conflicts of interest include:

Time Management. The management of multiple Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

Investment Opportunities. It is possible that at times identical securities will be held by more than one Fund and/or Account. However, positions in the same security may vary, and the length of time that any Fund or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or Account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Funds and Accounts.

Broker Selection. With respect to securities transactions for the Funds, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous transactions for a Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to the Funds and Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise because he or she may have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Funds and other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Subject to the general supervision of the Board, the Sub-Adviser makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Funds.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

Over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Sub-Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from and sold to dealers includes a dealer’s mark-up or markdown.

The Sub-Adviser will place portfolio transactions with a view to receiving the best price and execution.

Transactions may be placed with brokers who provide the Sub-Adviser with investment research, such as reports concerning individual issuers, industries and general economic and financial trends, and other research services. The Sub-Advisory Agreement permits the Sub-Adviser to cause the Funds to pay a broker or dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker or dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Funds.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Adviser and does not reduce the sub-advisory fees payable to the Sub-Adviser. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Sub-Adviser exercises investment discretion. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Investment decisions for each Fund and for other investment accounts managed by the Sub-Adviser are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Portfolio securities will not be purchased from or sold to the Adviser, the Sub-Adviser, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive orders or by applicable law. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Adviser, Sub-Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust’s Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.

The table below sets forth the aggregate dollar amount of brokerage commissions paid by the Funds for the periods indicated:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2011	June 30, 2010	June 30, 2009
SA U.S. Fixed Income Fund	$0	$0	$0
SA Global Fixed Income Fund	$0	$0	$0
SA U.S. Core Market Fund	$29,960	$35,220	$76,929
SA U.S. Value Fund	$78,791	$80,196	$132,056
SA U.S. Small Company Fund	$83,845	$63,760	$109,362
SA International Value Fund	$140,156	$105,166	$125,115
SA International Small Company Fund	$0	$0	$0
SA Emerging Markets Value Fund	$15,302	$28,239	$18,209
SA Real Estate Securities Fund	$9,882	$6,804	$11,637

The substantial increases or decreases in the amount of brokerage commissions paid by certain Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by those Funds.

The Trust is required to identify the amount of transactions and related commissions for any brokerage transaction directed to a broker for research services during the last fiscal year. For the fiscal year ending June 30, 2011, the Trust had $441,625,524 in brokerage transactions directed to brokers for research services with $36,893 in related commissions.

The Trust is required to identify the securities of its or its parent companies’ regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2011, the Trust held securities of the following regular brokers or dealers.

As of June 30, 2011
SA U.S. Core Market Fund
$[ ]

SA U.S. Small Company Fund
$[ ]

SA International Value Fund
$[ ]
$[ ]
$[ ]

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted:

	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2011	June 30, 2010
SA U.S. Fixed Income Fund		104%
SA Global Fixed Income Fund		29%
SA U.S. Core Market Fund		6%
SA U.S. Value Fund		28%
SA U.S. Small Company Fund		13%
SA International Value Fund		20%
SA International Small Company Fund		N/A
SA Emerging Markets Value Fund		25%
SA Real Estate Securities Fund		3%

INFORMATION CONCERNING SHARES

The Trust is a Delaware statutory trust. Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Currently, the Trust’s Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust, representing interests in nine separate series, each of which is a Fund.

In the event of a liquidation or dissolution of the Trust, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Funds, of any general assets not belonging to any particular Fund that are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of a plurality of the Trust’s outstanding shares may elect all of the Trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Trust.

Shareholder meetings to elect Trustees will not be held unless and until such time as determined by the Trust or required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION INFORMATION

Purchases and redemptions are discussed in the Funds’ Prospectus, and such information is incorporated herein by reference.

The Funds will be open on days that the New York Stock Exchange (“NYSE”) is open and will generally be closed on days the NYSE is closed. As of the date of this SAI, the NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase and redemption requests will not be processed on days the Funds are closed.

Retirement Plans. Shares of any Fund may be purchased in connection with various types of tax-advantaged retirement plans, including individual retirement accounts (“IRAs”), Roth IRAs, 401(k) plans, deferred compensation plans for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs (SEP-IRAs). An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. An annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder’s account.

In-Kind Purchases. Payment for shares may, in the discretion of the Sub-Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment, please contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Funds; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. The Fund must also receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it and (ii) the securities are in proper form for transfer to the Fund.

Redemption In-Kind. Redemption proceeds are normally paid in cash; however, each Fund reserves the right to pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash. Redemption in-kind will be made in conformity with applicable rules of the SEC taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Board of Trustees determines to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class’ net asset value during any 90-day period. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash.

Other Redemption Information. The Funds reserve the right to suspend or postpone redemptions during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders, or (iv) an emergency exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Funds may involuntarily redeem an investor’s shares if the total net asset value of such investor’s holding in the Funds is less than $10,000, provided that involuntary redemptions will not result from fluctuations in the value of an investor’s shares. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 60 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $10,000 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Abandoned Property. It is the responsibility of the shareholder to ensure that the Trust maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Trust. If the Trust is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. The Trust is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

TAXES

The following section summarizes certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities as of the date of this SAI, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences thereof arising under the laws of any state, locality, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

Each Fund (which is treated as a separate corporation for federal tax purposes) intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”). As such, a Fund will not be subject to federal income tax on its net investment income and realized net capital gains that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income, (if any) -- consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deductions for dividends paid -- for the taxable year (“Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during a taxable year or, under specified circumstances, within twelve months after the close of a taxable year will satisfy the Distribution Requirement for that year.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or those currencies, and (b) net income from interests in "qualified publicly traded partnerships" ("QPTP") (“Income Requirement”).

Moreover, at the close of each quarter of its taxable year, (1) at least 50% of the value of a Fund’s assets must consist of cash and cash items, government securities, securities of other RICs, and securities of other issuers limited, in respect of any one issuer, to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer (equity securities of QPTPs are considered voting securities for these purposes), and (2) no more than 25% of the value of a Fund’s total assets may be invested in (a) the securities (other than government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs ("Diversification Requirements"). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") other than a partnership at least 90% of the gross income of which satisfies the Income Requirement.

If, for any taxable year, any Fund did not qualify for treatment as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders. In that event, all distributions, including distributions of net capital gain (as defined below), would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (except that, for individual shareholders, the part thereof that is “qualified dividend income,” see below, would be subject to federal income tax at the rate for net capital gain – generally at a 15% tax rate or 0% at certain income levels, for taxable years beginning on or before December 31, 2012); those distributions also would be eligible for the dividends-received deduction for corporate shareholders under certain circumstances.

Although each Fund expects to continue to qualify for treatment as a RIC and thereby be relieved of all or substantially all federal income tax, a Fund may be subject to the tax laws of states or localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax (“Excise Tax”). To prevent imposition of the Excise Tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. Each Fund intends to make its distributions in accordance with this requirement so as to avoid liability for the Excise tax.

TAXATION OF FUND DISTRIBUTIONS

Each Fund may designate distributions of investment income it derives from dividends of most U.S. corporations (excluding, in general, most dividends from REITs) and some foreign corporations as qualified dividend income, provided that certain holding period and other requirements are met by the Fund. Fund dividends designated as qualified dividend income will be taxed in the hands of individuals at the rates applicable to net capital gain (a maximum of 15%, except as noted above), provided the shareholder meets the same holding period and other requirements with respect to the shares on which the Fund dividends were paid.

In the case of corporate shareholders, Fund distributions for any taxable year generally will qualify for the dividends-received deduction to the extent of the amount of dividends the Fund received from domestic corporations for the year and if certain holding period requirements are met.

Distributions of (1) interest income a Fund earns from investments in debt securities and (2) any net short-term capital gain will be taxable to its shareholders as ordinary income and will not be eligible for the maximum rate applicable to qualified dividend income or the dividends-received deduction available to corporations.

Each Fund intends to distribute to its shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such a distribution is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, subject to a maximum federal income tax rate of 15% (except as noted above), regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Capital gain distributions are not eligible for the dividends-received deduction.

A distribution will be treated as paid (and received by shareholders) on December 31 if it is declared by a Fund in October, November, or December with a record date in such a month and paid by the Fund during the following January.

Shareholders of a Fund will be advised annually on Forms 1099 as to the federal income tax character of distributions the Fund made. After calendar year-end, however, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in SA Real Estate Securities Fund’s also having to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in that Fund’s Forms 1099. Although those forms generally will be distributed in February of each year, that Fund may, in one or more years, request from the Internal Revenue Service (“Service”) an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).

Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). For Fund taxable years beginning before January 1, 2012, two categories of dividends, however, "interest-related dividends" and "short-term capital gain dividends," if properly designated by a Fund, were exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount ("OID"), interest on obligations "in registered form," and interest on deposits, less allocable deductions). "Short-term capital gain dividends" are dividends that are attributable to net short-term capital gain, computed with certain adjustments.

TAXATION OF DISPOSITION OF SHARES

On a redemption or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending on the shareholder’s holding period for the shares. Any loss realized on a redemption or exchange will be disallowed to the extent the shares that are disposed of are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis in the shares acquired will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain with respect to those shares.

Pursuant to legislation passed by the U.S. Congress in 2008, a Fund shareholder who wants to use the average cost method for determining basis with respect to his or her Fund shares acquired after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect the average cost method, the basis determination will be made in accordance with the Fund’s default method, which might be a method other than average cost. If, however, a Fund’s default method is the average cost method and a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so in writing. The cost basis method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

That legislation also requires each Fund (or its administrative agent) annually to report to the Service and furnish to its shareholders the cost basis information for Covered Shares. In addition to the current requirement to report the gross proceeds from the sale of Fund shares, each Fund also will be required to report the cost basis information for Covered Shares and indicate whether they had a short-term or long-term holding period. Fund shareholders should consult with their tax advisors to determine the best Service-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.

TAXATION OF FOREIGN INVESTMENTS

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

In the cases of SA Global Fixed Income Fund, SA International Value Fund, SA Emerging Markets Value Fund and SA International Small Company Fund (each, an “International Fund”), if more than 50% of the value of its total assets (in the last Fund’s case, indirectly through its share of the DFA Portfolio’s indirect investments in the Underlying Funds’ assets) at the close of any taxable year consists of stock or securities of foreign corporations, it will be eligible to, and may, file an election with the Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it directly or indirectly (through the DFA Portfolio and the Underlying Funds) pays. Pursuant to the election, an International Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the International Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If an International Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes and foreign-source income it directly or indirectly paid and earned, respectively. SA International Value Fund and SA Emerging Markets Value Fund have, in prior years, filed this election with the Service.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes an International Fund directly or indirectly paid if the shareholder has not held Fund shares for at least 16 days during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless International Fund dividends paid to it are effectively connected with a U.S. trade or business.

An International Fund may invest in shares of passive foreign investment companies (“PFICs”) either directly or, in the case of SA International Small Company Fund, indirectly (through the DFA Portfolio and the Underlying Funds). In general, a foreign corporation (other than a “controlled foreign corporation”) is a PFIC if at least one-half of its assets produce or are held for the production of passive income or 75% or more of its gross income for the taxable year is passive. Under certain circumstances, an International Fund will be subject to federal income tax on a portion of any “excess distribution” it receives, directly or indirectly, on the stock of a PFIC or of any gain on its direct or indirect disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rate on individuals' qualified dividend income described above.

If an International Fund (which term, for purposes of this and the following paragraph and the first sentence of the paragraph after that, includes the DFA Portfolio and an Underlying Fund where applicable) elects to treat a PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the International Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the International Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the International Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

An International Fund also may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not a capital, loss) also would be allowed for the excess, if any, of the holder’s adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election. The adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that an International Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after an International Fund acquires shares therein. While each International Fund generally will (and SA International Small Company Fund expects that the DFA Portfolio and the Underlying Funds generally will) seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and each International Fund reserves the right to make such investments as a matter of its investment policy.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time an International Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of an International Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

TAXATION OF REAL ESTATE INVESTMENTS

SA Real Estate Securities Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service have issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. SA Real Estate Securities Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

TAXATION OF OTHER FUND INVESTMENTS

Certain Financial Instruments. Special rules govern the federal income tax treatment of financial instruments in which some Funds may invest. These rules may have a particular impact on the amount of income or gain that a Fund must distribute to its shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

Original Issue Discount. The Funds may purchase debt securities with OID, which represents the difference between the original issue price of the debt instrument and its stated redemption price at maturity. OID is required to be accrued on a daily basis and is considered interest income for federal income tax purposes. Therefore, it is subject to the Distribution Requirement for a Fund, even if the Fund receives no corresponding payment on the discounted security during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Market Discount. Some Funds may purchase debt securities at a discount in excess of the OID or at a discount to the stated redemption price at maturity (for debt securities without OID). This discount is called “market discount.” Market discount is permitted to be recorded daily or at the time of disposition of the debt security. If market discount is to be recognized at the time of disposition of the debt security, accrued market discount is recognized to the extent of gain on the disposition.

Hedging Transactions. The premium a Fund receives for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium will be a short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount it paid to close out its position and the premium it receives will be a short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized on the sale of that security, and any resulting gain or loss will be a capital gain or loss and will be long-term or short-term depending on the Fund’s holding period for the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be long-term or short-term, depending on the Fund’s holding period for the option. If the option expires, the resulting loss will be treated similarly. If the option is exercised, the cost of the option, in the case of a call option, will be added to the basis in the purchased security and, in the case of a put option, will reduce the amount realized on the underlying security in determining gain or loss.

Some futures contracts (other than certain "securities futures contracts"), foreign currency contracts with respect to which a Code section 988(a)(1)(B) election is made, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – but not including certain swaps, interest rate caps and floors, and similar agreements -- in which a Fund may invest may be “section 1256 contracts.” Section 1256 contracts a Fund holds at the end of each taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) are “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Gains or losses on section 1256 contracts (including deemed sales) are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative portion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

Generally, hedging transactions a Fund undertakes, if any, may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) a Fund realizes. In addition, losses a Fund realizes on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Hedging transactions may increase the amount of net short-term capital gain realized by a Fund that is taxed as ordinary income when distributed to its shareholders. If a Fund makes one or more elections available under the Code, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains, or defer the recognition of losses, from the affected straddle positions. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to Fund shareholders, and that will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not engage in straddles.

The Diversification Requirements may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

MISCELLANEOUS

The foregoing discussion relates only to certain aspects of the federal tax law. Distributions by the Funds and dispositions of Fund shares may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment thereof summarized above. Shareholders should consult their tax advisors with respect to particular questions of federal, state, and local taxation. Shareholders who are not U.S. persons also should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of Fund shares. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, possibly with retroactive effect.

FINANCIAL STATEMENTS

Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Trust’s June 30, 2011 financial statements and the report thereon of [ ] from the Trust’s June 30, 2011 annual report (as filed with the SEC on September [ ], 2011, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder) are incorporated herein by reference.

Appendix A

PROXY VOTING GUIDELINES

Concise Summary of 2011 U.S. Proxy Voting Guidelines

Effective for Meetings on or after January 3, 2011

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees
Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined CASE-BY-CASE.
Four fundamental principles apply when determining votes on director nominees:
1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1. Board Accountability
VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:
 ____________________

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses:
1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
  A classified board structure;
  A supermajority vote requirement;
  Majority vote standard for director elections with no carve out for contested elections;
  The inability for shareholders to call special meetings;
  The inability for shareholders to act by written consent;
  A dual-class structure; and/or
  A non-shareholder approved poison pill.
1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:
1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
  The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
  The issuer's rationale;
  The issuer's governance structure and practices; and
  The issuer's track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:
1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices
Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company's equity plan;
1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;
1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
1.17.	Failure to replace management as appropriate; or
1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness
 Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:
2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or
2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.
2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	The full board is less than majority independent.

4. Director Competence
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:
4.1.
The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:
4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:
  Medical issues/illness;
  Family emergencies; and
  If the director's total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:
4.3.	Sit on more than six public company boards3; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Voting for Director Nominees in Contested Elections*
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:
  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.)
  The duties should include, but are not limited to, the following:
-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
-	serves as liaison between the chairman and the independent directors;
-	approves information sent to the board;
-	approves meeting agendas for the board;
-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
-	has the authority to call meetings of the independent directors;
-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
  Two-thirds independent board;
  All independent key committees;
  Established governance guidelines;
  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;
  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
-	Egregious compensation practices;
-	Multiple related-party transactions or other issues putting director independence at risk;
-	Corporate and/or management scandals;
-	Excessive problematic corporate governance provisions; or
-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.
____________________

3 Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.
* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Shareholder Rights & Defenses*

Net Operating Loss (NOL) Protective Amendments
Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:
  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.
* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
  Shareholders' current right to act by written consent;
  The consent threshold;
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.
Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
  An unfettered4 right for shareholders to call special meetings at a 10 percent threshold;
  A majority vote standard in uncontested director elections;
  No non-shareholder-approved pill; and
  An annually elected board.
Shareholder Ability to Call Special Meetings
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings. Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
  Shareholders’ current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10% preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management’s response to, previous shareholder proposals.
CAPITAL/RESTRUCTURING*

Common Stock Authorization
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
  Past Board Performance:
    The company's use of authorized shares during the last three years
  The Current Request:
    Disclosure in the proxy statement of the specific purposes of the proposed increase;
    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
    The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Preferred Stock Authorization
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

____________________

4 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
  Past Board Performance:
    The company's use of authorized preferred shares during the last three years;
  The Current Request:
    Disclosure in the proxy statement of the specific purposes for the proposed increase;
    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Mergers and Acquisitions
Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION*

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
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* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders.
Voting Alternatives
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and
  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices
If the company maintains problematic pay practices, generally vote:
  AGAINST management "say on pay" (MSOP) proposals;
  AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
    In egregious situations;
    When no MSOP item is on the ballot; or
    When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
  AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.
The focus is on executive compensation practices that contravene the global pay principles, including:
  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking; and
  Options Backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
  New or extended agreements that provide for:
    CIC payments exceeding 3 times base salary and average/target/most recent bonus;
    CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
    CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
  Multi-year guaranteed bonuses;
  A single performance metric used for short- and long-term plans;
  Lucrative severance packages;
  High pay opportunities relative to industry peers;
  Disproportionate supplemental pensions; or
  Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating
Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:
  Poor disclosure practices, including:
-	Unclear explanation of how the CEO is involved in the pay setting process;
-	Retrospective performance targets and methodology not discussed;
-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
  Board’s responsiveness to investor input and engagement on compensation issues, for example:
-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:
  Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
  Potentially excessive severance payments;
  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;
  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
  The plan is a vehicle for problematic pay practices.

Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:
  while employed and/or for two years following the termination of their employment; or
  for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:
  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines;
-	A holding period requirement coupled with a significant long-term ownership requirement; or
-	A meaningful retention ratio;
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
  Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines, or
-	A holding period requirement coupled with a significant long-term ownership requirement, or
-	A meaningful retention ratio,
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach
Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

2011 International Proxy Voting Guidelines Summary

Effective for Meetings on or after January 3, 2011

       In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

       Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

       Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. Operational Items

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:
  There are serious concerns about the procedures used by the auditor;
  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  Name of the proposed auditors has not been published;
  The auditors are being changed without explanation; or
  Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).
In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spin-offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:
  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections
Vote FOR management nominees in the election of directors, unless:
  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; or
  The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.*
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* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.* Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.*

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:
  Material failures of governance, stewardship, or fiduciary responsibilities at the company; or
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
[Please see the ISS International Classification of Directors.]

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* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

ISS Classification of Directors - International Policy 2011

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
  Relative[1] of a current employee of the company or its affiliates;
  Relative[1] of a former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (5 year cooling off period);
  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
  No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.
Employee Representative
  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
 [3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.
 [4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
 [5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections*
For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:
  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.
When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

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* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

3. Capital Structure*

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

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* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:
  A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland);
  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
  A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.
Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:
  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
  A duration of no more than 18 months.
In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:
  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
  A duration of no more than 18 months.
In addition, ISS will recommend AGAINST any proposal where:
  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks; and/or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items

Reorganizations/Restructurings*
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions*
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers*
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:
  the parties on either side of the transaction;
  the nature of the asset to be transferred/service to be provided;
  the pricing of the transaction (and any associated professional valuation);
  the views of independent directors (where provided);
  the views of an independent financial adviser (where appointed);
  whether any entities party to the transaction (including advisers) is conflicted; and
  the stated rationale for the transaction, including discussions of timing.
____________________

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Appendix B

LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Ratings:

The following descriptions of S&P’s long-term issue ratings have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

The following descriptions of Moody’s long-term obligation ratings have been published by Moody's Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

The following descriptions of Fitch’s long-term corporate finance obligation ratings have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

emr – The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions of S&P’s short-term issue credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

The following descriptions of Moody’s short-term obligation ratings have been published by Moody's Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Short-Term Obligation Ratings:

The following descriptions of Fitch’s short-term obligation ratings have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	Amended and Restated Agreement and Declaration of Trust6
(b)	Amended and Restated By-Laws7
(c)	See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of Amended and Restated Declaration of Trust of Registrant. See Article II, “Meetings of Shareholders,” and Article VII, “Records and Reports” of Registrant’s Amended and Restated By-Laws.
(d)	(i)	Investment Advisory and Administrative Services Agreement with LWI Financial Inc. 13
	(ii)	Amendment to the Investment Advisory and Administrative Services Agreement 14
	(iii)	Fee Waiver and Expense Reimbursement Letter Agreement between LWI Financial Inc. and SA Funds – Investment Trust 15
	(iv)	Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP 13
(e)		Distribution Agreement with Loring Ward Securities Inc. 13
(f)		Not Applicable.
(g)	(i)	Custodian Contract with State Street Bank and Trust Company 1
	(i) (a)	Amendment to Custodian Contract with State Street Bank and Trust Company 3
	(i) (b)	Letter agreement amending the Custodian Contract with State Street Bank and Trust Company 11
(h)	(i)	Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company 11
	(ii)	Transfer Agency and Service Agreement with State Street Bank and Trust Company 2
	(ii) (a)	Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust Company 15
	(iii)	Delegation Agreement with State Street Bank and Trust Company 5
	(iii) (a)	Revised Exhibit A to Delegation Amendment with State Street Bank and Trust Company 6
	(iv)	Amended and Restated Shareholder Servicing Agreement with Assante Asset Management Inc. (n/k/a LWI Financial Inc.) 4
	(iv) (a)	Amended Schedule A to Amended and Restated Shareholder Servicing Agreement 11
	(v)	Master Feeder Participation Agreement with DFA Investment Dimensions Group Inc. 3
	(v) (a)	Amendment to Master Feeder Participation Agreement with DFA Investment Dimensions Group Inc. 13
(i)		Opinion and Consent of K&L Gates LLP 15
(j)	(i)	Power of Attorney dated June 6, 2011 14
	(ii)	DFA Investment Dimensions Group Inc. Power of Attorney dated March 30, 2007 11
	(iii)	Consent of [ ] with respect to SA Funds - Investment Trust 15
	(iv)	Consent of [ ] with respect to International Small Company Portfolio (constituting a portfolio with DFA Investment Dimensions Group Inc.) 15
(k)		Not Applicable.

(l)	Initial Capital Agreement1
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p) (i)	Code of Ethics for SA Funds – Investment Trust, LWI Financial Inc. and Loring Ward Securities Inc. 9
(ii)	Code of Ethics of DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund, Dimensional Investment Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Fund Advisors Ltd., DFA Australia Limited, and Dimensional Fund Advisors Canada ULC14
____________________

1 Incorporated herein by reference from Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) (File Nos. 333-70423, 811-09195) as filed with the Securities and Exchange Commission on July 15, 1999.
2 Incorporated herein by reference from Post-Effective Amendment No. 5 to the Registration Statement as filed with the Securities and Exchange Commission on July 25, 2000.
3 Incorporated herein by reference from Post-Effective Amendment No. 9 to the Registration Statement as filed with the Securities and Exchange Commission on August 29, 2001.
4 Incorporated herein by reference from Post-Effective Amendment No. 10 to the Registration Statement as filed with the Securities and Exchange Commission on October 26, 2001.
5 Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registration Statement as filed with the Securities and Exchange Commission on October 23, 2002.
6 Incorporated herein by reference from Post-Effective Amendment No. 12 to the Registration Statement as filed with the Securities and Exchange Commission on October 21, 2003.
7 Incorporated herein by reference from Post-Effective Amendment No. 13 to the Registration Statement as filed with the Securities and Exchange Commission on October 22, 2004.
8 Incorporated herein by reference from Post-Effective Amendment No. 15 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2005.
9 Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registration Statement as filed with the Securities and Exchange Commission on October 26, 2006.
10 Incorporated herein by reference from Post-Effective Amendment No. 17 to the Registration Statement as filed with the Securities and Exchange Commission on December 15, 2006.
11 Incorporated herein by reference from Post-Effective Amendment No. 19 to the Registration Statement as filed with the Securities and Exchange Commission on August 27, 2007.
12 Incorporated herein by reference from Post-Effective Amendment No. 22 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2008.
13 Incorporated herein by reference from Post-Effective Amendment No. 23 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2009.
14 Filed herewith.
15 To be filed by Amendment.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None

ITEM 30. INDEMNIFICATION

Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides:

The trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets shall indemnify and hold harmless each and every trustee from and against any and all claims, demands and expenses (including reasonable attorneys’ fees) whatsoever arising out of or related to each trustee’s performance of his or her duties as a trustee of the Registrant; provided that nothing contained in the Amended and Restated Agreement and Declaration of Trust shall indemnify, hold harmless or protect any trustee from or against any liability to the Registrant or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Registrant or the trustees or any of them in connection with the Registrant shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as trustees or trustee, and such trustees or trustee shall not be personally liable thereon.

Article VI of the Amended and Restated By-Laws provides in relevant part:

The Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Registrant) by reason of the fact that such person is or was an agent of the Trust (including trustees, officers, employees and other agents of the Registrant), against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his or her official capacity as a trustee of the Registrant, that his or her conduct was in the Registrant’s best interests, (b) in all other cases, that his or her conduct was at least not opposed to the Registrant’s best interests, and (c) in the case of a criminal proceeding, that he or she had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Registrant or that the person had reasonable cause to believe that the person’s conduct was unlawful.

The Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that that person is or was an agent of the Registrant, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Registrant and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Notwithstanding any provision to the contrary contained in the Amended and Restated By-Laws, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Registrant.

Section 1 of each Indemnification Agreement between the Registrant and each Trustee provides:

The Registrant shall indemnify and hold harmless the trustee against any expenses actually and reasonably incurred by the trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Agreement and Declaration of Trust and By-Laws of the Registrant, the Delaware Statutory Trust Act, the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), as now or hereafter in force, subject to the following provisions.

The trustee shall be indemnified pursuant to Section 1 against any such expenses unless the trustee is subject to such expenses by reason of the trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office as defined in such Section 17(h) of the 1940 Act (“Disabling Conduct”).

The trustee shall be indemnified pursuant to Section 1 if either: (1) the court or other body before which the proceeding relating to the trustee’s liability is brought shall have rendered a final decision on the merits, finding that the trustee is not liable by reason of Disabling Conduct or is entitled to indemnification; or (2) the proceeding against the trustee shall have been dismissed for insufficiency of evidence of any Disabling Conduct with which the trustee has been charged; or (3) in the absence of such a final decision, dismissal or withdrawal, a determination shall have been made that the trustee is not rendered ineligible by reason of Disabling Conduct, based upon a review of the facts, by either the vote of a majority of a quorum of non-party independent trustees or the determination of independent counsel in a written opinion.

Section 13 of the Investment Advisory and Administrative Services Agreement provides:

The Registrant shall indemnify and hold harmless the investment adviser and its shareholders, directors, officers and employees (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable legal fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under the agreement provided, however, that nothing in the agreement shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of the obligations and duties under the agreement.

No provision of the agreement shall be construed to protect the investment adviser, any director or officer of the investment adviser, or any trustee or officer of the Registrant, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

Section 6 of the Distribution Agreement provides:

The Registrant agrees to indemnify and hold harmless the distributor and any dealer that enters into a selected dealer agreement with the distributor, which provides for such indemnification, in the form approved by the Board of Trustees of the Registrant (each an “Indemnified Dealer”) and each of the directors, officers, agents and employees and any person who controls the distributor or the Indemnified Dealer within the meaning of Section 15 of the 1933 Act (any of the distributor, any Indemnified Dealer, their officers, agents, employees and directors or such control persons, for purposes of this paragraph, an “Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon the claim that the Registration Statement, Prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law.

However, the Registrant does not agree to indemnify the distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with information furnished to the Registrant by or on behalf of the distributor. The Registrant will also not indemnify any Indemnitee with respect to any untrue statement or omission made in the Registration Statement or Prospectus that is subsequently corrected in such document (or an amendment thereof or supplement thereto) if a copy of the Prospectus (or such amendment or supplement) was not sent or given to the person asserting any such loss, liability, claim, damage or expense at or before the written confirmation to such person in any case where such delivery is required by the 1933 Act and the Registrant had notified the distributor of the amendment or supplement prior to the sending of the confirmation. In no case (i) is the indemnity of the Registrant in favor of any Indemnitee to be deemed to protect the Indemnitee against any liability to the Registrant or its shareholders to which the Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement, or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against any Indemnitee unless the Indemnitee shall have notified the Registrant in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Indemnitee (or after Indemnitee shall have received notice of service on any designated agent).

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

LWI Financial Inc. performs investment advisory services for the Registrant and institutional and individual investors.

Dimensional Fund Advisors LP performs investment advisory services for the Registrant with respect to each of its series as well as other investment companies and institutional and individual investors.

See the information concerning LWI Financial Inc. set forth in Parts A and B of this Registration Statement.

LWI Financial Inc. and Dimensional Fund Advisors LP are investment advisers registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of directors, officers or partners of LWI Financial Inc. and Dimensional Fund Advisors LP, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such directors, officers or partners during the past two years, is incorporated herein by reference from Schedules B and D of Forms ADV filed by LWI Financial Inc. (SEC File No. 801-55934) and Dimensional Fund Advisors LP (SEC File No. 801-16283) pursuant to the Advisers Act.

ITEM 32. PRINCIPAL’S

(a)	Not Applicable.
(b)
	(1)	(2)	(3)

	Name and Principal	Positions and Offices	Positions and Offices
	Business Address	with Underwriter	with Registrant

	Alexander B. Potts	President and Chief	President and Chief
	LWI Financial Inc.	Executive Officer	Executive Officer
3055 Olin Avenue
Suite 2000
San Jose, CA 95128

	Michael Clinton	Chief Operating	Chief Financial and
	LWI Financial Inc.	Officer, Chief Financial	Accounting Officer and
	3055 Olin Avenue	Officer and Treasurer	Treasurer
Suite 2000
San Jose, CA 95128

	Christopher D. Stanley	Vice President,	Vice President, Chief
	LWI Financial Inc.	General Counsel, Chief	Legal Officer, Chief
	3055 Olin Avenue	Legal Officer and Chief	Compliance Officer and
	Suite 2000	Compliance Officer	Anti-Money Laundering
	San Jose, CA 95128		Compliance Officer

	Marcy Tsagarakis	Vice President	Secretary
LWI Financial Inc.
3055 Olin Avenue
Suite 2000
San Jose, CA 95128

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The Registrant's Trust Instrument and By-Laws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's policies and contracts are maintained at the offices of the Registrant, 3055 Olin Avenue, Suite 2000, San Jose, California 95128. The following entities prepare, maintain and preserve all other records required by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such records will be maintained on behalf of the Registrant for the periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and that such records are the property of the Registrant and will be surrendered promptly on request:

(1)	LWI Financial Inc. 3055 Olin Avenue, Suite 2000 San Jose, California 95128

(2)	Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, Texas 78746

(3)	State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105

(4)	Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, MA 02169

ITEM 34. MANAGEMENT SERVICES

Not Applicable.

ITEM 35. UNDERTAKINGS

Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 26 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California on the 29th day of August, 2011.

SA FUNDS - INVESTMENT TRUST

By:	/s/ Alexander B. Potts
Alexander B. Potts
President and Chief Executive
Officer

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures	Title	Date
* /s/ Bryan W. Brown	Trustee	August 29, 2011
Bryan W. Brown

* /s/ Harold M. Shefrin	Trustee	August 29, 2011
Harold M. Shefrin

* /s/ Mark A. Schimbor	Trustee	August 29, 2011
Mark A. Schimbor

/s/ Alexander B. Potts	President and	August 29, 2011
Alexander B. Potts	Chief Executive Officer

/s/ Michael Clinton	Treasurer and Chief	August 29, 2011
Michael Clinton	Financial and Accounting Officer

*By:	/s/ Christopher Stanley
Christopher Stanley
As Attorney-in-Fact for each Trustee

*signed pursuant to power of attorney.

POWER OF ATTORNEY

SA Funds—Investment Trust (“Trust”) and each of the undersigned officers and trustees of the Trust hereby nominates, constitutes and appoints Alexander Potts, Christopher Stanley, Michael Clinton and Marcy Tsagarakis (with full power to each of them to act alone) its/his true and lawful attorney-in-fact and agent, for it/him and on its/his behalf and in its/his name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, the Trust has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands on this 6th day of June, 2011.

SA FUNDS - INVESTMENT TRUST

By:	/s/ Alexander Potts
Name: Alexander Potts
Title: President and Chief Executive Officer

ATTEST:

/s/ Marcy Tsagarakis
Name: Marcy Tsagarakis
Title: Secretary

[Signatures Continued on Next Page]

Signature	Title
/s/ Bryan W. Brown
Bryan W. Brown	Trustee

/s/ Mark A. Schimbor
Mark A. Schimbor	Trustee

/s/ Harold M. Shefrin
Harold M. Shefrin	Trustee

/s/ Alexander Potts
Alexander Potts	President and Chief Executive Officer

/s/ Michael Clinton
Michael Clinton	Treasurer and Chief Financial and Accounting Officer

SIGNATURES

     As it relates to the SA International Small Company Fund only, DFA Investment Dimensions Group Inc. consents to the filing of this Amendment to the Registration Statement of SA Funds – Investment Trust, which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and the State of California on the 29th day of August, 2011.

DFA Investment Dimensions Group Inc.

By:	/s/David G. Booth*
David G. Booth
President

     The undersigned Directors and Principal Officers of DFA Investment Dimensions Group Inc. consent to the filing of this Amendment to the Registration Statement of SA Funds – Investment Trust as it relates to the SA International Small Company Fund only, on the dates indicated.

Signature	Title	Date
/s/David G. Booth*	President, Director, Chairman and	August 29, 2011
David G. Booth	Co-Chief Executive Officer

/s/David R. Martin*	Chief Financial Officer, Treasurer and	August 29, 2011
David R. Martin	Vice President

/s/George M. Constantinides*	Director	August 29, 2011
George M. Constantinides

/s/John P. Gould*	Director	August 29, 2011
John P. Gould

/s/Roger G. Ibbotson*	Director	August 29, 2011
Roger G. Ibbotson

/s/Edward P. Lazear*	Director	August 29, 2011
Edward P. Lazear

/s/Eduardo A. Repetto*	Director, Co-Chief Executive Officer	August 29, 2011
Eduardo A. Repetto	and Chief Investment Officer

/s/Myron S. Scholes*	Director	August 29, 2011
Myron S. Scholes

/s/Abbie J. Smith*	Director	August 29, 2011
Abbie J. Smith

*By:	/s/Jeff J. Jeon
Jeff J. Jeon, Attorney-in-Fact
(Pursuant to a Power-of-Attorney)

Exhibit Index

Exhibit 28 (d) (ii)	Amendment to the Investment Advisory and Administrative Services Agreement, dated June 6, 2011

Exhibit 28 (j) (i)	Power of Attorney dated June 6, 2011

Exhibit 28 (p) (ii)	Code of Ethics of Dimensional Fund Advisors LP and affiliated entities